STOCK PURCHASE AGREEMENT

                            Dated as of June 5,2006

                                  by and among

                         CHARYS HOLDING COMPANY, INC.,

                         CROCHET & BOREL SERVICES, INC.


                                      and

                                  TROY CROCHET

                               TABLE OF CONTENTS

                                                                             PAGE
ARTICLE I.   PURCHASE AND SALE OF C&B SHARES. . . . . . . . . . . . . . . .     1
ARTICLE II.  PURCHASE PRICE . . . . . . . . . . . . . . . . . . . . . . . .     1
     2.01 Determination of Purchase Price . . . . . . . . . . . . . . . . .     1
     2.02 Payment of Cash Consideration . . . . . . . . . . . . . . . . . .     2
     2.03 Payment of Initial Stock Consideration. . . . . . . . . . . . . .     2
     2.04 Aggregate Cash Consideration Adjustment Mechanism . . . . . . . .     3
     2.05 Make-Whole Adjustment . . . . . . . . . . . . . . . . . . . . . .     4
     2.06 Incentive Compensation. . . . . . . . . . . . . . . . . . . . . .     5
     2.07 Purchaser Stock Issued to the Seller. . . . . . . . . . . . . . .     5
     2.08 Stock Holdback. . . . . . . . . . . . . . . . . . . . . . . . . .     6
     2.09 Aged Accounts Receivable Adjustment . . . . . . . . . . . . . . .     7
ARTICLE III. REPRESENTATIONS AND WARRANTIES OF SELLER . . . . . . . . . . .     7
     3.01 Power, Authority and Organization of the Seller . . . . . . . . .     7
     3.02 No Conflict . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
     3.03 Ownership of the C&B Shares . . . . . . . . . . . . . . . . . . .     8
     3.04 Absence of Other Claims . . . . . . . . . . . . . . . . . . . . .     8
     3.05 Investment Representations. . . . . . . . . . . . . . . . . . . .     8
ARTICLE IV.  REPRESENTATIONS AND WARRANTIES REGARDING THE
             CORPORATION. . . . . . . . . . . . . . . . . . . . . . . . . .    10
     4.01 Organization and Authorization. . . . . . . . . . . . . . . . . .    10
     4.02 Authorized and Outstanding Stock. . . . . . . . . . . . . . . . .    11
     4.03 Absence of Other Claims . . . . . . . . . . . . . . . . . . . . .    11
     4.04 No Conflict . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
     4.05 Required Consents and Approvals . . . . . . . . . . . . . . . . .    11
     4.06 No Violation of Law . . . . . . . . . . . . . . . . . . . . . . .    12
     4.07 Financial Statements. . . . . . . . . . . . . . . . . . . . . . .    12
     4.08 No Undisclosed Liabilities. . . . . . . . . . . . . . . . . . . .    12
     4.09 Real Property . . . . . . . . . . . . . . . . . . . . . . . . . .    13
     4.10 Personal Property . . . . . . . . . . . . . . . . . . . . . . . .    13
     4.11 Indebtedness. . . . . . . . . . . . . . . . . . . . . . . . . . .    14


                                     -i-

                               TABLE OF CONTENTS
                                  (continued)
                                                                             PAGE

     4.12 Intellectual Property . . . . . . . . . . . . . . . . . . . . . .    14
     4.13 Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
     4.14 Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
     4.15 Employee Benefits . . . . . . . . . . . . . . . . . . . . . . . .    17
     4.16 Collective Bargaining . . . . . . . . . . . . . . . . . . . . . .    18
     4.17 Labor Disputes. . . . . . . . . . . . . . . . . . . . . . . . . .    19
     4.18 Bank Accounts . . . . . . . . . . . . . . . . . . . . . . . . . .    19
     4.19 Environmental Matters . . . . . . . . . . . . . . . . . . . . . .    19
     4.20 Required Licenses and Permits . . . . . . . . . . . . . . . . . .    21
     4.21 Insurance Policies. . . . . . . . . . . . . . . . . . . . . . . .    21
     4.22 Major Suppliers and Customers . . . . . . . . . . . . . . . . . .    21
     4.23 Contracts and Commitments . . . . . . . . . . . . . . . . . . . .    21
     4.24 Agreements in Full Force and Effect . . . . . . . . . . . . . . .    22
     4.25 Absence of Certain Changes and Events . . . . . . . . . . . . . .    23
     4.26 Accounts Receivable . . . . . . . . . . . . . . . . . . . . . . .    24
     4.27 Tax Matters . . . . . . . . . . . . . . . . . . . . . . . . . . .    25
     4.28 Brokerage . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
     4.29 Disclosure. . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
ARTICLE V.   REPRESENTATIONS AND WARRANTIES OF PURCHASER. . . . . . . . . .    27
     5.01 Organization. . . . . . . . . . . . . . . . . . . . . . . . . . .    27
     5.02 Authorization . . . . . . . . . . . . . . . . . . . . . . . . . .    27
     5.03 No Conflict . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
     5.04 Brokerage . . . . . . . . . . . . . . . . . . . . . . . . . . . .    28
     5.05 Disclosure. . . . . . . . . . . . . . . . . . . . . . . . . . . .    28
     5.06 Purchaser Shares. . . . . . . . . . . . . . . . . . . . . . . . .    28
ARTICLE VI.   COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . .    28
     6.01 Operations of the Corporation . . . . . . . . . . . . . . . . . .    28
     6.02 Access. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    31
     6.03 Transfer Taxes. . . . . . . . . . . . . . . . . . . . . . . . . .    31
     6.04 Preparation of Supporting Documents . . . . . . . . . . . . . . .    31


                                     -ii-

                               TABLE OF CONTENTS
                                  (continued)
                                                                             PAGE

     6.05 Notices of Certain Events . . . . . . . . . . . . . . . . . . . .    32
     6.06 Supplements to Schedules. . . . . . . . . . . . . . . . . . . . .    32
     6.07 No Solicitation of Transactions . . . . . . . . . . . . . . . . .    33
     6.08 Filings; Other Actions; Notification. . . . . . . . . . . . . . .    33
     6.09 Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . .    34
     6.10 Publicity . . . . . . . . . . . . . . . . . . . . . . . . . . . .    34
     6.11 Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    34
     6.12 Non-Operating Expenses. . . . . . . . . . . . . . . . . . . . . .    34
     6.13 [Intentionally Reserved]. . . . . . . . . . . . . . . . . . . . .    34
     6.14 Use of Cash Consideration . . . . . . . . . . . . . . . . . . . .    35
     6.15 Spin-Off Agreement. . . . . . . . . . . . . . . . . . . . . . . .    35
     6.16 Tax Matters . . . . . . . . . . . . . . . . . . . . . . . . . . .    35
     6.17 Unwind Option . . . . . . . . . . . . . . . . . . . . . . . . . .    36
     6.18 Employee Bonus Pool . . . . . . . . . . . . . . . . . . . . . . .    37
ARTICLE VII  CONDITIONS TO EACH PARTY'S OBLIGATION TO CLOSE . . . . . . . .    37
     7.01 Regulatory Consents . . . . . . . . . . . . . . . . . . . . . . .    37
     7.02 Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . . .    37
ARTICLE VIII.CONDITIONS TO OBLIGATIONS OF THE SELLER. . . . . . . . . . . .    38
     8.01 Representations and Warranties True and Correct at Closing Dates.    38
     8.02 Performance of Obligations. . . . . . . . . . . . . . . . . . . .    38
     8.03 Documents Satisfactory in Form and Substance. . . . . . . . . . .    38
     8.04 Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . .    38
     8.05 No Material Change. . . . . . . . . . . . . . . . . . . . . . . .    38
     8.06 Opinion of Counsel to the Purchaser . . . . . . . . . . . . . . .    39
ARTICLE IX.  CONDITIONS TO OBLIGATIONS OF PURCHASER . . . . . . . . . . . .    39
     9.01 Representations and Warranties True and Correct at Closing Dates.    39
     9.02 Performance Obligations . . . . . . . . . . . . . . . . . . . . .    39
     9.03 No Material Change. . . . . . . . . . . . . . . . . . . . . . . .    39
     9.04 Other Necessary Consents. . . . . . . . . . . . . . . . . . . . .    39
     9.05 Opinion of Counsel to the Seller. . . . . . . . . . . . . . . . .    39


                                     -iii-

                               TABLE OF CONTENTS
                                  (continued)
                                                                             PAGE

     9.06 Non-Compete Agreement . . . . . . . . . . . . . . . . . . . . . .    40
     9.07 Documents Satisfactory in Form and Substance. . . . . . . . . . .    40
     9.08 Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . .    40
     9.09 Employment Agreements . . . . . . . . . . . . . . . . . . . . . .    40
     9.10 Release of Liens. . . . . . . . . . . . . . . . . . . . . . . . .    40
     9.11 Payment of Indebtedness . . . . . . . . . . . . . . . . . . . . .    40
ARTICLE X.   INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . . .    40
     10.01 Indemnification Obligations of the Seller. . . . . . . . . . . .    40
     10.02 Indemnification Obligations of Purchaser . . . . . . . . . . . .    41
     10.03 Indemnification Procedure. . . . . . . . . . . . . . . . . . . .    41
     10.04 Survival Period. . . . . . . . . . . . . . . . . . . . . . . . .    43
     10.05 Liability Limits . . . . . . . . . . . . . . . . . . . . . . . .    43
     10.06 Investigations . . . . . . . . . . . . . . . . . . . . . . . . .    44
     10.07 Set-Off. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    44
     10.08 Reduction of Purchase Price. . . . . . . . . . . . . . . . . . .    44
     10.09 Damages. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    44
     10.10 Exclusive Remedy . . . . . . . . . . . . . . . . . . . . . . . .    44
ARTICLE XI   TERMINATION PRIOR TO SECOND CLOSING DATE . . . . . . . . . . .    44
     11.01 Termination of Agreement . . . . . . . . . . . . . . . . . . . .    44
     11.02 Termination of Obligations . . . . . . . . . . . . . . . . . . .    45
ARTICLE XII. MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . .    45
     12.01 Entire Agreement; Survival . . . . . . . . . . . . . . . . . . .    45
     12.02 Amendment. . . . . . . . . . . . . . . . . . . . . . . . . . . .    45
     12.03 Parties Bound by Agreement; Successors and Assigns . . . . . . .    46
     12.04 Counterparts; Facsimile. . . . . . . . . . . . . . . . . . . . .    46
     12.05 Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . .    46
     12.06 Modification and Waiver. . . . . . . . . . . . . . . . . . . . .    46
     12.07 Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .    46
     12.08 Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    46
     12.09 Governing Law; Jurisdiction. . . . . . . . . . . . . . . . . . .    47


                                     -iv-

                               TABLE OF CONTENTS
                                  (continued)
                                                                             PAGE

     12.10 Public Announcements . . . . . . . . . . . . . . . . . . . . . .    47
     12.11 Knowledge. . . . . . . . . . . . . . . . . . . . . . . . . . . .    47
     12.12 No Third-Party Beneficiaries . . . . . . . . . . . . . . . . . .    48
     12.13 "Including". . . . . . . . . . . . . . . . . . . . . . . . . . .    48
     12.14 Gender and Number. . . . . . . . . . . . . . . . . . . . . . . .    48
     12.15 References . . . . . . . . . . . . . . . . . . . . . . . . . . .    48
     12.16 Severability . . . . . . . . . . . . . . . . . . . . . . . . . .    48
     12.17 Further Assurances . . . . . . . . . . . . . . . . . . . . . . .    48
     12.18 Currency . . . . . . . . . . . . . . . . . . . . . . . . . . . .    48
     12.19 Ordinary Course of Business. . . . . . . . . . . . . . . . . . .    48
     12.20 Commercially Reasonable Efforts. . . . . . . . . . . . . . . . .    49
     12.21 Material Adverse Change (or Effect). . . . . . . . . . . . . . .    49
     12.22 Arbitration. . . . . . . . . . . . . . . . . . . . . . . . . . .    49
     12.23 Enforcement. . . . . . . . . . . . . . . . . . . . . . . . . . .    50

                         LIST OF SCHEDULES AND EXHIBITS
                         ------------------------------

SCHEDULES
---------

Schedule 2.04         Statement of Net Worth Mechanics
Schedule 2.06(a)(l)   Incentive Compensation Mechanics
Schedule 2.06(a)(2)   Incentive Employees
Schedule 2.06(b)      Integration Incentive Compensation Mechanics
Schedule 3.03         Encumbrances on C&B Shares
Schedule 4.01(a)      Qualifications to Conduct Business
Schedule 4.01(c)      Officers and Directors of the Corporation
Schedule 4.04         Conflicts
Schedule 4.05         Required Consents
Schedule 4.07         Financial Statements
Schedule 4.09(a)      Real Property
Schedule 4.09(c)      Permitted Liens
Schedule 4.10(a)      Personal Property
Schedule 4.10(b)      Property Held at Other Locations
Schedule 4.10(d)      Personal Property Leases
Schedule 4.11         Indebtedness
Schedule 4.12(b)      Intellectual Property
Schedule 4.12(d)      IP Claims
Schedule 4.13         Litigation
Schedule 4.14(a)      Employees
Schedule 4.14(b)      Exceptions to Compliance with Employment Laws
Schedule 4.15(a)(i)   Employee Benefit Plans
Schedule 4.15(a)(ii)  Exceptions to Compliance with ERISA and Code
Schedule 4.16         Collective Bargaining Agreements
Schedule 4.18         Bank Accounts
Schedule 4.19(b)      Exceptions to Compliance with Environmental Laws
Schedule 4.20         Corporate Authorizations
Schedule 4.21         Insurance Policies
Schedule 4.22         Major Suppliers and Customers
Schedule 4.23         Contracts and Commitments
Schedule 4.25         Absence of Changes
Schedule 4.26(b)      Accounts Receivable
Schedule 4.27(b)      Tax Returns
Schedule 4.27(c)      Tax Deficiencies
Schedule 4.27(d)      Tax Sharing Agreements
Schedule 4.27(e)      Tax Election Adjustments
Schedule 6.15         Spin-Off Agreement
Schedule 12.11(a)     Seller's Knowledge

                         LIST OF SCHEDULES AND EXHIBITS
                         ------------------------------
                                   (CONTINUED)

EXHIBITS
--------

Exhibit A       Form of Seller Note
Exhibit B       Form of Registration Rights Agreement
Exhibit C       Form of Non-Competition Agreement
Exhibit D       Form of Employment Agreement

                            STOCK PURCHASE AGREEMENT

          This  STOCK PURCHASE AGREEMENT (this "Agreement"), is made and entered
                                                ---------
into  as  of  June  5, 2006 (the "Initial Closing Date"), effective as of May 1,
                                  --------------------
2006, by and among CHARYS HOLDING COMPANY, INC., a Delaware corporation ("Purchaser"), CROCHET & BOREL SERVICES, INC., a Texas corporation ("the
  ---------                                                                  ---
Corporation"),  and  TROY  CROCHET,  a  resident  of  the  State  of  Texas (the
-----------
"Seller").
 ------

                              W I T N E S S E T H:
                              -------------------

     WHEREAS,  the  Seller owns 500 shares of Common Stock (the "C&B Shares") of
                                                                 ----------
the Corporation, which constitute all of the issued and outstanding shares of capital stock of the Corporation; and

     WHEREAS, the Corporation is in the business of providing environmental remediation services to customers throughout the United States of America (the "C&B Business"): and
 -------------

     WHEREAS, in reliance on and subject to the terms, conditions, representations, warranties, covenants and agreements contained herein, Purchaser desires to purchase the C&B Shares from the Seller, and the Seller desires to sell the C&B Shares to Purchaser;

     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements herein contained, and upon and subject to the terms and the conditions hereinafter set forth, the parties do hereby agree as follows:

                                   ARTICLE I.
                         PURCHASE AND SALE OF C&B SHARES
                         -------------------------------

     Upon the terms and subject to the conditions of this Agreement, (a) on the Initial Closing Date, the Seller shall sell, assign, transfer and convey unto Purchaser, and Purchaser shall purchase and acquire from the Seller, 249 C&B Shares (the "Initial Closing C&B Shares"), free and clear of any and all
               -----------------------------
claims, liens, charges and encumbrances, and (b) on the Second Closing Date, the Seller shall sell, assign, transfer and convey unto Purchaser, and Purchaser shall purchase and acquire from the Seller, 251 C&B Shares, free and clear of any and all claims, liens, charges and encumbrances,

                                   ARTICLE II.
                                 PURCHASE PRICE
                                 --------------

     2.01     DETERMINATION  OF  PURCHASE PRICE. In consideration of the sale of
              ----------------------------------
all of the C&B Shares to Purchaser, Purchaser shall pay to the Seller aggregate consideration in an amount equal to $200,100,000 (the "Base Purchase Price") by
                                                        -------------------
delivery  of  (i)  cash  (the  "Cash Consideration") and  (ii)  shares  ("Stock
                                ------------------                        -----
Consideration") of the Purchaser's Common Stock (the "Purchaser Stock"), as more
-------------                                         ---------------
fully  set  forth  below  and  subject  to  adjustment  as  provided  herein.

     2.02     PAYMENT OF CASH CONSIDERATION.
              ------------------------------

          (a) On May 3, 2006, Purchaser paid to Seller Cash Consideration in an amount equal to $1,000,000 (the "Non-Refundable Cash Consideration").
                                          -----------------------------------

          (b) On the Initial Closing Date, Purchaser shall deliver to the Seller Cash Consideration in an amount equal to $19,000,000 (the "Initial
                                                                         -------
Closing Cash Consideration"),payable in cash or in the form of a promissory note
--------------------------
attached  hereto  as  EXHIBIT A  (the  "Seller  Note").
                      ---------         ------------

          (c)     On  the  Final  Determination Date (as defined in Section 2.04
                                                                    ------------
below), Purchaser shall deliver to the Seller Cash Consideration in an amount equal to (A) $80,000,000 less (B) the sum of (1) the amount of any dividends
                             ----
paid  by  the  Corporation to Seller from and after April 25, 2006, plus (2) the
                                                                    ----
amount by which the audited net worth of the Corporation as of December 31, 2005 set forth on the Final Statement of Net Worth is less than $75,000,000 (such amount being the "Final Determination Date Cash Consideration" and, collectively
                  -------------------------------------------
with the Non-Refundable Cash Consideration and the Initial Closing Cash Consideration, the "Aggregate Cash Consideration"). For purposes of this Section
                    ----------------------------                         -------
2.02(c),  in determining the audited net worth of the Corporation as of December
-------
31, 2005 set forth on the Final Statement of Net Worth, the allowance for doubtful accounts receivable established in accordance with generally accepted accounting principles ("GAAP") shall not be taken into account.
                          ----

     2.03     PAYMENT OF INITIAL STOCK CONSIDERATION.
              ---------------------------------------

          (a) On May 3, 2006, Purchaser issued to the Seller Stock Consideration equal to 1,000,000 shares of Purchaser Stock (the "Non-Refundable
                                                                  --------------
Stock  Consideration").
--------------------

          (b) On the Initial Closing Date, Purchaser shall deliver to the Seller Stock Consideration equal to 3,000,000 shares of Purchaser Stock (the "Initial Closing Stock Consideration").
 --------------------------------------

          (c)     On  the  Second  Closing  Date  (as defined in Section 6.08(a)
                                                                 ---------------
below), Purchaser shall issue to the Seller Stock Consideration equal to (i) 4,008,000 shares of Purchaser Stock (the "Second Closing Stock Consideration"),
                                           ----------------------------------
less (ii) the sum of (A) the Stock Holdback (as defined in Section 2.08 hereof),
                                                           ------------
plus  (B) that number of shares equal to (1) the dollar value of any liabilities
----
set forth on any disclosure schedule delivered to Purchaser by the Seller after the Initial Closing Date that is not set forth on disclosure schedules delivered by the Seller prior to the Initial Closing Date or reflected on the Interim Financial Statements (as defined in Section 4.07 below), divided by (2) the
                                         ------------         ----------
Market  Price  of  the  Purchaser  Stock on the Second Closing Date (the "Second
                                                                          ------
Closing Date Market Price"). The Non-Refundable Stock Consideration, the Initial
-------------------------
Closing Stock Consideration and the Second Closing Stock Consideration (including the Stock Holdback and any shares of Purchaser Stock withheld pursuant to Section 2.03(c)(ii)(B), and collectively consisting of an aggregate
             -----------------------
of 8,008,000 shares of Purchaser Stock) are hereinafter referred to collectively as the "Initial Stock Consideration."
          -----------------------------

     2.04    AGGREGATE  CASH  CONSIDERATION  ADJUSTMENT  MECHANISM.
             ------------------------------------------------------

          (a) As soon as practicable, but in no event more than sixty (60) days after the Initial Closing Date, the Seller shall cause the Corporation to prepare and deliver to the Purchaser a statement (the "Statement of Net Worth")
                                                        ----------------------
setting forth the net worth of the Corporation as of December 31, 2005, prepared from the Audited Financial Statements for the period ended December 31, 2005 (the "Determination Date Financial Statements") and in accordance with SCHEDULE
       ---------------------------------------                          --------
2.04.
-----

          (b) The Purchaser and its accountants and other representatives shall have the right to review and verify the Determination Date Financial Statements and the Statement of Net Worth, and the Seller shall provide the Purchaser (i) with reasonable access to all books, records, work papers, written procedures, and reports used to prepare the Determination Date Financial
Statements and the Statement of Net Worth, and (ii) personnel necessary to enable the Purchaser and its accountants and other representatives to fully evaluate the Determination Date Financial Statements and the Statement of Net Worth.

          (c) By way of clarification with regard to the Seller's preparation of the Determination Date Financial Statements and the Statement of Net Worth, the Purchaser hereby agrees and accepts as binding with respect to the preparation of the Determination Date Financial Statements and the Statement of Net Worth the Seller's auditor's (being Jeff Davis, CPA) application of GAAP and related accounting principles in the balance sheets included in the Determination Date Financial Statements, and the Purchaser agrees not to contest or otherwise propose any change to such application of GAAP and related accounting principles in connection with preparation of the Determination Date Financial Statements and the Statement of Net Worth, provided that such application of GAAP and related accounting principles is in accordance with the Corporation's past practices, consistently applied.

          (d) The Purchaser shall have fifteen (15) days following the date of Purchaser's receipt of the Determination Date Financial Statements during which to notify Seller of any dispute of any item contained therein, which notice shall set forth in detail the basis for such dispute. Purchaser and the Seller shall cooperate in good faith to resolve any such dispute as promptly as possible, and upon such resolution, the Statement of Net Worth shall be revised in accordance with the agreement of the Purchaser and the Seller, In the event the Purchaser does not notify the Seller of any such dispute within such fifteen (15)-day period or notifies the Seller within such period that it does not dispute any item contained therein, the Statement of Net Worth shall become the Final Statement of Net Worth. In the event the Purchaser and the Seller are unable to resolve any dispute regarding the Statement of Net Worth within fifteen (15) days following the Seller's receipt of notice of such dispute, such dispute shall be submitted to, and all issues having a bearing on the dispute shall be resolved by, the Houston, Texas office of a nationally recognized accounting firm that shall be mutually acceptable to the Seller and the Purchaser, which shall include, without limitation, any "Big Four" accounting firm (the "Accounting Referee"). In resolving any such dispute, the Accounting
           ------------------
Referee shall consider only those items or amounts in the Determination Date Financial Statements or Statement of Net Worth as to which the Purchaser has disagreed. The Accounting Referee's determination of the Statement of Net Worth shall be final and binding on the Parties, and shall become the Final Statement of Net Worth. The Accounting Referee shall use commercially reasonable efforts to complete its work within thirty (30) days following its engagement. The expenses of the Accounting Referee shall be borne 100% by the non-prevailing party as determined by the Accounting Referee. The Statement of Net Worth, as adjusted pursuant to this Section 2.04, shall become the "Final Statement of Net
                    --------------                       -----------------------
Worth" and the date on which Purchaser delivers to Seller the Final Statement of
-----
Net  Worth  shall  be  the  "Final  Determination  Date."
                             ---------------------------

     2.05    MAKE-WHOLE  ADJUSTMENT.
             -----------------------

          (a)     The  following  terms  have  the  meanings  set  forth  below:

               (i)     "Make-Whole  Date"  means  the  date  that  is  30  days
                        ----------------
following the issuance of Purchaser's Form 10K for fiscal year 2007, provided that if such date falls on a non-business day, the Make-Whole Date shall be the preceding business day.

               (ii)     "Make  Whole  Deficit"  means the value, if negative, of
                         --------------------
(A) the Target Stock Consideration Value, minus (B) the product of (1) 8,008,000
                                          -----
multiplied  by  (2)  the  Market  Price  of  the  Purchaser  Stock during the 15
--------------
consecutive  trading  days  prior  to  the  Make-Whole  Date.

               (iii)     "Market  Price"  means, with respect to any period, the
                          -------------
weighted average sale price of the Purchaser Stock during such period as determined by (i) the principal stock exchange, or the NASDAQ/NMS, as the case may be, on which shares of Purchaser Stock is then listed or admitted to trading, or (ii) if the Purchaser Stock is not then listed or admitted to trading on any stock exchange or the NASDAQ/NMS, the average of the last reported closing bid and asked prices on each such day in the over-the-counter market, as furnished by the NASDAQ system or National Quotation Bureau, Inc., or
(iii) if neither NASDAQ, or National Quotation Bureau, Inc. is at the time engaged in the business of reporting such prices, then as furnished by any similar firm then engaged in such business

               (iv)     "NASDAQ/NMS"  means  that  National  Association  of
                         ----------
Securities  Dealers'  Automated  Quotation  National  Market  System,

               (v)     "Target  Stock  Consideration Value" means the Target Per
                        ----------------------------------
Share  Stock  Price  multiplied  by  8,008,000.

          (b) In the event that the Market Price of the Purchaser Stock during the fifteen consecutive trading days immediately prior to the Make-Whole Date is less than $12.50 per share (the "Target Per Share Stock Price"),
                                                 ----------------------------
Purchaser shall, at Purchaser's option, either (x) issue to Seller that number of additional shares of Purchaser Stock (the "Make-Whole Shares") equal to (1)
                                                -----------------
the  Make  Whole  Deficit, divided by the Market Price of the Purchaser Stock on
                           ----------
the Make-Whole Date, or (y) pay to Seller an amount in cash equal to (1) the Target Stock Consideration Value, less (2) the Make Whole Deficit. Such issuance
                                  ----
shall be completed or such cash payment shall be made no later than the third business day after the Make-Whole Date.

          (c) Notwithstanding anything to the contrary set forth herein, Purchaser's obligation to make any adjustment in accordance with this Section
                                                                         -------
2.05,  or  to issue any Make-Whole Shares, shall terminate in the event that, at
----
any time prior to the Make-Whole Date, (i) the Market Price of the Purchaser Stock during any twenty (20) consecutive trading days exceeds

$16,00 per share, or (ii) the actual sale price of the Purchaser Stock in each transaction in which shares of Purchaser Stock are traded during any five (5) consecutive trading days exceeds $16.50 per share, but in either case only if all of the Seller's Shares constituting the Initial Stock Consideration are fully registered.

     2.06     INCENTIVE COMPENSATION
              ----------------------

          (a)     In  addition  to  the  Base Purchase Price, the  Seller shall,
for  each  Performance  Year  (as   defined  on  SCHEDULE  2.06(a)(l)),  be
                                                 ---------------------
entitled to earn incentive compensation based upon the financial performance of the Corporation according to the formula set forth on SCHEDULE 2.06(a)(l).
                                                            -------------------
Upon  determining  the  portion of the Bonus Pool Amount (as defined on SCHEDULE
                                                                        --------
2.06(a)(l))  payable  for each Employment Year, Seller shall notify Purchaser of
-----------
the portion of such amount to be paid to each employee identified on SCHEDULE.2.06(a)(2) (the "Incentive Employees") (to the extent that each such
-------------------         --------------------
employee continues to be entitled to incentive compensation pursuant to the terms of his or her employment agreement with the Corporation) or any other employee who becomes eligible for incentive compensation pursuant to the terms of his or her employment agreement with the Corporation.

          (b)     Additionally,  the   Seller  shall  be  entitled  to  earn
additional equity compensation based upon the financial performance of acquired companies, determined in accordance with the provisions of SCHEDULE 2.06(b).
                                                               -----------------

     2.07     PURCHASER STOCK ISSUED TO THE SELLER
              ------------------------------------

          (a) No fractional shares of Purchaser Stock shall be issued to the Seller hereunder, and the number of shares of Purchaser Stock to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises pursuant to any calculation in Section 2.06 or elsewhere herein, the
                                           ------------
Purchaser shall eliminate such fractional share interest by paying the Seller the amount computed by multiplying the fractional interest by the price of a full share (with such price being the same price used to determine the shares then being issued).

          (b) The Seller shall be granted registration rights, with respect to all shares of Purchaser Stock issued to the Seller hereunder, as more specifically set forth in that certain Registration Rights Agreement (the
"Registration  Rights  Agreement")  in  the  form  attached hereto as EXHIBIT B.
 -------------------------------                                      ----------

          (c) Shares of Purchaser Stock, when issued and delivered to the Seller in accordance with the terms hereof, will be duly authorized, validly issued, fully-paid and non-assessable.

          (d) The stock certificates evidencing the shares of Purchaser Stock issued to Seller hereunder will bear the following legend:

     THIS SHARES OF STOCK EVIDENCED BY THIS STOCK CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND

     APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS

     2.08     STOCK  HOLDBACK.
              ----------------

          (a)     As  partial  security  of  the obligations of the Seller under
Section 10.01 hereof  or  otherwise arising under or relating to this Agreement,
-------------
Purchaser shall withhold a portion of the Second Closing Stock Consideration equal to 750,000 shares of Purchaser Stock (the "Stock Holdback"). On each of
                                                  --------------
(i) the date that is nine (9) months following the Second Closing Date, and (ii) the date that is eighteen (18) months following the Second Closing Date, Purchaser shall issue to Seller 375,000 shares of Purchaser Stock (such amount being equal to one-half of the Stock Holdback) (each such issuance being a "Stock Holdback Issuance"), subject to the right of Purchaser to set-off against
 -----------------------
each  Stock  Holdback  Issuance  (each  such  set-off  being  a  "Stock Holdback
                                                                  --------------
Issuance,  Set-Off")  that  number  of  shares  of  Purchaser Stock equal to the
------------------
remainder of (A) the remainder of (1) the dollar value of any indemnification claims made by Seller pursuant to Section 10.01 as of the date of each Stock
                                      -------------
Holdback  Issuance,  less  (2)  an  amount  equal to (a) the number of Shares of
                     ----
Purchaser Stock unissued as a result of any previous Stock Holdback Issuance Set-Off, multiplied by (b) Second Closing Date Market Price, divided by (B) the
         ----------  --                                       ----------
Second  Closing Date Market Price. The provisions of this Section.2.08 providing
                                                          ------------
for the Stock Holdback shall not impose any limitation on any liability of the Seller hereunder, but in no event shall those provisions result in a waiver or reduction of any limitation on the liability of the Seller expressly set forth in Article X of this Agreement. The provisions of this Section 2.08 providing
    ----------                                            ------------
for a Stock Holdback Issuance Set-Off shall not be exercised by the Purchaser unless the Purchaser is in material compliance with the provisions of Section
                                                                         -------
10.03  hereof with regard to the indemnification claim that is the basis for the
-----
Stock Holdback Issuance Set-Off (and without limiting the foregoing, the parties agree that Purchaser shall be deemed to be in compliance with Section 10.03
                                                                   -------------
unless the Seller is materially prejudiced by any failure to comply therewith by Purchaser, provided that Purchaser provides to Seller written notice of the
            --------
claim giving rise to the holdback and the reasons for such holdback), nor shall the provisions of this Section 2.08 providing for a Stock Holdback Issuance
                           -------------
Set-Off impose any limitation on any liability of the Seller hereunder, but in no event shall those provisions result in a waiver or reduction of any limitation on the liability of the Seller expressly set for the in Article X of
                                                                    ---------
this Agreement. Notwithstanding the foregoing, in no event shall the total value of the Shares retained by the Purchaser pursuant to the Stock Holdback Issuance Set-Offs (based upon the value of those Shares on the respective dates of set-off) exceed the Purchaser Cap and the Environmental Cap (each as defined in Section 10.05 hereof.
    --------------

          (b) In the event that a claim made by a third party shall be the basis for a Stock Holdback Issuance Set-Off by the Purchaser, then, no later than three (3) business days after the Seller delivers to the Purchaser a settlement, compromise or judgment that satisfies the requirements of Section
                                                                         -------
10.03(b) hereof, the Purchaser shall issue to the Seller the number of Shares of
--------
Purchaser Stock subject to the Stock Holdback Issuance Set-Off relating to such third party indemnification claim.

          (c) In the event that a claim on behalf of the Purchaser against the Seller shall be the basis for a Stock Holdback Issuance Set-Off by the Purchaser, then, no later than three (3)
business  days  after  the  Seller pays to the Purchaser all amounts required by
Section  10.03(c)hereof  upon  the final determination of the Purchaser's claim,
-----------------
the Purchaser shall issue to the Seller the number of Shares of Purchaser Stock subject to the Stock Holdback Issuance Set-Off relating to the Purchaser's claim.

          (d) Notwithstanding the foregoing, if, at any time prior to issuance of all of the remaining shares representing the Stock Holdback (the "Remaining Shares"), the Seller requires a registration of Purchaser Stock
 -----------------
pursuant to the terms of the Registration Rights Agreement and, in connection therewith, the Seller requests that the Remaining Shares be included in the applicable registration statement, upon the request of the Seller the Purchaser shall use Commercially Reasonable Efforts to cause the Remaining Shares to be registered pursuant to the terms of the Registration Rights Agreement, provided
                                                                        --------
that if the Seller shall sell all or any portion of the Remaining Shares, the Seller shall deposit the net sales proceeds from such sale with the Purchaser, and the Purchaser shall thereafter hold, retain and distribute those proceeds in the same manner, at the same times and in the same amounts as the Purchaser would have held, retained and distributed the shares representing the Stock Holdback.

          2.09     AGED  ACCOUNTS  RECEIVABLE  ADJUSTMENT. Not later than thirty
                   ---------------------------------------
(30) days following the one year anniversary of the Second Closing Date (the "Aged Receivables Adjustment Date"), the Purchaser shall deliver to the Seller a
 --------------------------------
schedule  (the  "Aged Receivables Schedule") identifying all accounts receivable
                --------------------------
included on the Interim Financial Statements that have not been collected as of the Aged Receivables Adjustment Date (such accounts receivable being "Aged
                                                                            ----
Receivables").  On  the  Aged  Receivables  Adjustment Date, the Purchaser shall
-----------
transfer each such Aged Receivable to the Seller, and the number of shares remaining in the Stock Holdback shall be reduced by an amount equal to (a) the aggregate value of the transferred Aged Receivables, divided by (b) the Market
                                                       ----------
Price of the Purchaser Stock as of the Aged Receivables Adjustment Date. Upon Purchaser's transfer of the Aged Receivables to Seller, Seller shall be entitled to the proceeds of the collection of any Aged Receivables following the Aged Receivables Adjustment Date.

                                  ARTICLE III.
                    REPRESENTATIONS AND WARRANTIES OF SELLER
                    ----------------------------------------

     The Seller represents and warrants to the Purchaser that the statements contained in this Article III are correct and complete as of the date of this
                     -----------
Agreement, and will be correct and complete as of the Initial Closing Date and the Second Closing Date as though made then and as though such date were substituted for the date of this Agreement throughout this Article III, except
                                                             ------------
(i) to the extent any such representation or warranty speaks to an earlier date and (ii) as set forth in the Schedules delivered by the Seller to the Purchaser (the "Schedules").
       ---------

     3.01     POWER,  AUTHORITY  AND ORGANIZATION OF THE SELLER. The Seller has
              --------------------------------------------------
the right, power and capacity to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Seller and constitutes the Seller's legal, valid and binding obligation, enforceable in accordance with its terms.

     3.02     NO CONFLICT.  The  execution and delivery of this Agreement by the
              -----------
Seller, the consummation of the transactions contemplated herein by the Seller, and the performance of the covenants and agreements of the Seller, will not, with or without the giving of notice or the lapse of time, or both, (a) violate, conflict with or result in a breach or default under any term or condition, or result in the termination, of any mortgage, indenture, contract, license, permit, instrument, trust document, or other agreement, document or instrument to which the Seller is a party or by which the Seller or any of Seller's properties may be bound; or (b) violate any provision of law, statute, rule, regulation, court order, judgment or decree, or ruling of any governmental authority, to which the Seller is a party or by which the Seller or any of Seller's properties may be bound.

     3.03     OWNERSHIP  OF  THE  C&B  SHARES.  Except as set forth on SCHEDULE
              --------------------------------                         --------
3.03,  the  Seller owns, beneficially and of record, good and valid title to the
----
C&B Shares and the C&B Shares (a) are validly issued, fully paid and nonassessable, (b) are free and clear of any liens, restrictions, claims, equities, charges, options, rights of first refusal or encumbrances, with no defects of title whatsoever, and (c) constitute all of the issued and outstanding shares of capital stock of the Corporation. Other than the C&B Shares, the Seller owns no shares of capital stock of the Corporation or any other equity security of the Corporation and has no right of any kind to have any such equity security issued. Upon the Initial Closing Date or Second Closing Date, as applicable, Purchaser shall have obtained good and valid title to the C&B Shares, free and clear of any liens, restrictions, claims, equities, options, charges, rights of first refusal, or encumbrances or other restrictions, and with no defects of title whatsoever, The Seller has full and exclusive power, right and authority to vote the C&B Shares. The Seller is not a party to or bound by any agreement affecting or relating to its right to transfer or vote the C&B Shares.

     3.04     ABSENCE OF OTHER CLAIMS. No prior offer, issue, redemption, call,
              ------------------------
purchase, sale, merger, transfer, involvement in any transfer, negotiation or other transaction of any nature or kind with respect to any capital stock (including shares, offers, options, warrants, or debt convertible into shares, options or warrants) of the Corporation or any company controlled by the Seller or the Corporation or under common control with the Corporation (collectively, the "Related Companies"), or any corporation which has been merged into any of
      ------------------
the Related Companies, has given or may give rise to (a) any valid claim or action by any person (including any former or present holder of any of the C&B Shares or any other equity securities of any of the Related Companies) which is enforceable against the Seller or the Corporation; or (b) any valid interest in the Corporation, and no fact or circumstance exists which could give rise to any such right, claim, action or interest on behalf of any person.

     3.05     INVESTMENT  REPRESENTATIONS.
              ----------------------------

          (a) Seller has sufficient knowledge and experience in financial and business matters to be able to evaluate the risks and merits of the investment represented by the issuance of the Purchaser Stock pursuant to
Article  II  hereof  (the  "Issued  Securities").
-----------                 ------------------

          (b) Seller is aware that the business of the Purchaser involves significant and material economic variables and risks that could adversely affect Seller's investment in the Issued Securities.

          (c) Seller is able to bear the economic risks of an investment in the Issued Securities, including the risk of losing all of such investment, and Seller has no need for liquidity with respect to such investment.

          (d) Seller acknowledges that no prospectus, offering circular or other offering statement containing information with respect to the Issued Securities was delivered in connection with the Seller's investment. Seller has made his own inquiry and analysis with respect to the Purchaser and its business, and further represents that Seller has had access, for a reasonable time prior to the issuance of the Issued Securities, to information concerning the Purchaser and has had the opportunity to ask questions of, and receive answers from, officers of the Purchaser concerning an investment in the Issued Securities and the business, management and financial affairs of the Purchaser, and to obtain additional information (to the extent the Purchaser possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to Seller or to which Seller had access.

          (e) The Issued Securities were not offered to the Seller by means of publicly disseminated advertisements or sales literature, or as part of a general solicitation, nor is Seller aware of any offers made to other persons by such means.

          (f) Seller acknowledges that he has either been supplied with or has had access to information to which a reasonable investor would attach significance in making investment decisions. In determining to proceed with this investment, Seller has relied solely upon the results of his or her own independent investigation with respect to the Issued Securities.

          (g) Seller is an "accredited investor" as defined in Rule 501 (a) of Regulation D, promulgated under the Securities Act, which requires individual investors to either (i) have had individual income (exclusive of any income attributable to a spouse) of more than $200,000, or joint individual income with a spouse of more than $300,000, in each of the two most recent years and a reasonable expectation of reaching that level of income in the current year or
(ii) have an individual net worth (or combined net worth with a spouse), in excess of $1,000,000.

          (h) Seller is acquiring the Issued Securities for Seller's own account and not with a view to resale or other distribution thereof inconsistent with or in violation of the federal securities laws or the securities or Blue Sky laws of any state. No other person or entity will have any interest, beneficial or otherwise, in the Issued Securities that Seller is acquiring hereunder. Seller is not obligated to transfer the Issued Securities or any portion thereof to any other person or entity, nor does any Seller have any agreement or understanding to do so.

          (i) Seller acknowledges and agrees that Seller may not, directly or indirectly, sell, assign, pledge, give, subject to lien or security interest or otherwise dispose of or encumber (collectively, "Transfer") all or any part
                                                      --------
of the Issued Securities except as expressly permitted by this Agreement, the Registration Rights Agreement and applicable law. Seller understands that the Purchaser may, as a condition of any Transfer of any Issued Securities which are not registered for sale pursuant to an effective registration statement of the Purchaser, require that Seller deliver an opinion of counsel reasonably acceptable to the Purchaser to the effect that neither the sale nor the proposed Transfer will result in any violation of applicable state securities laws, the Securities Act or the securities law of any other jurisdiction.

          (j) Seller acknowledges that, to the extent Seller deems necessary, he or she has relied on his or her own professional accounting, tax, legal and financial advisors with respect to an investment in the Purchaser and the acquisition of the Issued Securities, and obtained, to the extent Seller deems necessary, such professional advice with respect to the risks inherent in such investment and the suitability of an investment in the Issued Securities in light of Seller's financial condition and investment needs.

          (k) The information about the Purchaser that has been disclosed to the Seller in connection with the acquisition of the Issued Securities is deemed to be confidential information of the Purchaser, and Seller represents and warrants to, and hereby agrees that, unless the Purchaser has consented in writing to the contrary, Seller shall treat such information as Confidential Information under this Agreement.

          (l) The agreements, representations and warranties made herein extend to and apply to all portions of the Issued Securities. The acceptance by Seller of the Issued Securities shall constitute Seller's confirmation that all agreements and representations made herein shall be true and correct at such time.

                                   ARTICLE IV.
            REPRESENTATIONS AND WARRANTIES REGARDING THE CORPORATION
            --------------------------------------------------------

     The Corporation and Seller hereby jointly and severally represent and warrant to the Purchaser that the statements contained in this Article IV are
                                                                  ----------
correct and complete as of the date of this Agreement, and will be correct and complete as of the Initial Closing Date and the Second as though made then and as though such date were substituted for the date of this Agreement throughout this Article IV, except (i) to the extent any such representation or warranty
      ------------
speaks to an earlier date and (ii) as set forth in the Schedules. Except for the representations and warranties of the Seller in Article III and of the Seller
                                                   -----------
and  the  Corporation in this Article IV, the Seller and the Corporation make no
                              -----------
other  express  or  implied  representation  or  warranty  to  the  Purchaser.

     4.01     ORGANIZATION  AND  AUTHORIZATION.
              ---------------------------------

          (a) The Corporation is duly organized, validly existing and in good standing under the laws of the State of Texas and has all requisite power and authority, corporate or otherwise, to carry on and conduct its business as it is now being conducted and to own or lease its properties and assets, and is duly qualified and in good standing in the jurisdictions set forth on SCHEDULE
                                                                        --------
4.01(A),  which  are the only jurisdictions in which the ownership of properties
-------
or assets of the Corporation or the conduct of the C&B Business requires such qualification.

          (b) The Corporation does not have any interest, direct or indirect, and has no commitment to purchase or otherwise acquire any interest, direct or indirect, in any other corporation, partnership, joint venture or other business enterprise.

          (c) The current officers and directors of the Corporation are listed on SCHEDULE 4.01(C).
            ------------------

          (d) The copies of the corporate records of the Corporation that have previously been delivered to Purchaser are the true, correct and correct corporate records of the Corporation in effect as of the date hereof. The minutes of directors' and shareholders' meetings and the stock books of the Corporation that have been delivered previously to Purchaser are the true, correct and correct records of all directors* and shareholders' meetings and stock issuances through and including the date hereof and, reflect all transactions and other matters required to be reflected in such records, as well as such other matters customarily contained in records of such type.

     4.02     AUTHORIZED  AND  OUTSTANDING  STOCK.  All  of  the C&B Shares are
              ------------------------------------
validly issued, fully paid and nonassessable. All issuances, transfers or purchases of the capital stock of the Corporation have been in compliance with all applicable agreements and all applicable laws, including federal and state securities laws, and all taxes thereon have been paid. There are no shares of capital stock held in the treasury of the Corporation.

     4.03     ABSENCE  OF  OTHER CLAIMS.   There is not outstanding, nor is the
              --------------------------
Corporation bound by, any subscriptions, options, preemptive rights, warrants, calls, commitments or agreements or rights of any character requiring the Corporation to issue, or entitling any person or entity to acquire, any additional shares of capital stock or any other equity security, including any right of conversion or exchange under any outstanding security or other instrument, and the Corporation is not obligated to issue or transfer any shares of its capital stock for any purpose. There are no outstanding obligations of the Corporation to repurchase, redeem or otherwise acquire any outstanding shares of its capital stock,

     4.04     NO  CONFLICT.  The execution and delivery of this Agreement by the
              ------------
Seller  or  the  Corporation,  the consummation of the transactions contemplated herein by the Seller or the Corporation, and the performance of the covenants and agreements of the Seller or the Corporation, will not, with or without the giving of notice or the lapse of time, or both, (a) violate or conflict with any of the provisions of any charter document or bylaw of the Corporation, (b) except as set forth on SCHEDULE 4.04, violate, conflict with or result in a
                            --------------
breach or default under or cause termination of any term or condition of any mortgage, indenture, contract, license, permit, instrument, trust document, will, or other agreement, document or instrument to which the Corporation is a party or by which the Corporation or its properties may be bound, (c) violate any provision of law, statute, regulation, court order or ruling of any governmental authority, to which the Corporation is a party or by which it or its properties may be bound, or (d) result in the creation or imposition of any lien, claim, charge, restriction, security interest or encumbrance of any kind whatsoever upon any asset of the Corporation.

     4.05     REQUIRED CONSENTS AND APPROVALS.  Except as set forth on SCHEDULE
              --------------------------------                         --------
4.05.  no  consent  or approval is required by virtue of the execution hereof by
----
the Seller or the Corporation or the consummation of any of the transactions contemplated herein by the Seller or the Corporation to avoid the violation or breach of, or the default under, or the creation of a lien on any assets of the Corporation pursuant to the terms of, any regulation, order, decree or award of any court or governmental agency or any lease, agreement, contract, mortgage, note, license, or any other instrument to which the Corporation is a party or to which it or any of its property or assets or any of the C&B Shares is subject.

     4.06     NO  VIOLATION OF LAW. The Corporation has not and will not be (by
              ---------------------
virtue of any past or present action, omission to act, contract to which it is a party or any occurrence or state of facts whatsoever) in violation of any applicable local, state or federal law, ordinance, regulation, order, injunction or decree, or any other requirement of any governmental body, agency or authority or court binding on it, or relating to its property or business or its advertising, sales or pricing practices (including any antitrust laws and regulations), and the Corporation hereafter will not suffer or incur any loss, liability, penalty or expense (including attorneys' fees) by virtue of any such violation.

     4.07     FINANCIAL  STATEMENTS.  SCHEDULE 4.07 contains the audited balance
              ----------------------  -------------
sheet of the Corporation as of the years ended December 31, 2005 and December 31, 2004 (the "Audited Financial Statements"), and the related audited
                  ------------------------------
statements of income, retained earnings, and cash flows for the years then ended, and the related notes thereto; and the unaudited balance sheet of the Corporation as of April 30, 2006, and the related unaudited statements of income, retained earnings, and cash flows, or in each instance, equivalent statements as commonly prepared, for the 24-month period then ended (the "Interim Financial Statements" and collectively with the Audited Financial
 ------------------------------
Statements,  the  "Current  Financial  Statements").  The  Audited  Financial
                   ------------------------------
Statements present fairly the financial position of the Corporation as of the dates thereof, and the related results of its operations for the years then ended. The Interim Financial Statements present fairly the financial position of the Corporation as of the date thereof, and the related results of its operations for the periods then ended. The Audited Financial Statements have been prepared in accordance with GAAP, and the Interim Financial Statements have been prepared in accordance with GAAP for interim statements on a basis consistent with prior periods. All adjustments, consisting of normal, recurring accruals necessary for a fair presentation, have been made in the Interim Financial Statements. The audited balance sheet as of December 31, 2005 (the "Audited Balance Sheet Date") included in the Audited Financial Statements is
 -----------------------------
referred to herein as the "Audited Balance Sheet" and the unaudited balance sheet as of April 30, 2006 (the "Interim Balance Sheet Date") included in the
                                    --------------------------
Interim  Financial  Statements  is  referred  to  herein as the "Interim Balance
Sheet."

     4.08     NO  UNDISCLOSED  LIABILITIES.  There  are  no  liabilities  of the
              ----------------------------
Corporation of any kind whatsoever, whether accrued, contingent, absolute or otherwise, except for:

          (a) liabilities and obligations fully reflected or provided for in the Interim Balance Sheet or the Schedules;

          (b) liabilities and obligations incurred in the Ordinary Course of Business, consistent with past practice, since December 31, 2005 and of a type reflected on the Interim Balance Sheet, which individually or in the aggregate are not in excess of $25,000.00; and

          (c) liabilities and obligations under Contracts not (i) attributable to any failure by any the Corporation to comply with the terms thereof or any express or implied warranty, or (ii) entered into in violation of this Agreement or arising out of any such breach by the Corporation.

     4.09     REAL  PROPERTY.
              ---------------

          (a)     SCHEDULE  4.09(a)  sets forth a complete and accurate list and
                  -----------------
description of all the real property that the Corporation leases, has agreed (or has an option) to purchase, sell or lease, or may be obligated to purchase, sell or lease (the "Real Property"). With respect to each parcel of Real Property
                  --------------
required  to  be  listed  and described on SCHEDULE 4.09(a), the Seller has made
                                           ----------------
available to Purchaser true, correct and complete copies of each instrument (if any) evidencing a grant by or to the Corporation of an option to purchase or lease such parcel, each lease and leasehold mortgage (if any) with respect to such parcel, and any title policies or commitments and surveys with respect to such parcel.

          (b) The Corporation does not, and has not ever, owned any real property

          (c)     Except  for  the  matters  set  forth on SCHEDULE 4.09(c) (the
                                                           ---------------
"Permitted  Liens"),  no Real Property is subject to (i) any governmental decree
 ----------------
or order (or threatened or proposed decree or order known to the Corporation or the Seller) to be sold or taken by public authority, or (ii) any liens, security interests, easements, rights of way, building use restrictions, exceptions, variances, reservations, limitations or other encumbrances of any nature whatsoever.

     4.10     PERSONAL  PROPERTY.
              -------------------

          (a)     SCHEDULE  4.10(a)  sets forth a complete and accurate list and
                  -----------------
description of all personal property that the Corporation owns or leases, has agreed (or has an option) to purchase, sell or lease, or may be obligated to purchase, sell or lease, the net book value of which, as properly reflected in the books and records of the Corporation on an individual, item-by-item basis, exceeds $1,000.00.

          (b) The Corporation (i) has good and valid title to all the personal and mixed, tangible and intangible properties and assets which it purports to own or which it uses in the conduct of the C&B Business, including Intellectual Property, Software and Licensed Software (as defined in Section
                                                                         -------
4.12),  and  all  the personal properties and assets reflected, but not shown as
----
leased or encumbered, on the Audited Balance Sheet and the Interim Balance Sheet (except for inventory and assets sold in the Ordinary Course of Business and supplies consumed in the Ordinary Course of Business), and (ii) except for Permitted Liens, owns such personal property free and clear of all title defects or objections, liens, restrictions, claims, charges, security interests, easements, or other encumbrances of any nature whatsoever, including any mortgages, leases, chattel mortgages, conditional sales contracts, collateral, security arrangements and other title or interest retention arrangements. Except as set forth on SCHEDULE 4.10(a) and SCHEDULE 4.10(b), all personal
                            -----------------     -----------------
property (including all improvements on any Real Property) and leasehold improvements are located at the principal location of the C&B Business,

          (c) All of the inventories of the Corporation included on the Interim Balance Sheets or subsequently acquired are merchantable and of a quality and quantity usable and saleable in the Ordinary Course of Business, and the quantities of each type of inventory (whether raw materials, work-in-process, or finished goods) are not excessive, and are consistent with prior levels. All of the inventories of the Corporation included on the Interim Balance Sheets are valued for the purposes thereof at the lower of cost or market.

          (d)  SCHEDULE  4.10(d)  contains  a  complete and accurate list of all
               -----------------
leases (including any capital leases) and lease-purchase arrangements (other than Real Property leases) pursuant to which the Corporation leases personal property from others and which (i) requires the Corporation to pay, for rent and any obligatory improvements, more than $5,000,00 in any single year or $10,000.00 during the entire term of such lease or lease-purchase arrangement (including any renewal term that the Corporation may not avoid by refusing to renew in its sole discretion); or (ii) provide for a purchase option for a price of more than $5,000.00. SCHEDULE 4.10(d) specifies which of such leases, if any,
                        ----------------
are capital leases. All leases that are required to be capitalized by GAAP have been so accounted for in the Current Financial Statements. The Corporation has made available to Purchaser a true, correct and complete copy of each of the items  required  to  be  listed  on  SCHEDULE  4.10(d).
                                     ------------------

     4.11  INDEBTEDNESS.  SCHEDULE  4.11 sets forth a true, correct and complete
           -------------  --------------
list and description of all instruments or other documents relating to any direct or indirect indebtedness for borrowed money of the Corporation, as well as indebtedness by way of lease-purchase arrangements, guarantees, undertakings on which others rely in extending credit and all conditional sales contracts, chattel mortgages and other security arrangements with respect to personal property used or owned by the Corporation (other than those set forth on
SCHEDULE  4.10(d)).  The  Corporation  has  made  available to Purchaser a true,
------------------
correct and complete copy of each of the items required to be listed on SCHEDULE
                                                                        --------
4.11.
-----

     4.12    INTELLECTUAL  PROPERTY.
             -----------------------

          (a)     For  purposes  of  this  Agreement,  the  term  "Intellectual
                                                                   ------------
Property" shall mean all patents, patent rights, patent applications, registered
--------
trademarks and service marks, trademark rights, trademark applications, service mark rights, service mark applications, trade names, registered copyrights, copyright rights, domain names and all intellectual, industrial software or proprietary rights and trade secrets, technology and know-how, owned or used by the Corporation, which are related to or used in connection with the C&B Business, together with any amendments, modifications and supplements thereto and in each case all goodwill associated therewith in connection with the business in which any such intellectual property is used.

          (b)     Identification of Intellectual Property. SCHEDULE 4.12(b) sets
                  ---------------------------------------------------------
forth a true, correct and complete list and full description of all Intellectual Property. With respect to any registrations of the Intellectual Property,
SCHEDULE  4.12(b)  also  sets  forth,  as  to each such item of the Intellectual
----------------
Property, the (i) relevant application or registration number, (ii) relevant filing, registration, issue or application date, (iii) record owner, (iv) country, (v) title or description and (vi) remaining life thereof. In addition, SCHEDULE 4.12(b) identifies whether each item of the Intellectual
           -----------------
Property is owned by the Corporation or is possessed and used by such the Corporation is not under any license, contract, agreement or other commitment and, if under any such commitment, the identity of the parties thereto, the term thereof and all amounts payable thereunder together with the payment terms therefore.

          (c)     Ownership  and  Protection.    With  respect  to  each item of
                  ---------------------------
Intellectual Property identified as being owned by the corporation, the corporation owns all right, title and interest in and to such Intellectual Property, and has not encumbered or impaired any rights in same. The Corporation has obtained an enforceable written assignment of all right, title and interest in and to each item of the Intellectual Property owned by the Corporation from each person or entity participating in the discovery, development or creation of such item or Intellectual Property and has provided to Purchaser true and correct copies of each such assignment. The Corporation does not have any obligation to compensate, or to obtain the consent of, any third party for the use of any item of the Intellectual Property, Ail employees, independent contractors, or other persons who have had access to or participated in the development of any Intellectual Property owned by the Corporation have signed appropriate confidentiality and non-disclosure agreements and, in the case of independent contractors, appropriate work for hire agreements and assignments, sufficient to protect such The corporation's ownership rights in the Intellectual Property and the unauthorized use or disclosure of same. All registrations and applications to register the Intellectual Property in each of the countries in which any of the same is registered are valid and subsisting in all respects and have been properly maintained. No party has any claim to any moral rights with respect to the Intellectual Property owned by the Corporation.

          (d)     Litigation  and  Claims.  Except  as  disclosed  on  SCHEDULE
                  ------------------------                             --------
4.12(d),  there  is  neither pending nor, to the Knowledge of the Corporation or
------
the Seller, threatened any suit, action, claim, arbitration, grievance, litigation, administrative or legal or other proceeding, or investigation, against the Corporation or its licensors contesting the validity of, or such the Corporation's right to use, any of the Intellectual Property.

          (e)     Licenses.   The  Corporation  has  not  granted any license or
                  ---------
other right to use, in any manner, any item of Intellectual Property, whether or not requiring the payment of royalties, and no third party has any right to use any Intellectual Property owned by the Corporation. The Corporation has not licensed, leased, sold or otherwise transferred or disclosed the source code for any of the Intellectual Property to any person or entity other than to the Corporation's employees and independent contractors pursuant to an agreement with such employees and independent contractors protecting the intellectual property rights therein and the nondisclosure thereof.

          (f)     Protection.    The  Corporation  has  reasonably protected the
                  -----------
Intellectual Property as the proprietary property and trade secrets of the corporation. There has not been any default under any confidentiality agreement regarding the use and disclosure of the Intellectual Property.

          (g)     Infringement.
                  -------------

               (i) To the knowledge of the Corporation or the Seller, no third party is infringing upon all or any portion of the Intellectual Property, or (ii) using all or any portion of the Intellectual Property in derogation of any rights acquired by Purchaser under this Agreement.

               (ii) There is no interference action or other litigation pending or, to the knowledge of the Corporation or the Seller, threatened before any governmental entity (including the United States Patent and Trademark Office or corresponding governmental entities in foreign jurisdictions) in regard to any of the Intellectual Property.

               (iii) None of the Intellectual Property infringes any copyright, trademark, patent, trade secret, or other right of any third party. The Corporation has not received any notice of infringement upon, misappropriation of or conflict with any asserted right of any third party, and there is no basis for any such notice.

               (iv) The inception, development and reduction to practice of the Intellectual Property have not constituted or involved, and do not constitute or involve, the misappropriation of trade secrets or other rights of any other person or entity (including any governmental entity).

     4.13     LITIGATION.     SCHEDULE  4.13  sets  forth  all  litigation,
              -----------     --------------
claims, suits, actions, investigations, indictments or information, proceedings or arbitrations, grievances or other procedures (including grand jury investigations, actions or proceedings, and product liability and workers' compensation suits, actions or proceedings) pending, or to the Knowledge of the Corporation or the Seller, threatened, before any court, commission, arbitration tribunal, or judicial, governmental or administrative department, body, agency, administrator or official, grand jury, or any other forum for the resolution of grievances, against the Corporation or involving any of its property or business, and (b) indicates which of such matters are being defended by an insurance carrier, and which of the matters being so defended are being defended under a reservation of rights. Further, except as set forth on SCHEDULE 4.13,
                                                                  --------------
there are no judgments, orders, writs, injunctions, decrees, indictments or information, grand jury subpoenas or civil investigative demands, plea agreements, stipulations or awards (whether rendered by a court, commission, arbitration tribunal, or judicial, governmental or administrative department, body, agency, administrator or official, grand jury or any other forum for the resolution of grievances) against or relating to the Corporation or involving any of the Corporation's property or business. The Corporation has made available to Purchaser true, correct and complete copies of pleadings, briefs and other documents filed in each pending litigation, claim, suit, action, investigation, indictment or information, proceeding, arbitration, grievance or other procedure required to be listed on SCHEDULE 4.13, and the judgments,
                                               --------------
orders, writs, injunctions, decrees, indictments and information, grand jury subpoenas and civil investigative demands, plea agreements, stipulations and awards required to be listed on said Schedule.

     4.14     EMPLOYEES.
              ----------

          (a)     SCHEDULE 4.14(a) sets forth the names and current compensation
                  ----------------
(broken down by category, e.g., salary, bonus, commission) of all employees of the Corporation, together with the date and amount of the last increase in compensation for each such person. To the Knowledge of the Corporation or the Seller, no employee intends to terminate his or her employment relationship with the Corporation as a result of the transactions contemplated herein or otherwise.

          (b) The Corporation has conducted a thorough review of its employee records and has verified that each foreign national employee of the Corporation is authorized to be present and employed in the United States. Additionally, except as disclosed on SCHEDULE 4.14(b), the Corporation is in
                                         ----------------
full compliance with all applicable laws, regulations, judgments and other requirements relating to the regulation of foreign nationals in the United States including those items relating to the employment and compensation of foreign nationals in the

United States. Moreover, there are no unresolved past, pending or threatened administrative, regulatory or judicial actions, proceedings, investigations, obligations, liabilities, losses, decrees, judgments, penalties, fines, fees, demands, demand letters, orders, directives, claims, or notices of noncompliance or violation relating in any way to any The Corporation or its operations in connection with the Corporation's employment of foreign nationals. As used herein, the term "foreign national" means a person who is not a citizen of the United States of America.

     4.15     EMPLOYEE  BENEFITS.
              -------------------

          (a)     Employee  Benefit  Plans  and  Arrangements.
                  --------------------------------------------

               (i)     List and Description of Plans and Arrangements.  SCHEDULE
                       ----------------------------------------------   --------
4.15(a)(i)  sets  forth a true, correct and complete list and description of all
----------
agreements, arrangements, commitments, policies or understandings of any kind (whether written or oral) (A) which relate to employee benefits, (B) which pertain to present or former employees, retirees, directors or independent contractors (or their beneficiaries, dependents or spouses) of the Corporation or its predecessors in interest, and (C) which are currently or expected to be adopted, maintained, sponsored, or contributed to by the Corporation, any of its predecessors in interest or any employer which, under Section 414 of the Internal Revenue Code (the "Code"), would constitute a single employer with the
                             ----
Corporation  (a  "Company  Affiliate")  or  as  to  which the Corporation or any
                  ------------------
Company Affiliate has any ongoing liability or obligation whatsoever (collectively, "Employee Benefit Plans"), including all: (1) employee benefit
                 ------------------------
plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (2) all other deferred compensation, early
                          -----
retirement, incentive, profit-sharing, thrift, stock ownership, stock appreciation rights, bonus, stock option, stock purchase, welfare or vacation, or other nonqualified benefit plans or arrangements, and (3) trusts, group annuity contracts, insurance policies or other funding media for the plans and arrangements described hereinabove.

               (ii)     Compliance  with  ERISA  and  the  Code.   Except as set
                        ----------------------------------------
forth  on  SCHEDULE  4.15(a)(ii), the Corporation and each Company Affiliate has
           ---------------------
complied with all of their respective obligations with respect to all Employee Benefit Plans (including (A) filing or distributing all reports or notices required by ERISA or the Code and (B) complying with all requirements of Part 6 of ERISA and Code Section 4980B) and has maintained the Employee Benefit Plans in compliance with all applicable laws and regulations (including ERISA and the Code). Each eligible Employee Benefit Plan has received a favorable determination letter from the Internal Revenue Service, and the Internal Revenue Service has not threatened or taken any action to revoke any favorable determination letter issued with respect to any such Employee Benefit Plan, No amendment to any Employee Benefit Plan or related trust has been adopted since receipt of the most recent determination letter issued with respect to the Employee Benefit Plan or related trust which would cause disqualification of the Employee Benefit Plan or related trust.

               (iii)     Copies  of  Documents  Provided  to  Purchaser.   The
                         -----------------------------------------------
Corporation has made available to Purchaser true, correct and complete copies of all documents relating to the Employee Benefit Plans that Purchaser has requested, including: (A) all plan texts, amendments, trust instruments and other agreements adopted or entered into in connection with each of the Employee Benefit Plans, (B) all insurance and annuity contracts related to any Employee Benefit

Plan, (C) the notices and election forms used to notify employees and their dependents of their continuation coverage rights under the Corporation's group health plans (under Code Section 4980B(f) and ERISA Section 606), if applicable, and (D) the most recently available Form 5500 annual reports, certified financial statements, actuarial reports, summary plan descriptions and favorable determination letters, if applicable, for Employee Benefit Plans. Since the date such documents were supplied to Purchaser, no plan amendments have been adopted, no changes to the documents have been made, and no such amendments or changes shall be adopted or made prior to the Second Closing Date.

               (iv)     Agreements  to  Create,  Continue  or  Terminate  Plans.
                        --------------------------------------------------------
Neither the Corporation nor any Company Affiliate has any agreement, arrangement, commitment or understanding, whether legally binding or not, to create any additional Employee Benefit Plan or to continue, modify, change in any material respect, or terminate any existing Employee Benefit Plan.

               (v)     Agency  Review. Taxes and Fiduciary Liability.    None of
                       ----------------------------------------------
the Employee Benefit Plans is currently under investigation, audit or review by the Department of Labor, the Internal Revenue Service or any other federal or state agency or is liable for any federal, state, local or foreign taxes. There is no transaction in connection with which the Corporation, any Affiliate or any fiduciary of any of the Employee Benefit Plans could be subject to either a civil penalty assessed pursuant to ERISA Section 502, a tax imposed by Code
Section  4975 or liability for a breach of fiduciary responsibility under ERISA.

               (vi)     Claims  Against  Plans  and  Fiduciaries.   Other  than
                        ----------------------------------------
routine claims for benefits payable to participants or beneficiaries in accordance with the terms of the Employee Benefit Plans, there are no claims, pending or threatened, by any participant or beneficiary against any of the Employee Benefit Plans or any fiduciary of any of the Employee Benefit Plans, and no basis for any such claim or claims exists.

               (vii)     Retiree  Welfare  Benefits.     Neither the Corporation
                         ---------------------------
nor any Company Affiliate has maintained an Employee Benefit Plan providing group health, dental, vision, life insurance or other welfare benefits to employees following retirement or other separation from service, except to the extent required under Part 6 of Title I of ERISA and Code Section 4980B.

          (b)     Defined Benefit Plans. The Corporation has never maintained an
                  ----------------------
Employee Benefit Plan that is a pension plan within the meaning of ERISA Section 3(2) which is subject to Title IV of ERISA (a "Defined Benefit Plan"), nor has the Corporation ever participated in a Defined Benefit Plan that is a multi-employer plan within the meaning of ERISA Section 3(37)(A). Consequently, there has never been any Defined Benefit Plan or multi-employer plan maintained by the Corporation or any Affiliate under which the Corporation and any Affiliate currently have, or potentially could ever have, any obligation or liability whatsoever under ERISA.

     4.16     COLLECTIVE  BARGAINING.  Except  as  set  forth on SCHEDULE 4.16,
              -----------------------                            --------------
there are no labor contracts, collective bargaining agreements, letters of understanding or other arrangements, formal or informal, with any union or labor organization covering any of employees of the

Corporation and none of said employees are represented by any union or labor organization. The Corporation has made available to Purchaser a true, correct and complete copy of each agreement listed on SCHEDULE 4.16.
                                                      ---------------

     4.17     LABOR DISPUTES. The Corporation is in compliance with all federal
              ---------------
and state laws respecting employment and employment practices, terms and conditions of employment, wages and hours. The Corporation is not and has not been engaged in any unfair labor practice, and no unfair labor practice complaint against the Corporation is pending before the National Labor Relations Board. Neither the Corporation nor Seller knows or has reason to know of any labor strike or other labor trouble actually pending, being threatened against, or affecting the Corporation. Relations between management and labor are amicable and there have not been, nor are there presently, any attempts to organize non-union employees, nor are there plans for any such attempts.

     4.18     BANK  ACCOUNTS.   SCHEDULE  4.18  sets  forth a true, correct and
              ---------------   --------------
complete list of each bank or financial institution in which The Corporation has an account or safe deposit box (giving the address and account numbers) and the names of the persons authorized to draw thereon or to have access thereto.

     4.19     ENVIRONMENTAL  MATTERS.
              -----------------------

          (a) For purposes of this Agreement, the following terms shall have the following meanings:

               (i)     "Environmental  Claims"  shall  mean  any  and  all
                        ---------------------
administrative, regulatory or judicial actions, causes of action, suits, investigations, obligations, liabilities, losses, proceedings, decrees, judgments, penalties, fines, fees, demands, demand letters, orders, directives, claims (including any claims involving liability in tort, strict, absolute or otherwise), liens, notices of noncompliance or violation, and legal and consultant fees and costs of investigations or proceedings, relating in any way to any Environmental Law or the presence or Release (or alleged presence or Release) into the environment of any Hazardous Material on, at or from the Real Property (hereinafter "Claims") including and regardless of the merit of such
                         ------
Claim, any and all Claims by any governmental or regulatory authority or by any third party or other person for enforcement, mitigation, cleanup, removal, response, remediation or other actions or damages, contribution, indemnification, cost recovery, compensation or injunctive or declaratory relief pursuant to any Environmental Law or any alleged injury or threat of injury to human health, safety, natural resources or the environment.

               (ii)     "Environmental  Laws"  shall mean all present and future
                         -------------------
federal, state and local laws, statutes, ordinances, regulations, codes, policies, rules, directives, orders, decrees, permits, licenses, approvals, authorizations, criteria, guidelines, covenants, deed restrictions, treaties, conventions, and rules of common law now or hereafter in effect, and in each case as amended, and any judicial or administrative judgment, opinion or interpretation thereof, relating to the regulation or protection of human health, safety, natural resources or the environment, including laws and regulations (and all other items recited above) relating to the use, treatment, storage, management, handling, manufacture, generation, processing, recycling, distribution, transport, Release or threatened Release of or exposure to any Hazardous Material.

               (iii)     "Hazardous  Materials"  shall  mean,  collectively, any
                          --------------------
substance, material, product, derivative, compound, mixture, mineral, chemical, waste, medical waste or gas, in each case whether naturally occurring, human-made or the by-product of any process, including petroleum or petroleum products (A) that is now or hereafter becomes defined or included within the definition of a "hazardous substance," "hazardous waste," "hazardous material," "toxic chemical," "toxic substance," "hazardous chemical," "extremely hazardous substance," "pollutant," "contaminant," or any other words of similar meaning under any Environmental Law, (B) exposure to which or the presence, use, generation, treatment, Release, transport or storage of which is now or hereafter prohibited, limited, restricted or regulated under any Environmental Law or by any governmental or regulatory authority, or (C) that could require investigation, response or remediation, or could support the assertion of any Environmental Claim.

               (iv)     "Release"  shall  mean the release, deposit, disposal or
                         -------
leakage of any Hazardous Material at, into, upon or under any land, water or air, or otherwise into the environment, including by means of burial, disposal, discharge, emission, injection, spillage, leakage, seepage, leaching, dumping, pumping, pouring, escaping, emptying, placement and the like.

          (b)       Except  as  disclosed  on  SCHEDULE  4.19(B):
                                               ------------------

               (i)     The   Corporation   is   in   full   compliance   with
all   applicable  Environmental  Laws;

               (ii) The Corporation has all permits, licenses and other approvals required under the Environmental Laws with respect to the Real Property and the Corporation's operations thereon;

               (iii) There are no past, pending or threatened Environmental Claims relating to the Corporation's operations or the Real Property;

               (iv) Hazardous Materials have not at any time been present, generated, used, treated, managed, recycled, stored or Released at, on, in or under, or transported to or from the Real Property;

               (v) Hazardous Materials have not at any time been Released at, on, in or under any other property in the vicinity or area of the Real Property;

               (vi) There are not now and never have been any underground storage tanks located at, on or under the Real Property; there is no asbestos contained in, forming part of, or contaminating any part of the Real Property; and no polychlorinated biphenyls (PCBs) are used, stored, located at or contaminate any part of the Real Property;

               (vii) There are no pending or threatened Environmental Claims at any treatment, storage or disposal facility that has received Hazardous Materials from or generated at the Real Property; and

               (viii) There are no past or present facts, actions, activities, circumstances, conditions, occurrences, events or incidents, including the Release or presence of Hazardous Materials, that could (A) form the basis of an Environmental Claim against or involving The Corporation or the Real Property, (B) cause the Real Property to be subject to any restrictions on or affect its ownership, occupancy, use or transferability under any applicable Environmental Law, (C) require the filing or recording of any notice or restriction relating to the presence of Hazardous Materials in the real estate records in the county or municipality in which the Real Property is located, other than any customary disclosure requirements in connection with the transfer of the Real Property, or (D) prevent or interfere with the construction, operation or maintenance of the Real Property.

     4.20     REQUIRED  LICENSES  AND  PERMITS.   The  Corporation  has  all
              ---------------------------------
licenses, permits or other authorizations of governmental authorities necessary for the conduct of the C&B Business and all other licenses, permits or other authorizations of governmental authorities necessary for the conduct of the C&B Business, except to the extent that the Corporation is authorized pursuant to permits held by its customers to conduct operations and perform services in connection with their respective businesses, A true, correct and complete list of all such licenses, permits and other authorizations (collectively, the "Corporation Authorizations") is set forth on SCHEDULE 4.20. The Corporation
 ---------------------------                    --------------
has made available to Purchaser true, correct and complete copies of all written Corporation Authorizations required to be listed on SCHEDULE 4.20.
                                                           ---------------

     4.21     INSURANCE  POLICIES. SCHEDULE  4.21 sets forth a true, correct and
              -------------------- --------------
complete list and description of all insurance policies in force naming the Corporation, or any employees thereof in their capacity as such, as an insured or beneficiary or as a loss payable payee, or for which the Corporation has paid or is obligated to pay all or part of the premiums. The Corporation has not received notice of any pending or threatened termination or premium increase (retroactive or otherwise) with respect thereto, and the Corporation is in compliance with all conditions contained therein. There have been no lapses (whether cured or not) in the coverage provided under the insurance policies, referenced herein and as set forth on SCHEDULE 4.21, during the term of such
                                          -------------
policies, as extended or renewed. The Corporation has made available to Purchaser true, correct and complete copies of each of the policies required to be listed on SCHEDULE 4.21.
                ---------------

     4.22     MAJOR SUPPLIERS AND CUSTOMERS.  SCHEDULE 4.22 sets forth a list of
              ------------------------------  -------------
the top 25 suppliers of goods or services to and the top 25 customers of the Corporation (by amounts paid or billed) during the 12-month period ended December 31, 2005 together, in each case, with the amount paid or billed during such period. The Corporation is not engaged in any dispute with any of such suppliers or customers. The Corporation has not been advised nor has it any reason to believe that the consummation of the transactions contemplated hereunder will have any adverse effect on the business relationship of the Corporation with any such supplier or customer.

     4.23     CONTRACTS   AND   COMMITMENTS.     SCHEDULE 4.23   sets   forth  a
              ------------------------------     -------------
list of the Corporation's contracts with customers with an estimated value of $1,000,000.00 or more. Except as set forth on SCHEDULES 4.10(d) (Leases), 4.11
                                                -----------------           ----
(Indebtedness),  4.12(b)  AND  (d) (Intellectual Property), 4.15(a)(i) (Employee
                 -----------------                          ----------
Benefit  Plans),  4.16  (Collective  Bargaining), 4.21 (Insurance Policies), and
                  ----                            ----
4.23  (Contracts  and  Commitments):
----

          (a) The Corporation does not have any outstanding contract, written or oral, with any officer, employee, agent, consultant, advisor, salesman, manufacturer's representative, distributor, dealer, subcontractor, or broker that is not cancelable by the Corporation, on notice of not longer than thirty (30) days and without liability, penalty or premium of any kind, except liabilities which arise as a matter of law upon termination of employment, or any agreement or arrangement providing for the payment of any bonus or commission based on sales or earnings;

          (b) The Corporation is not under any liability or obligation under any agreement pursuant to which third parties have been provided with products that can be returned to the Corporation in the event they are not sold and which could involve a liability of the Corporation of $100,000 or more in the aggregate;

          (c) The Corporation does not have (i) any outstanding loan or loan commitment (excluding credit extended in the Ordinary Course of Business to purchasers of inventory) to any person, or (ii) any factoring, credit line or subordination agreement;

          (d)     Except  as  noted  on  SCHEDULE  4.11   (Indebtedness)  and
                                         --------------
except for negotiable instruments in the process of collection, the Corporation does not have any power of attorney outstanding or any contract, commitment or liability (whether absolute, accrued, contingent or otherwise), as guarantor, surety, co-signer, endorser, co-maker, indemnitor in respect of the contract or commitment of any other person, corporation, partnership, joint venture, association, organization or other entity;

          (e) There are no contracts or agreements with any director, officer or shareholder of the Corporation, or with any person related to any such person or with any company or other organization in which any director, officer, or shareholder of any the Corporation, or anyone related to any such person, has a direct or indirect financial interest;

          (f) The Corporation is not subject to any contract or agreement containing covenants limiting the freedom of the Corporation to compete in any line of business in any geographic area or requiring the Corporation to share any profits;

          (g) There is no contract, agreement or other arrangement entitling any person or other entity to any profits, revenues or cash flows of the Corporation or requiring any payments or other distributions based on such profits, revenues or cash flows; and

          (h) To the knowledge of the Corporation or the Seller, the Corporation is not a party to or bound by any presently or previously existing contract, agreement or other arrangement that has had or may in the future have a material adverse effect upon the C&B Business, earnings or financial condition of the Corporation.

The Corporation has made available to Purchaser true, correct and complete copies of all contracts, agreements, plans, leases, policies and licenses referred to, or required to be referred to or listed on, any Schedule delivered hereunder.

     4.24     AGREEMENTS  IN  FULL  FORCE AND EFFECT. All contracts, agreements,
              --------------------------------------
plans, leases, policies and licenses referred to, or required to be referred to, on any Schedule delivered hereunder are valid and binding, and are in full force and effect and are enforceable in accordance with their terms, except to the extent that the validity or enforceability thereof may be limited by bankruptcy, insolvency, reorganization and other similar laws affecting creditors' rights generally or by principles of equity. Neither the Corporation nor Seller has any Knowledge of any pending or threatened bankruptcy, insolvency or similar proceeding with respect to any party to such agreements, and no event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default thereunder by the Corporation or to the knowledge of the Corporation or Seller or any other party thereto.

     4.25  ABSENCE  OF  CERTAIN  CHANGES AND EVENTS.  Except  as  set  forth  in
           -----------------------------------------
SCHEDULE 4.25, since  the  Interim  Balance  Sheet  Date,  the  Corporation  has
-------------
operated only  in  the  Ordinary  Course  of  Business,  and  has  not:

          (a) suffered any material damage or destruction adversely affecting any asset of the Corporation or the C&B Business;

          (b) made any declaration, setting aside or payment of any dividend or other distribution of assets (whether in cash, stock or property) with respect to the capital stock of the Corporation, or any direct or indirect redemption, purchase or other acquisition of stock, or otherwise made any payment of cash or any transfer of other assets, to Seller or any Related Company; or transferred any assets from any subsidiary to the Corporation, any other subsidiary or any Related Company; or transferred any assets from any Related Company to the Corporation;

          (c) suffered any Material Adverse Change in its working capital, assets, liabilities, financial condition, business prospects, or relationships with any suppliers or customers listed on SCHEDULE 4.22;
                                                 ---------------

          (d) except for customary increases based on term of service or regular promotion of non-officer employees, increased (or announced any increase in) the compensation payable or to become payable to any employee, or increased (or announced any increase in) any bonus, insurance, pension or other employee benefit plan, payment or arrangement for such employees, or entered into or amended any employment, consulting, severance or similar agreement;

          (e) incurred, assumed or guaranteed any liability or obligation (absolute, accrued, contingent or otherwise) other than in the Ordinary Course of Business;

          (f) paid, discharged, satisfied or renewed any claim, liability or obligation other than payment in the Ordinary Course of Business;

          (g) permitted any of its assets to be subjected to any mortgage, lien, security interest, restriction, charge or other encumbrance of any kind except for Permitted Liens;

          (h) cancelled or forgiven any indebtedness or otherwise waived any material claims or rights;

          (i) sold, transferred or otherwise disposed of any of its assets, except in the Ordinary Course of Business;

          (j) made any single capital expenditure or investment in excess of $100,000.00;

          (k) made any change in any method, practice or principle of financial or tax accounting;

          (1) managed working capital components, including cash, receivables, other current assets, trade payables and other current liabilities in a fashion inconsistent with past practice, including failing to sell inventory and other property in an orderly and prudent manner or failing to make all budgeted and other normal capital expenditures, repairs, improvements and dispositions;

          (m) paid, loaned, advanced, sold, transferred or leased any asset to any employee, except for normal compensation involving salary and benefits;

          (n) issued or sold any of its capital stock or issued any warrant, option or other right to purchase shares of its capital stock, or any security convertible into its capital stock;

          (o) entered into any material commitment or transaction, other than in the Ordinary Course of Business, affecting the C&B Business; or

          (p) agreed in writing, or otherwise, to take any action described in this Section.

Notwithstanding  the  foregoing  and  the provisions of Section 4.22 hereof, the
                                                        ------------
Purchaser hereby stipulates, acknowledges and confirms that the announcement by the Seller of his intention to sell the C&B Shares (as well as the execution of this Agreement and the consummation of the transactions contemplated hereby) may affect the customer relationships of the Corporation, and the Purchaser hereby stipulates, acknowledges and confirms that any such effect does not and shall not constitute a breach of any of the representations ad warranties of the Seller and the Corporation contained in this Agreement.

     4.26     ACCOUNTS  RECEIVABLE.
              ---------------------

               (a) All accounts receivable owed to the Corporation by any director, officer, shareholder or employee of the Corporation or any relative of any such person (including those accounts receivable reflected on the Interim Balance Sheets and incurred since the Interim Balance Sheet Date) have been paid in full prior to the date hereof or shall have been paid in full prior to the Second Closing Date.

               (b) All accounts receivable of the Corporation (i) are valid, existing and fully collectible (subject to an allowance for doubtful accounts in the amount set forth on the Final Statement of Net Worth without resort to legal proceedings or collection agencies, (ii) represent monies due for goods sold or services rendered in the Ordinary Course of Business, and, (iii) are not subject to any known defenses, rights of set-off, assignment, restrictions, security interests or other encumbrances, except as shown on SCHEDULE 4.26(b).
                                                               ----------------
Except  as  shown on SCHEDULE 4.26(b), as of the date of such Schedule, all such
                     ----------------
accounts receivable were current, and the Corporation is not aware of any dispute regarding the collectibility of any such accounts receivable. All reserves shown on the Financial Statements are adequate to cover all losses giving rise to any such reserve.

     4.27    TAX  MATTERS.
             -------------

          (a)     Definitions.   For  purposes  of this Agreement, the following
                  ------------
definitions  shall  apply:

               (i)     The  term  "Taxes"  shall  mean  all  Taxes,  however
                                   -----
denominated, including any interest, penalties or other additions to Tax that may become payable in respect thereof, imposed by any federal, territorial, state, local or foreign government or any agency or political subdivision of any such government, which Taxes shall include, without limiting the generality of the foregoing, all income or profits Taxes (including federal income Taxes and state income Taxes), payroll and employee withholding Taxes, unemployment insurance, social security Taxes, sales and use Taxes, ad valorem Taxes, excise Taxes, franchise Taxes, gross receipts Taxes, business license Taxes, occupation Taxes, real and personal property Taxes, stamp Taxes, environmental Taxes, transfer Taxes, workers' compensation, Pension Benefit Guaranty Corporation premiums and other governmental charges, and other obligations of the same or of a similar nature to any of the foregoing, which the Company is required to pay, withhold or collect.

               (ii)     The  term  "Returns"  shall mean all reports, estimates,
                                    -------
declarations of estimated Tax, information statements and returns relating to, or required to be filed in connection with, any Taxes, including information returns or reports with respect to backup withholding and other payments to third parties.

          (b)     Returns  Filed  and Taxes Paid.  Except as otherwise disclosed
                  ------------------------------
in SCHEDULE 4.27(B): (i) all Returns required to be filed by or on behalf of the
   ----------------
Corporation have been duly filed on a timely basis and such Returns are true, complete and correct in all material respects, (ii) all material Taxes shown to be payable on the Returns or on subsequent assessments with respect thereto have been paid in full on a timely basis, and no other material Taxes are payable by the Corporation with respect to items or periods covered by such Returns (whether or not shown on or reportable on such Returns) or with respect to any period prior to the date of this Agreement, (iii) the Corporation has withheld and paid over all Taxes required to have been withheld and paid over, and complied with all information reporting and backup withholding requirements, including maintenance of required records with respect thereto, in connection with amounts paid or owing to any employee, creditor, independent contractor, or other third party, and (iv) there are no liens on any of the assets of the Corporation with respect to Taxes, other than liens for Taxes not yet due and payable or for Taxes that the Corporation is contesting in good faith through appropriate proceedings and for which appropriate reserves have been established, which contested Taxes are disclosed in SCHEDULE 4.27(b).
                                                           -----------------

          (c)     Tax Deficiencies: Audits; Statutes of Limitations.   Except as
                  --------------------------------------------------
otherwise  disclosed  in  SCHEDULE  4.27(C):  (i) the Returns of the Corporation
                          ------------------
have never been audited by a government or Taxing authority, nor is any such audit in process, pending or threatened (either in writing or verbally, formally or informally), (ii) no deficiencies exist or have been asserted (either in writing or verbally, formally or informally) or are expected to be asserted with respect to Taxes of the Corporation has not received notice (either in writing or verbally, formally or informally) or expects to receive notice that it has not filed a Return or paid Taxes required to be filed or paid by it, (iii) the Corporation is not either a party to any action or proceeding for assessment or collection of Taxes, nor has such event been asserted or threatened (either in writing or verbally, formally or informally) against the Corporation or any of its assets, (iv) no waiver or extension of any statute of limitations is in effect with respect to Taxes or Returns of the Corporation, and (v) the Corporation has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement penalty within the meaning of Code Section 6662.

          (d)     Tax  Sharing  Agreements.  Except  as  otherwise  disclosed in
                  ------------------------
SCHEDULE  4.27(d)  the Corporation is not (nor has ever been) a party to any Tax
-----------------
sharing  agreement.

          (e)     Tax  Elections  and  Special Tax Status.   The Corporation has
                  ----------------------------------------
not  filed  a consent pursuant to the collapsible corporation provisions of Code
Section 341(f). The Corporation is not a party to any safe harbor lease within the meaning of Code Section 168(f)(8), as in effect prior to amendment by the Tax Equity and Fiscal Responsibility Act of 1982, The Corporation is not or has not been a United States real property holding corporation within the meaning of Code Section 897(c)(l)(A)(ii) during the applicable period specified in Code Section 897(c)(l)(A)(ii). The Corporation has not entered into any compensatory agreements with respect to the performance of services which payment thereunder would be a nondeductible expense pursuant to Code Section 162(m) or 280G or an excise Tax to the recipient pursuant to Code Section 4999. The Corporation has not been a "distributing corporation" (within the meaning of Code Section 355(a)(l)(A)) within the 3-year period ending as of the date of this Agreement. No member of the Group has participated in an international boycott as defined in Code Section 999. Except as set forth on SCHEDULE 4.27(e),
                                                               ----------------
the Corporation has not agreed, nor is required to make, any adjustment under Code Sections 263A or 481(a) by reason of a change in accounting method or otherwise) or an election under Section 1377(a)(2) of the Code. The Corporation has not a permanent establishment in any foreign country, as defined in any applicable Tax treaty or convention between the United States and such foreign country. The Corporation is in compliance with the terms and conditions of any applicable Tax exemptions, Tax agreements or Tax orders of any government to which it may be subject or which it may have claimed, and the transactions contemplated by this Agreement will not have any adverse effect on such compliance. The Corporation is not a party to any transaction, understanding or arrangement treated as a Tax shelter under Code Section 611 l(e) or 6662(d)(2)(C)(iii).

          (f)     S  Corporation  Status.   Since  its  incorporation,  the
                  -----------------------
Corporation has been and is currently a valid "S" corporation for all federal and state Tax purposes (and will be up to the Second Closing Date), and neither the Internal Revenue Service nor any Taxing authority has challenged, or is challenging, the S election of the Corporation.

     4.28     BROKERAGE.  No  broker, agent, or finder has rendered services to
              ----------
the Corporation or the Seller in connection with the transactions contemplated under this Agreement. The Corporation has not incurred any obligation or liability, contingent or otherwise, for brokers' or finders' fees or agents commissions or other similar payments in connection with this Agreement or the transactions contemplated hereby.

     4.29     DISCLOSURE.    No  representations,  warranties,  assurances  or
              -----------
statements by the Seller or the Corporation in this Agreement and no statement contained in any document (including the Financial Statements and the Schedules), certificates or other writings furnished or to be furnished by the Seller or the Corporation (or caused to be furnished by the Seller or the Corporation) to Purchaser or any of its representatives pursuant to the provisions hereof contains or will contain any untrue statement of material fact, or omits or will omit to state any fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.

                                   ARTICLE V.
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER
                   -------------------------------------------

     Purchaser  hereby  represents  and  warrants  to  the  Seller  as follows:

     5.01     ORGANIZATION.  Purchaser is a corporation duly organized, validly
              -------------
existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on and conduct its business as it is now being conducted and to own or lease its properties and assets, and to effect the transactions contemplated hereunder and is duly qualified and in good standing in each jurisdiction in which the conduct of the business of Purchaser or the ownership of its properties and assets requires it to be so qualified, except where the failure to be so qualified or in such good standing, or to have such power or authority when taken together with all other such failures, is not reasonably likely to have a Purchaser Material Adverse Effect. As used in this Agreement, the term "Purchaser Material Adverse Effect" means a
                                      ---------------------------------
material adverse effect on the financial condition, properties, business or results of operation of Purchaser and its subsidiaries taken as a whole; provided, however, that any such effect resulting from any change (i) in law,
--------   --------
rule or regulation or GAAP or interpretations thereof that applies to both Purchaser and the Corporation or (ii) in economic or business conditions generally or in the industries in which the Company conducts its business shall not be considered when determining if a Purchaser Material Adverse Effect has occurred.

     5.02     AUTHORIZATION.   Purchaser  has  the right, power and capacity to
              --------------
execute,  deliver  and perform this Agreement and to consummate the transactions
contemplated  hereby.   The  execution,  delivery  and  performance  of  this
Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Purchaser, This Agreement has been duly and validly executed and delivered by Purchaser and constitutes Purchaser's legal, valid and binding obligation, enforceable in accordance with its terms.

     5.03     NO  CONFLICT.   The  execution  and delivery of this Agreement by
              -------------
Purchaser, the consummation of the transactions contemplated herein, and the performance of the covenants and agreements of Purchaser will not, with or without the giving of notice or the lapse of time, or both, (a) violate or conflict with any of the provisions of any charter document or bylaw of Purchaser, (b) violate, conflict with or result in breach or default under, result in the acceleration of any obligations or the creation of a lien, pledge, security interest or other encumbrance on the assets of Purchaser pursuant to, or cause termination of any term or condition of any mortgage, lease, indenture, notes, contract, license, permit, instrument, trust document, or other agreement, arrangement, obligation, document or instrument to which Purchaser is a party or by which Purchaser or any of its properties may be bound, or (c) violate any provision of law, statute, rule, regulation, court order, judgment or decree, or ruling of any governmental authority, to which Purchaser is a party or by which Purchaser or its properties may be bound,

     5.04  BROKERAGE. Except for fees payable by Purchaser to Growth Capital LLC
           ----------
and Mike Thomas, no broker, agent or finder has rendered services to Purchaser in connection with the transactions contemplated under this Agreement.

     5.05  DISCLOSURE.  No representations, warranties, assurances or statements
           -----------
by Purchaser in this Agreement and no statement contained in any document, certificates or other writings furnished or to be furnished by Purchaser (or caused to be furnished by Purchaser) to the Seller or any of their representatives pursuant to the provisions hereof contains or will contain any untrue statement of material fact, or omits or will omit to state any fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.

     5.06  PURCHASER  SHARES.  The  Shares  of  Purchaser Stock, when issued and
           ------------------
delivered to the Seller in accordance with the terms hereof, shall be duly authorized, validly issued, fully-paid and non-assessable.

                                   ARTICLE VI.
                                    COVENANTS
                                    ---------

     6.01  OPERATIONS  OF  THE  CORPORATION.  The  Corporation and Seller hereby
           ---------------------------------
covenant and agree that, except as consented to in writing by Purchaser, after the Initial Closing Date and prior to the Second Closing Date, the Corporation shall, and the Seller shall cause the Corporation to, operate and conduct itself only in the Ordinary Course of Business. Pursuant thereto and not in limitation of the foregoing, except as otherwise expressly contemplated by this Agreement, after the Initial Closing Date and prior to the Second Closing Date, the Corporation shall:

          (a) use its Commercially Reasonable Efforts to preserve intact the goodwill and business organization of the Corporation, keep the officers and
employees  of    the  Corporation  available  to  Purchaser  and  preserve  the relationships and goodwill of the Corporation with customers, distributors, suppliers, employees and other persons or entities having business relations with the Corporation;

          (b)     maintain  its  existence and good standing in its jurisdiction of  organization  and  in  each  jurisdiction  listed  on  SCHEDULE  4.01(A);
                                                           ------------------

          (c) duly and timely file or cause to be filed all reports and returns required to be filed with any Governmental Entity and promptly pay or cause to be paid when due all taxes, assessments and governmental charges, including interest and penalties levied or assessed, unless contested in good faith by appropriate proceedings;

          (d) maintain in existing condition and repair (ordinary wear and tear excepted), consistent with past practices, all buildings, offices, shops and other structures located on the Real Property, and all equipment, fixtures and other tangible personal property located on the Real Property;

          (e) not authorize for issuance or issue and deliver any additional shares of its capital stock or securities convertible into or exchangeable for shares of its capital stock, or issue or grant any right, option or other commitment for the issuance of shares of its capital stock or of such securities, or split, combine or reclassify any shares of its capital stock;

          (f)     not  amend  or  modify  its  charter  documents  or  bylaws;

          (g) not create any subsidiary, acquire any capital stock or other equity securities of any corporation or acquire any equity or ownership interest in any business or entity;

          (h) not dispose of or permit to lapse any ownership and/or right to the use of any patent, trademark, trade name, service mark, license or copyright of the Corporation (including any of the Intellectual Property), or dispose of or disclose to any person or entity, any trade secret, formula, process, technology or know-how of the Corporation not heretofore a matter of public knowledge;

          (i) protect, defend and maintain the ownership, validity and registration of the Intellectual Property, and not allow any of the registered Intellectual Property to be abandoned, forfeited, cancelled, expunged and/or dedicated to the public;

          (j) not (i) sell any asset of the Corporation, other than in the Ordinary Course of Business, (ii) create, incur or assume any indebtedness secured by the assets of the Corporation, (iii) grant, create, incur or suffer to exist any lien or encumbrance on the assets of the Corporation that did not exist on the date hereof, (iv) incur any liability or obligation (absolute, accrued or contingent), except in the Ordinary Course of Business, (v) write-off any guaranteed check, note or account receivable, except in the Ordinary Course of Business, (vi) write-down the value of any asset or investment (including any asset of the Corporation) on the books or records of the Corporation, except for depreciation and amortization in the Ordinary Course of Business, (vii) cancel any debt or waive any claim or right, (viii) make any commitment for any capital expenditure to be made on or following the date hereof in excess of $100,000.00, or (ix) enter into any contract or commitment which imposes, or purports to impose, any obligations or restrictions on any affiliate of the Corporation;

          (k) not increase in any manner the compensation of, or enter into any new bonus or incentive agreement or arrangement with, any of its employees, officers, directors or consultants, except in the Ordinary Course of Business; provided, however, that the Corporation shall not take any action described in this Section 6.01(1) with respect to (i) any manager, officer or director of the
     ---------------
Corporation or (ii) any person whose annualized compensation is $35,000.00 or more or whose annual compensation for the twelve (12)-month period following the Second Closing Date is expected to be $35,000.00 or more;

          (l) not pay or agree to pay any additional pension, retirement allowance or other employee benefit under any Employee Benefit Plans to any of its employees or consultants, whether past or present, except in the Ordinary Course of Business; provided, however, that the Corporation shall not take any action described in this Section 6.01(m) with respect to (i) any manager,
                             ----------------
officer or director of the Corporation or (ii) any person whose annualized compensation is $35,000,00 or more or whose annual compensation for the twelve
(12) month period following the Second Closing Date is expected to be $35,000.00 or more;

          (m) except as required by applicable laws, not adopt, amend or terminate any Employee Benefit Plan or increase the benefits provided under any Employee Benefit Plan, or promise or commit to undertake any of the foregoing in the future;

          (n)     not  enter  into  a  collective  bargaining  agreement;

          (o)     not  enter  into  any  employment  agreement;

          (p) not settle or compromise any legal proceedings related to or in connection with the Corporation or the C&B Business without consultation with the Purchaser;

          (q) maintain supplies and inventory at levels that are in the Ordinary Course of Business;

          (r) continue to extend customers credit, collect accounts receivable and pay accounts payable and similar obligations in the Ordinary Course of Business;

          (s) perform in all material respects all of its obligations under all contracts and commitments, and not default or suffer to exist any event or condition that with notice or lapse of time or both could constitute a default under any such contracts or commitments (except those being contested in good faith) and not enter into, assume or amend any contract or commitment other than in the Ordinary Course of Business;

          (t) not pay, discharge or satisfy any claim, liability or obligation (absolute, contingent or otherwise) other than the payment, discharge or satisfaction in the Ordinary Course of Business of claims, liabilities and obligations reflected or reserved against in the Interim Balance Sheet or incurred in the Ordinary Course of Business;

          (u)     not  increase  any  reserves  for  contingent  liabilities
(excluding any adjustment to bad debt reserves in the Ordinary Course of Business);

          (v) maintain in full force and effect and in the same amounts policies of insurance comparable in amount and scope of coverage to that maintained as of the date hereof by or on behalf of the Corporation;

          (w) continue to maintain its books and records in accordance with GAAP consistently applied and on a basis consistent with past practice;

          (x) continue its cash management practices in the Ordinary Course of Business; and

          (y) not authorize, or commit or agree to take, any of the foregoing actions, which the Corporation is required not to take without Purchaser's prior written consent.

In connection with the continued operation of the Corporation during the period commencing on the Initial Closing Date and ending on the Second Closing Date, the Corporation and Seller shall confer in good faith on a regular and frequent basis with Purchaser regarding operational matters and the general status of on-going operations of the Corporation, The Corporation and the Seller hereby acknowledge that Purchaser does not and shall not waive any right it may have hereunder solely as a result of such consultations. Neither the Seller nor the Corporation shall take any action that would, or that could reasonably be expected to, result in any representation or warranty of the Seller or the Corporation set forth herein to become untrue.

     6.02     ACCESS. During the period from and after the Initial Closing Date
              -------
and prior to the Second Closing Date, the Corporation shall (a) provide Purchaser and its designees (e.g., officers, counsel, accountants, actuaries, and other authorized representatives) with such information as Purchaser or its designees may from time to time reasonably request with respect to the Corporation and the transactions contemplated by this Agreement, (b) provide Purchaser and its designees, access during regular business hours and upon reasonable notice to the books, records, offices, personnel, counsel, accountants and actuaries of the Corporation, as Purchaser or its designees may from time to time reasonably request, and (c) permit Purchaser and its designees to make such inspections thereof as Purchaser may reasonably request. Any investigation shall be conducted in such a manner so as not to interfere unreasonably with the operation of the business of the Corporation. No such investigation shall limit or modify in any way the Seller's or the Corporation's obligations with respect to any breach of their representations, warranties, covenants or agreements contained herein.

     6.03     TRANSFER  TAXES.    All  sales or transfer taxes, including stock
              ----------------
transfer taxes, document recording fees, real property transfer taxes, and excise taxes, arising out of or in connection with the consummation of the transactions contemplated hereby shall be paid by the Seller. The parties shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications and other documents regarding any of such taxes and all transfer, recording, registration and other fees that become payable in connection with the transactions contemplated hereby that are required or permitted to be filed at or prior to the Second Closing Date.

     6.04     PREPARATION  OF  SUPPORTING  DOCUMENTS.    In  addition  to  such
              ---------------------------------------
actions as the Corporation may otherwise be required to take under this Agreement or applicable law to consummate this Agreement and the transactions contemplated hereby, the Seller and the Corporation shall take such action, shall furnish such information, and shall prepare, or cooperate in preparing, and execute and deliver such certificates, agreements and other instruments as Purchaser may reasonably request from time to time, before, at or after the Second Closing Date, with respect to compliance with obligations of Purchaser, the Seller or the Corporation in connection with Purchaser's purchase of the C&B Shares from the Seller. Any information so furnished by the Seller or the Corporation shall be true, correct and complete in all material respects and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     6.05     NOTICES  OF  CERTAIN  EVENTS.  The  Seller  shall promptly notify
              -----------------------------
Purchaser  of:

          (a) any fact, condition, change or event that, individually or in the aggregate, results in any representation or warranty of the Corporation or the Seller hereunder being inaccurate in any respect as of the date of such fact, condition, change or event had such representation or warranty been made as of such date;

          (b) any fact, condition, change or event that causes or constitutes a breach of any of the representations or warranties of the Corporation or the Seller hereunder made as of the date hereof;

          (c) any notice or other communication from any person or entity alleging that the consent of such person or entity is or may be required in connection with the transactions contemplated hereby;

          (d) any notice or other communication from or to any Governmental Entity in connection with the transactions contemplated hereby;

          (e) any action, suit, claim, investigation or proceeding commenced or, to its Knowledge, threatened against, relating to or involving or otherwise affecting the Corporation or its business that, if pending on the date hereof, would have been required to have been disclosed pursuant to Section 4.13 or that
                                                            ------------
relate  to  the  consummation  of  the  transactions  contemplated  hereby;  and

          (f) (i) the damage or destruction by fire or other casualty of any asset of the Corporation or part thereof or (ii) any asset of the Corporation or part thereof becoming the subject of any proceeding (or, to the Knowledge of the Corporation or the Seller, threatened proceeding) for the taking thereof or of any right relating thereto by condemnation, eminent domain or other similar governmental action.

     The Seller hereby acknowledges that Purchaser does not and shall not waive any right it may have hereunder solely as a result of such notifications and any notification given pursuant to this Section 6.05 shall (x) not have any effect
                                      ------------
for  purposes of determining satisfaction of the conditions set forth in Article
                                                                         -------
IX  of  this  Agreement,  (y)  be  disregarded  for  purposes of determining the
--
obligations  of  the Seller under Article X hereof, and (z) not in any way limit
                                  ---------
Purchaser's  exercise  of  its  rights  hereunder.

     6.06     SUPPLEMENTS  TO  SCHEDULES. From time to time prior to the Second
              ---------------------------
Closing Date, the Corporation and the Seller shall promptly supplement or amend the Schedules to this Agreement with respect to any matter (i) first existing or occurring after the date hereof which, if existing or occurring at or prior to such date, would have been required to be set forth in any of the Schedules to this Agreement, or (ii) that is necessary to correct any information in such Schedules that is inaccurate on account thereof. No supplement or amendment to the Schedules shall have any effect for purposes of determining satisfaction of the conditions set forth in Article IX of this Agreement unless such supplement
                             ----------
is  accepted  by  Purchaser  in  writing  in  its
sole discretion. Any information contained in any such supplement or amendment shall be disregarded for purposes of determining the obligations of the Corporation and the Seller under Article X hereof.
                                      ----------

     6.07     NO  SOLICITATION  OF  TRANSACTIONS.  Neither  the  Corporation nor
              -----------------------------------
Seller shall, directly or indirectly, through any officer, director, manager or agent of any of them or otherwise, initiate, solicit or encourage (including by way of furnishing non-public information or assistance), or enter into negotiations of any type, directly or indirectly, or enter into a confidentiality agreement, letter of intent or other similar contract or commitment with any person or entity other than Purchaser with respect to a sale of all or any substantial portion of the assets of the Corporation, or a merger, consolidation, business combination, sale of all or any substantial portion of the capital stock of the Corporation, or the liquidation or similar extraordinary transaction with respect to the Corporation. The Corporation and the Seller shall notify Purchaser orally (within two (2) business days) and in writing (as promptly as practicable) of all relevant terms of any inquiry or proposal by a third party to do any of the foregoing that the Seller, the Corporation or any of its officers, directors, partners, managers, employees, investment bankers, financial advisors, attorneys, accountants or other representatives may receive relating to any of such matters. In the event such inquiry or proposal is in writing, the Seller and the Corporation shall deliver to Purchaser a copy of such inquiry or proposal together with such written notice.

     6.08     FILINGS;  OTHER  ACTIONS;  NOTIFICATION.
              ---------------------------------------

          (a) The Seller and Purchaser shall cooperate with each other and use their respective Commercially Reasonable Efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on its part under this Agreement and applicable laws to consummate and make effective the transactions contemplated by this Agreement as soon as practicable, including preparing and filing as promptly as practicable all documentation to effect all necessary notices, reports and other filings and to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, the Seller and Purchaser shall, promptly after the Initial Closing Date, prepare and file the notifications required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"). Prior to the
                                                         -------
Seller's and Purchaser's receipt of clearance or notice of early termination from the applicable Governmental Entity reviewing the Seller's and Purchaser's filings made under the HSR Act (the date of such clearance of early termination being the "Second Closing Date"), Purchaser shall not be entitled to, and shall
            -------------------
not, exercise any decision making authority or participate in any way in the management of the Corporation except as provided in Section 6.1 hereof. Subject
                                                     -----------
to applicable laws relating to the exchange of information, Purchaser and Seller shall have the right to review in advance, and to the extent practicable each will consult the other on, all the information relating to Purchaser or the Corporation, as the case may be, that appear in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the Seller and Purchaser shall act reasonably and as promptly as practicable.

          (b) The Seller and Purchaser each shall keep the other apprised of the status of matters relating to completion of the transactions contemplated hereby, including promptly furnishing the other with copies of notice or other communications received by Purchaser, the Corporation or the Seller, as the case may be, from any third party and/or any Governmental Entity with respect to the transactions contemplated by this Agreement. Purchaser shall give prompt notice to the other of any change that is reasonably likely to result in a Purchaser Material Adverse Effect.

     6.09     CONFIDENTIALITY.   The  Corporation  and  Seller  shall  hold  in
              ----------------
confidence at all times following the date hereof all Confidential Information and shall not disclose, publish or make use of Confidential Information at any time following the date hereof without the prior written consent of Purchaser. For purposes hereunder, "Confidential Information" means any data or information
                         ------------------------
of the Corporation (including trade secrets) that is not generally known to the public or competitors regarding (for example and including) (a) business process models, (b) proprietary software, (c) research, development, products, services, marketing, selling, business plans, budgets, unpublished financial statements, licenses, prices, costs, contracts, suppliers, customers, and customer lists,
(d) the identity, skills and compensation of employees, contractors, and consultants, (e) specialized training, (f) discoveries, developments, trade secrets, processes, formulas, data, lists, and all other works of authorship, mask works, ideas, concepts, know-how, designs, and techniques, whether or not any of the foregoing is or are patentable, copyrightable, or registrable under any intellectual property laws or industrial property laws in the United States or elsewhere, and (g) such other information that may give the Corporation a competitive business advantage or the disclosure of which could be detrimental to the interests of the Corporation and from all of the relevant circumstances could reasonably be assumed by any person or entity to be confidential and proprietary to the Corporation. Notwithstanding the foregoing, no data or information constitutes "Confidential Information" if such data or information
                           ------------------------
is publicly known and in the public domain through means that do not involve a breach by the Corporation or any Seller of any covenant or obligation set forth in this Agreement.

     6.10     PUBLICITY.  The  initial  press  release  shall  be a joint press
              ----------
release and thereafter the Seller and Purchaser each shall consult with each other prior to issuing any press releases or otherwise making public announcements with respect to the transactions contemplated by this Agreement and prior to making any filings with any third party and/or any Governmental Entity (including any national securities exchange or interdealer quotation service) with respect thereto, except as may be required by law or by obligations pursuant to any listing agreement with or rules of any national securities exchange or interdealer quotation service.

     6.11     EXPENSES.   All  costs  and  expenses incurred in connection with
              ---------
this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

     6.12     NON-OPERATING  EXPENSES.   The Seller shall cause the Corporation
              ------------------------
to cause all non-operating expenses of the Corporation to be paid in full prior to the Second Closing Date.

     6.13     [INTENTIONALLY  RESERVED].
              --------------------------

     6.14     USE  OF  CASH CONSIDERATION.  The Seller covenants and agrees that
              ---------------------------
immediately following Seller's receipt of the Initial Closing Date Cash Consideration, the Seller shall assign the Seller Note to Texas State Bank in lieu of the TSB Deposit (as defined below). The Seller and the Purchaser further covenant that immediately upon the closing of the financing transactions contemplated by and among the Purchaser, the Seller and AED Capital, the Seller shall deposit an amount equal to $15,000,000 from the proceeds of such financing into the cash collateral account maintained by the Corporation with Texas State Bank ("TSB") pursuant to that certain Promissory Note dated May 5, 2006 between
        ---
TSB and Crochet & Borel Services, Inc. and related Security Agreement (collectively, the "TSB Note") sufficient to ensure that the Corporation is in
                      --------
full compliance with the terms of the TSB Note, including all covenants requiring the maintenance of funds in such cash collateral account.

     6.15     SPIN-OFF  AGREEMENT.  Prior to the Second Closing Date, Purchaser
              --------------------
and the Seller shall use commercially reasonable efforts to negotiate and execute an agreement regarding the potential spin-off of the Corporation from Purchaser with terms and conditions to be mutually agreed upon by Purchaser and the Seller, substantially in accordance with the provisions of SCHEDULE 6.15.
                                                                  --------------

     6.16     TAX  MATTERS.
              -------------

          (a)     Cooperation  on  Tax  Matters.  The Seller and Purchaser shall
                  ------------------------------
provide each other with such cooperation and information as either of them reasonably may request of the other in filing any tax return, amended tax return, determining a liability for taxes, participating in or conducting any
audit  or  other  proceeding  in  respect  of  taxes.   Such  cooperation  and
information shall include providing copies of relevant tax returns or portions thereof, together with accompanying schedules, related work papers and documents relating to rulings or other determinations by tax authorities. The Seller and Purchaser shall make their respective employees available on a basis mutually convenient to both parties to provide explanations of any documents or information provided hereunder. Each of the Seller and Purchaser shall retain all tax returns, schedules and work papers, records and other documents in its possession relating to tax matters of the Corporation and the business and assets of the Corporation for each taxable period first ending after the Initial Closing Date and for all prior taxable periods until the later of (i) the expiration of the statute of limitations of the taxable periods to which such tax returns and other documents relate, without regard to extensions except to the extent notified by the other party in writing of such extensions for the respective tax periods, or (ii) six years following the due date (without extension)  for  such  tax  returns. Any information obtained under this Section
                                                                         -------
6.03  shall  be  kept  confidential  in  accordance  with the provisions of this
----
Agreement except as may be otherwise necessary in connection with the filing of tax returns or claims for refund or in conducting an audit or other proceeding.

          (b)     Tax  Returns  and  Payment  of  Taxes.
                  --------------------------------------

               (i) Seller or Seller's designee shall prepare and timely file or shall cause to be prepared and timely filed all Returns of the Corporation for tax periods ending on or before the Second Closing Date ("Seller Returns"),
                                                               --------------
and shall pay or shall cause to be paid any and all Taxes due with respect to such Returns. Seller shall have the exclusive authority and obligation to prepare or cause to be prepared all Seller Returns. Such authority shall include the determination of the manner in which any items of income, gain, deduction, loss or credit arising out of the income, properties and operations of the Corporation shall be reported or disclosed in such Seller Returns; provided, however, that such Returns shall be prepared by treating items on such Returns in a manner consistent with past practice with respect to such items, unless otherwise required by law. If any such Seller Returns are due after the Initial Closing Date and Seller is not authorized by law to file such Seller Returns, Seller shall submit drafts of such Seller Returns to Purchaser for its review at least 30 days prior to the due date of any such Return. Such drafts of Seller Returns shall be subject to Purchaser's review and approval, which approval shall not be unreasonably withheld, and Purchaser shall timely file, or cause to be timely filed, such Seller Returns with the appropriate taxing authority.

               (ii) Purchaser shall prepare (or cause to be prepared), execute, and timely file all Returns of the Corporation that are not Seller
Returns, and shall pay (or cause to be paid) all Taxes to which such Returns relate for all periods covered by such Returns. All such Returns shall be prepared in accordance with the past practice of the Corporation, unless otherwise required by applicable law. "Pre-Closing Tax Period" shall mean any
                                          ----------------------
tax period ending on or before the Initial Closing Date; and, with respect to a Tax period that begins on or before the Initial Closing Date and ends thereafter, the portion of such tax period ending on the Closing Date.

               (iii) For purposes of calculating Taxes applicable to the Pre-Closing Tax Periods, the amount of any Tax (except Taxes based on the Corporation's income or gross-receipts) owed shall be apportioned to Pre-Closing Tax Periods based on the number of days for the portion of the ending on and including the Closing Date. Any allocation of income or deductions required to determine any Taxes based on the Corporation's income or gross-receipts applicable to a Pre-Closing Tax Period shall be made by means of a closing of the books and records of the Corporation as of the close of business on the Initial Closing Date.

     6.17     UNWIND  OPTION.  In  the event that the Purchaser fails to pay to
              ---------------
the Seller the Second Closing Stock Consideration in accordance with the provisions of Section 2.03 hereof, the Seller may require the Purchaser to sell
               ------------
to the Seller the Initial Closing C&B Shares in consideration of the Seller's payment to the Purchaser of (x) the Initial Closing Cash Consideration (by tender of the Seller Note to Purchaser, if outstanding, or otherwise by payment to Purchaser of an amount equal all amounts paid to the Seller by Purchaser pursuant to the Seller Note), and (y) the Initial Closing Stock Consideration. In the event that Seller exercises the rights set forth in this Section 6.17,
                                                                   -------------
Purchaser  and  Seller  agree  as  follows:

          (a) Except as may be required by any law, stock exchange, or other regulation or as otherwise expressly contemplated herein, neither the Purchaser nor its Affiliates, employees, agents, consultants, advisers, or representatives shall, without the prior written consent of the Seller and the Corporation, disclose to any third party this Agreement, the subject matter or terms hereof, or any Confidential Information concerning the business or affairs of the Corporation (including without limitation, the Purchase Price, the ownership of the Corporation, the current and historical capital structure of the Corporation, the corporate minutes of the Corporation or any other information relating to dealings between the Seller, the Corporation and the Purchaser) which the Purchaser may have acquired from the Corporation in the course of pursuing the transaction contemplated hereby; provided, however, that the
                                                   ---------
Purchaser  may
disclose any such Confidential Information as follows: (i) to the extent that the Confidential Information is or becomes generally available to the public through no fault of the Purchaser or its Affiliates, and (ii) to the extent that the same information becomes available to the Purchaser making such disclosure on a non-confidential basis from a source other than the Purchaser or its Affiliates, which source is not prohibited from disclosing such information by any legal, contractual, or fiduciary obligation.

          (b) If the transaction contemplated hereby is not consummated for any reason, then the Purchaser shall immediately return to the Seller or destroy, at the option of the Seller (and certify to the Seller the completion of such destruction, if requested), any and all tangible embodiments (including any and all copies) of Confidential Information provided to or acquired by the Purchaser in the course of pursuing the transaction contemplated hereby.

     6.18     EMPLOYEE  BONUS POOL. A pool of shares of Purchaser Stock (not to
              ---------------------
exceed 1,000,000 shares) shall be made available in an incentive stock option plan for the benefit of certain employees of the Corporation designated by the Seller, with an excercise price not to exceed $6.00 per share.

                                  ARTICLE VII.
                 CONDITIONS TO EACH PARTY'S OBLIGATION TO CLOSE
                 ----------------------------------------------

     The respective obligation of each party to effect the transactions contemplated by this Agreement is subject to the satisfaction (or waiver) at or prior to the Initial Closing Date or the Second Closing Date, as the case may be (and, if neither the Initial Closing Date nor the Second Closing Date is specifically referenced in any of the following provisions, at or prior to each of the Initial Closing Date and Second Closing Date), of each of the following conditions:

     7.01     REGULATORY  CONSENTS. At or prior to the Second Closing Date, all
              ---------------------
notices,  reports  and  other  filings  required  to be made prior to the Second
Closing Date by the Seller, the Corporation or Purchaser with, and all consents, registrations, approvals, permits and authorizations required to be obtained prior to the Second Closing Date by the Seller, the Corporation or Purchaser from, any Governmental Entity (collectively, "Governmental
                                                                  ------------
Consents")  in  connection with the execution and delivery of this Agreement and
--------
the consummation of the transactions contemplated hereby by the Seller and Purchaser shall have been made or obtained (as the case may be), except those that the failure to make or to obtain are not individually or in the aggregate, reasonably likely to have a Purchaser Material Adverse Effect or to provide a reasonable basis to conclude that the parties hereto or any of their affiliates or respective directors, officers, agents, advisors or other representatives would be subject to the risk of criminal or material financial liability.

     7.02     LITIGATION.  No  court  or  Governmental  Entity  of  competent
              -----------
jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, law, ordinance, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the transactions contemplated by this Agreement (collectively, an "Order").
                                                        -----

                                   ARTICLE VII
                     CONDITIONS TO OBLIGATIONS OF THE SELLER
                     ---------------------------------------

     The obligation of the Seller to effect the transactions contemplated by this Agreement is subject to the satisfaction (or waiver by the Seller) at or prior to the Initial Closing Date or the Second Closing Date, as the case may be (and, if neither the Initial Closing Date nor the Second Closing Date is specifically referenced in any of the following provisions, at or prior to each of the Initial Closing Date and Second Closing Date), of each of the following conditions:

     8.01     REPRESENTATIONS  AND WARRANTIES TRUE AND CORRECT AT CLOSING DATES.
              -----------------------------------------------------------------
Each of Purchaser's representations and warranties contained in this Agreement that are qualified by materiality shall be true and correct in all respects and each of Purchaser's representations and warranties contained in this Agreement that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and on and as of the Initial Closing Date or the Second Closing Date, as the case may be, with the same force and effect as though made on and as of such date (except to the extent any such representation or warranty expressly speaks as of an earlier date), and Purchaser shall have delivered to the Seller certificates dated as of each of the Initial Closing Date and the Second Closing Date and signed on behalf of Purchaser by its President to such effect.

     8.02     PERFORMANCE  OF  OBLIGATIONS.   Purchaser shall have performed and
              ----------------------------
complied in all material respects with the respective covenants and agreements set forth herein to be performed or complied with on or before the Initial Closing Date or the Second Closing Date, as applicable; and Purchaser shall have delivered to the Company a certificates dated as of each of the Initial Closing Date and Second Closing Date and signed on behalf of Purchaser by its President to all such effects and confirming such other matters as may be reasonably requested by the Company.

     8.03     DOCUMENTS  SATISFACTORY  IN FORM AND SUBSTANCE.   All agreements,
              -----------------------------------------------
certificates and other documents delivered by Purchaser to the Seller hereunder or in connection herewith shall be in form and substance satisfactory to the Seller and their counsel, in the exercise of their reasonable judgment.

     8.04     CERTIFICATES.  Purchaser  shall  have  delivered  to  the  Seller
              -------------
certificates of the Secretary or Assistant Secretary of Purchaser (i) attaching and certifying copies of the resolutions of its board of directors authorizing the execution, delivery and performance of this Agreement and the other documents, instruments and certifications required or contemplated hereby, (n) certifying the name, title and true signature of each officer of Purchaser executing or authorized to execute this Agreement and the other documents, instruments and certifications required or contemplated hereby, and (iii) attaching and certifying a true, correct and complete copy of the bylaws of Purchaser.

     8.05     NO  MATERIAL  CHANGE.  The  Purchaser  shall not have suffered any
              --------------------
Material Adverse Change in its business, prospects, financial condition, working capital, assets, liabilities (absolute, accrued, contingent or otherwise), reserves or operations.

     8.06 OPINION OF COUNSEL TO THE PURCHASER. On or prior to the Second Closing
          ------------------------------------
Date, the Seller shall have received from counsel to the Purchaser an opinion, dated the Second Closing Date, in a form to be agreed upon by the parties.

                                   ARTICLE IX.
                     CONDITIONS TO OBLIGATIONS OF PURCHASER
                     --------------------------------------

     The obligations of Purchaser to effect the transactions contemplated by this Agreement are subject to the satisfaction (or waiver by Purchaser) at or prior to the Initial Closing Date or the Second Closing Date, as the case may be (and, if neither the Initial Closing Date nor the Second Closing Date is specifically referenced in any of the following provisions, at or prior to each of the Initial Closing Date and Second Closing Date), of each of the following conditions:

     9.01     REPRESENTATIONS  AND WARRANTIES TRUE AND CORRECT AT CLOSING DATES.
              -----------------------------------------------------------------
Each of the representations and warranties of the Corporation and the Seller contained in this Agreement that are qualified by materiality shall be true and correct in all respects and the Corporation's and Seller's representations and warranties contained in this Agreement that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and on and as of the Initial Closing Date or the Second Closing Date, as applicable, with the same force and effect as though made on and as of such date (except to the extent any such representation or warranty expressly speaks as of an earlier date), and the Seller shall have delivered to Purchaser certificates dated as of each of the Initial Closing Date and the Second Closing Date and signed on behalf of the Corporation by its President to such effect.

     9.02     PERFORMANCE  OBLIGATIONS.  The  Corporation  and the Seller shall
              -------------------------
have performed and complied in all material respects with the covenants and agreements set forth herein to be performed or complied with by it on or before the Initial Closing Date or Second Closing Date, as applicable; and the Seller shall have delivered to Purchaser certificates dated as of the Initial Closing Date and Second Closing Date and signed on behalf of the Corporation by its President to all such effects, and confirming such other matters as may be reasonably requested by Purchaser.

     9.03     NO  MATERIAL  CHANGE.  On  or  prior  to the Second Closing Date,
              ---------------------
neither the Seller nor the Corporation shall have suffered any Material Adverse Change since date of the Audited Financial Statements (whether or not such change is referred to or described in any Schedule) in its business, prospects, financial condition, working capital, assets, liabilities (absolute, accrued, contingent or otherwise), reserves or operations.

     9.04     OTHER  NECESSARY CONSENTS. On or prior to the Second Closing Date,
              -------------------------
the Seller shall have obtained all consents and approvals required to be listed on SCHEDULE 4.05. With respect to each such consent or approval, Purchaser
    ---------------
shall have received written evidence, satisfactory to it, that such consent or approval has been duly and lawfully filed, given, obtained or taken and is effective, valid and subsisting.

     9.05     OPINION  OF  COUNSEL  TO  THE  SELLER.  On  or prior to the Second
              -------------------------------------
Closing Date, Purchaser shall have received from counsel to the Seller and the Company an opinion, dated the Second Closing Date, in a form to be agreed upon by the parties.

     9.06     NON-COMPETE  AGREEMENT.  On  or  prior to the Second Closing Date,
              ----------------------
each Incentive Employee shall have executed and delivered to Purchaser non-competition agreements in the form of EXHIBIT C.
                                                -----------

     9.07     DOCUMENTS  SATISFACTORY  IN  FORM AND SUBSTANCE.  All  agreements,
              -----------------------------------------------
certificates, opinions and other documents delivered by the Seller to Purchaser hereunder shall be in form and substance satisfactory to Purchaser and its counsel, in the exercise of their reasonable judgment,

     9.08     CERTIFICATES.  The  Seller  shall  have  delivered  to Purchaser:
              -------------

          (a) Certificates of the Secretary or Assistant Secretary of the Corporation (i) attaching and certifying copies of the resolutions of its board of directors and shareholders, authorizing the execution, delivery and performance of this Agreement and the other documents, instruments and certifications required or contemplated hereby, (ii) certifying the name, title and true signature of each officer of the Corporation executing or authorized to execute this Agreement and the other documents, instruments and certifications required or contemplated hereby, and (iii) attaching and certifying a true, correct and complete copy of the bylaws of the Corporation; and

          (b) Copies of the articles of incorporation of the Corporation certified by the Secretary of State of the jurisdiction of its incorporation and by its Secretary or Assistant Secretary, together with a certificates of good standing or existence as may be available from the Secretaries of State of its jurisdiction of incorporation or organization and every other state of the United States in which the conduct of its business or the ownership of its properties and assets requires it to be so qualified.

     9.09     EMPLOYMENT AGREEMENTS.    On or prior to the Second Closing Date,
              ----------------------
each Incentive Employee shall have executed and delivered to Purchaser employment agreements in the form of EXHIBIT D.
                                           ----------

     9.10     RELEASE  OF  LIENS.  On  or  prior  to  the  Second Closing Date,
              -------------------
Purchaser shall have received evidence reasonably satisfactory to it that all liens or encumbrances affecting any asset of the Corporation have been released.

     9.11     PAYMENT  OF  INDEBTEDNESS.   On  or  prior  to the Second Closing
              --------------------------
Date, Purchaser shall have received evidence reasonably satisfactory to it that all indebtedness (including all non- operating liabilities and the Borel Note) of the Corporation has been paid in full.

                                   ARTICLE X.
                                 INDEMNIFICATION
                                 ---------------

     10.01     INDEMNIFICATION  OBLIGATIONS  OF THE SELLER. The Seller (and the
               --------------------------------------------
Corporation prior to the Second Closing Date) shall, jointly and severally, indemnify, defend and hold harmless Purchaser and its affiliates, officers, directors, employees, agents and representatives and the heirs, executors, successors and assigns of any of the foregoing (the "Purchaser Indemnified
                                                           ---------------------
Parties")  from,  against,  and  in respect of, any and all claims, liabilities,
-------
obligations, damages, losses, costs, expenses, penalties, fines and judgments (at equity or at law, including statutory and common) and damages whenever arising or incurred (including amounts paid in settlement, costs of investigation and reasonable attorneys' fees and expenses) arising out of or relating to:

          (a) any breach or inaccuracy of any representation or warranty made by the Corporation or the Seller in this Agreement or any documents or agreements executed and delivered by the Corporation or any Seller in connection with the transactions contemplated by this Agreement (without regard to any qualification or exception contained in such representation or warranty relating to materiality or Material Adverse Effect), whether such representation and warranty is made as of the date hereof, the Initial Closing Date or the Second Closing Date;

          (b) any breach of any covenant, agreement or undertaking made by the Corporation or the Seller in this Agreement or in any documents or agreements executed and delivered by the Corporation or any Seller in connection with the transactions contemplated by this Agreement;

The claims, liabilities, obligations, losses, damages, costs, expenses, penalties, fines and judgments of the Purchaser Indemnified Parties described in this Section l0.0l as to which the Purchaser Indemnified Parties are entitled to
     -------------
indemnification  are  collectively  referred  to  as  "Purchaser  Losses".
                                                       -----------------

     10.02     INDEMNIFICATION  OBLIGATIONS  OF  PURCHASER.  Purchaser  shall
               -------------------------------------------
indemnify and hold harmless the Seller and his heirs, executors, successors and assigns (the "Seller Indemnified Parties") from, against and in respect of any
                --------------------------
and all claims, liabilities, obligations, losses, damages, costs, expenses, penalties, fines and judgments (at equity or at law, including statutory and common) and damages whenever arising or incurred (including amounts paid in settlement, costs of investigation and reasonable attorneys' fees and expenses) arising out of or relating to:

          (a) any breach or inaccuracy of any representation or warranty made by Purchaser in this Agreement or in any document or agreement executed and delivered by Purchaser in connection with the transactions contemplated by this Agreement, whether such representation and warranty is made as of the date hereof or as of the Second Closing Date; or

          (b) any breach of any covenant, agreement or undertaking made by Purchaser in this Agreement or in any document or agreement executed and delivered by Purchaser in connection with the transactions contemplated by this Agreement;

The claims, liabilities, obligations, losses, damages, costs, expenses, penalties, fines and judgments of the Seller Indemnified Parties described in this Section 10.02 as to which the Seller Indemnified Parties are entitled to
      --------------
indemnification  are  collectively  referred  to  as  "Seller  Losses".
                                                       --------------

     10.03     INDEMNIFICATION  PROCEDURE.
               ---------------------------

          (a) Promptly following receipt by a Purchaser Indemnified Party or a Seller Indemnified Party, as applicable (an "Indemnified Party") of notice by a
                                              -----------------
third party (including any Governmental Entity) of any complaint, dispute or claim or the commencement of any audit, investigation, action or proceeding with respect to which such Indemnified Party may be entitled to receive payment from the other party for any Purchaser Losses or any Seller Losses (as the case may be), such Indemnified Party shall notify Purchaser or the Seller, as the case may be (the "Indemnifying Party"), provided, however, that the failure
                       ------------------    --------  --------
to so notify the Indemnifying Party shall relieve the Indemnifying Party from liability hereunder with respect to such claim only if, and only to the extent that, such failure to so notify the Indemnifying Party results in the forfeiture by the Indemnifying Party of rights and defenses otherwise available to the Indemnifying Party with respect to such claim. The Indemnifying Party shall have the right, upon written notice delivered to the Indemnified Party within twenty
(20) days thereafter assuming full responsibility for any Purchaser Losses or Seller Losses (as the case may be) resulting from such audit, investigation, action or proceeding, to assume the defense of such audit, investigation, action or proceeding, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of the fees and disbursements of such counsel. In the event, however, that the Indemnifying Party declines or fails to assume the defense of the audit, investigation, action or proceeding on the terms provided above or to employ counsel reasonably satisfactory to the Indemnified Party, in either case within such 20-day period, then any Purchaser Losses or any Seller Losses (as the case may be), shall include the reasonable fees and disbursements of counsel for the Indemnified Party as incurred. In any audit, investigation, action or proceeding for which indemnification is being sought hereunder the Indemnified Party or the Indemnifying Party, whichever is not assuming the defense of such action, shall have the right to participate in such matter and to retain its own counsel at such party's own expense. The Indemnifying Party or the Indemnified Party (as the case may be) shall at all times use reasonable efforts to keep the Indemnifying Party or Indemnified Party (as the case may be) reasonably apprised of the status of the defense of any matter the defense of which it is maintaining and to cooperate in good faith with each other with respect to the defense of any such matter.

          (b) No Indemnified Party may settle or compromise any claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder without the prior written consent of the Indemnifying Party, unless (i) the Indemnifying Party fails to assume and maintain the defense of such claim pursuant to Section 10.03(a) or (ii) such settlement,
                                       ----------------
compromise or consent includes an unconditional release of the Indemnifying Party and its officers, directors, employees and affiliates from all liability arising out of such claim. An Indemnifying Party may not, without the prior written consent of the Indemnified Party, settle or compromise any claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder unless (x) such settlement, compromise or consent includes an unconditional release of the Indemnified Party and its officers, directors, employees and affiliates from all liability arising out of such claim, (y) does not contain any admission or statement suggesting any wrongdoing or liability on behalf of the Indemnified Party and (z) does not contain any equitable order, judgment or term that in any manner affects, restrains or interferes with the business of the Indemnified Party or any of the Indemnified Party's affiliates.

          (c) In the event an Indemnified Party claims a right to payment pursuant hereto, such Indemnified Party shall send written notice of such claim to the appropriate Indemnifying Party (a "Notice of Claim"). Such Notice of
                                               ---------------
Claim  shall  specify  the  basis for such claim. The failure by any Indemnified
Party so to notify the Indemnifying party shall not relieve the Indemnifying Party from any liability that it may have to such Indemnified Party with respect to any claim made pursuant to this Section 10.03(c), it being understood that
                                      ----------------
notices for claims in respect of a breach of a representation or warranty must be delivered prior to the expiration of the  survival period for such representation or warranty under Section 10.04. In
                                                               --------------
the event the Indemnifying Party does not notify the Indemnified Party within thirty (30) days following its receipt of such notice that the Indemnifying Party disputes its liability to the Indemnified Party under this Article or the amount thereof, the claim specified by the Indemnified Party in such Notice of Claim shall be conclusively deemed a liability of the Indemnifying Party under this Section 10.03(c), and the Indemnifying Party shall pay the amount of such
      ------------------
liability to the Indemnified Party on demand or, in the case of any notice in which the amount of the claim (or any portion of the claim) is estimated, on such later date when the amount of such claim (or such portion of such claim) becomes finally determined. In the event the Indemnifying Party has timely disputed its liability with respect to such claim as provided above, as promptly as possible, such Indemnified Party and the appropriate Indemnifying Party shall establish the merits and amount of such claim (by mutual agreement, litigation, arbitration or otherwise) and, within five (5) Business Days following the final determination of the merits and amount of such claim, the Indemnifying Party shall pay to the Indemnified Party immediately available funds in an amount equal to such claim as determined hereunder.

     10.04     SURVIVAL  PERIOD.   The  representations  and  warranties  of the
               -----------------
parties contained herein shall not be extinguished by the Second Closing Date, but shall survive the Second Closing Date for, and all claims for indemnification in connection therewith shall be asserted not later than, eighteen (18) months following the Second Closing Date; provided, however, that
                                                         ------------------
the  representations  and warranties contained in Section 3.01 (Power, Authority
                                                  ------------
and  Organization  of  the  Seller), Section 3.03 (Ownership of the C&B Shares),
                                     ------------
Section  4.01  (Organization  and  Authorization),  Section 4.02 (Authorized and
-------------                                       ------------
Outstanding  Stock),  Section  4.15  (Employee  Benefits),  Section  4.19
                      -------------                         -------------
(Environmental  Matters),  Section  4.27  (Tax  Matters),  and  Section  4.28
                           -------------                        -------------
(Brokerage)  (collectively, the "Surviving Representations") shall survive for a
                                 -------------------------
period of four (4) years following the Closing Date, and the period during which a claim for indemnification may be asserted in connection therewith shall continue during such four (4) year period. The covenants and agreements of the parties hereunder shall survive without limitation as to time, and the period during which a claim for indemnification may be asserted in connection therewith shall continue indefinitely. Notwithstanding the foregoing, if, prior to the close of business on the last day a claim for indemnification may be asserted hereunder, an Indemnifying Party shall have been properly notified of a claim for indemnity hereunder and such claim shall not have been finally resolved or disposed of at such date, such claim shall continue to survive and shall remain a basis for indemnity hereunder until such claim is finally resolved or disposed of in accordance with the terms hereof.

     10.05     LIABILITY  LIMITS.  Notwithstanding  anything to the contrary set
               ------------------
forth herein, the Purchaser Indemnified Parties shall not make a claim against the Seller for indemnification under Section 10.01(d) for Purchaser Losses, and
                                      ----------------
the Seller will have no liability for indemnification of any Purchaser Indemnified Party pursuant to Section 10.01(a) unless and until the aggregate
                                 ----------------
Losses claimed thereunder exceed an amount equal to $250,000.00 (the "Threshold Amount"), and once the aggregate amount of such Losses under Section 10.01(a)
                                                                ----------------
exceeds the Threshold Amount, the Purchaser Indemnified Parties will be entitled to recover all such Losses to which they are entitled in excess of the Threshold Amount. The total aggregate amount of the liability of the Seller for Purchaser Losses with respect any claims made pursuant to Section 10.01(a) other
                                                          ----------------
than  Claims  arising under Section 4.19 (Environmental Matters) ("Environmental
                            ------------                           -------------
Claims")  shall  be  limited  to  $3,000,000.00 (the "Purchaser Cap"); provided,
------                                                -------------    --------
however,  that  with  respect  to
-------

Environmental Claims the Purchaser Cap shall be increased by an additional $2,000,000 to $5,000,000 (the "Environmental Cap"), and the Seller shall be
                                   ------------------
liable for one half (1/2) of the amount of any Environmental Claims in excess of the Environmental Cap; provided, further, that total aggregate amount of the
                          ---------  --------
liability of the Company and the Seller for Purchaser Losses arising out of fraud or willful misconduct shall not be subject to any limits. Notwithstanding the foregoing, any indemnification amounts payable by the Seller pursuant to this Article X will be reduced by any amounts actually recovered by any
      ----------
Purchaser Indemnified Party under insurance policies or other collateral sources with respect to such Losses and the Purchaser shall use Commercially Reasonable Efforts to collect any such amounts.

     10.06     INVESTIGATIONS.    The respective representations and warranties
               ---------------
of the parties contained in this Agreement or any certificate or other document delivered by any party at or prior to the Initial Closing Date or Second Closing Date, as applicable, and the rights to indemnification set forth in this Article
                                                                         -------
X shall not be deemed waived or otherwise affected by any investigation made, or
-
knowledge acquired, by a party, provided that if either party becomes aware of a
                                --------
fact which results in, or could result in, a breach of a covenant or representation of the other party, the party become aware of such fact shall promptly notify the other party of such fact, provided, further, that any
                                                     --------- --------
party's failure to so notify the other party shall not in any way limit the rights of such party pursuant to this Agreement if such failure does not result in a material prejudice to the other party.

     10.07     SET-OFF.   Purchaser  shall be entitled to set-off any amount or
               --------
right it may be entitled to pursuant to this Agreement against any amount, right or obligations owed to the Seller under this Agreement or any agreement or documents executed and delivered by a Seller.

     10.08     REDUCTION  OF  PURCHASE  PRICE.   Any  indemnification  amounts
               -------------------------------
payable  by  the  Seller  pursuant  to  this  Article  X shall be deemed to be a
                                              ----------
reduction  in  the  Purchase  Price.

     10.09     DAMAGES.  Notwithstanding  any  other provision in this agreement
               --------
to the contrary, no party shall be liable to the other party for any punitive or exemplary damages.

     10.10     EXCLUSIVE  REMEDY.    Except  as  otherwise  set  forth  in this
               ------------------
Agreement, and except for any legal proceedings instituted by the Seller to enforce payment and collection of the Final Determination Date Cash Consideration, after the Closing indemnification pursuant to this Article X
                                                                       ---------
shall be the sole and exclusive remedy for the parties with respect to matters arising under this Agreement of any kind or nature, including, for any misrepresentation or breach of any warranty, covenant, or other provision contained in this Agreement, and the parties hereby waive and release any other rights, remedies, causes of action, or claims that either of them have or that may arise against any other party with respect thereto.

                                   ARTICLE XI,
                    TERMINATION PRIOR TO SECOND CLOSING DATE
                    ----------------------------------------

     11.01     TERMINATION  OF AGREEMENT.   This Agreement may be terminated at
               --------------------------
any  time  prior  to  the  Second  Closing  Date:

          (a)     By   the   mutual   written   consent   of  Purchaser,   the
Seller  and   the  Corporation;

          (b) By the Seller in writing, without liability, if Purchaser shall (i) fail to perform in any material respect its agreements contained herein required to be performed by it on or prior to the Second Closing Date, or
(ii) materially breach any of its representations, warranties or covenants contained herein, which failure or breach is not cured within ten (10) days after the Seller have notified Purchaser of their intent to terminate this Agreement pursuant to this subparagraph (b);

          (c) By Purchaser in writing, without liability, if the Corporation or the Seller shall (i) fail to perform in any material respect their agreements contained herein required to be performed by them on or prior to the Second Closing Date, or (ii) materially breach any of their representations, warranties or covenants contained herein, which failure or breach is not cured within ten
(10) days after Purchaser has notified the Seller of its intent to terminate this Agreement pursuant to this subparagraph (c);

          (d) By either the Seller or Purchaser in writing, without liability, if there shall be any order, writ, injunction or decree of any court or governmental or regulatory agency binding on Purchaser, the Seller or the Corporation, which prohibits or restrains Purchaser, the Seller or the Corporation from consummating the transactions contemplated hereby, provided that Purchaser, the Seller and the Corporation shall have used their reasonable, good faith efforts to have any such order, writ, injunction or decree lifted and the same shall not have been lifted within 30 days after entry, by any such court or governmental or regulatory agency; or

          (e) By either the Seller or Purchaser, in writing, without liability, if for any reason the Second Closing Date has not occurred by July 15, 2006 other than as a result of the breach of this Agreement by the party attempting to terminate the Agreement.

     11.02     TERMINATION  OF  OBLIGATIONS.  Termination  of  this  Agreement
               -----------------------------
pursuant  to  this  Article  XI  shall  terminate all obligations of the parties
                    -----------
hereunder,  except  for  the  obligations  under Sections 6.09, 11.02, 12.07 and
                                                 --------------------  -----
12.10 hereof; provided, however, that termination pursuant to subparagraphs (b),
-----         --------  -------
(c)  or  (e) of Section 11.01 hereof shall not relieve a defaulting or breaching
                -------------
party from any liability to the other party hereto, and provided further that in all events the Seller shall retain the Non-Refundable Cash Consideration and the Non-Refundable Stock Consideration regardless of the reason or cause for the termination of this Agreement.

                                  ARTICLE XII.
                                  MISCELLANEOUS
                                  -------------

     12.01     ENTIRE  AGREEMENT;  SURVIVAL.
               -----------------------------

          (a) This Agreement (including the Schedules and Exhibits which are incorporated herein) constitutes the sole understanding of the parties with respect to the subject matter hereof; provided, however, that this provision is not intended to abrogate any other written agreement between the parties executed with or after this Agreement.

     12.02     AMENDMENT.  No  amendment,  modification  or  alteration  of  the
               ----------
terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the parties hereto.

     12.03     PARTIES  BOUND  BY  AGREEMENT; SUCCESSORS AND ASSIGNS. The terms,
               -----------------------------------------------------
conditions, and obligations of this Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns thereof. This Agreement shall not be assignable by operation of law or otherwise.

     12.04     COUNTERPARTS;  FACSIMILE.  This  Agreement  may  be  executed  in
               -------------------------
multiple counterparts, each of which shall for all purposes be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument, This Agreement may be executed and delivered by facsimile.

     12.05     HEADINGS.  The  headings  of  the Sections and paragraphs of this
               ---------
Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof,

     12.06     MODIFICATION  AND  WAIVER.  Any  of  the  terms  or conditions of
               --------------------------
this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar),

     12.07     EXPENSES.   Except  as  otherwise provided herein, the Seller and
               ---------
Purchaser shall each pay all costs and expenses incurred by each of them, or on their behalf respectively, in connection with this Agreement and the transactions contemplated hereby, including fees and expenses of their own financial consultants, accountants and counsel. All such expenses incurred by the Corporation in connection with this Agreement and the transactions contemplated hereby shall be paid by the Seller on or before the Second Closing Date.

     12.08     NOTICES.  Any  notice,  request, instruction or other document to
               --------
be given hereunder by any party hereto to any other party hereto shall be in writing and delivered personally or sent by registered or certified mail (including by overnight courier such as FedEx or express mail service), postage or fees prepaid,

     if to the Seller or, prior to the   Troy Crochet
     Closing Date, the Corporation to:   202 Castle Circle
                                         Port Neches, Texas 77651

     with a copy to:                     Orgain, Bell & Tucker, L.L.P.
                                         470 Orleans
                                         Beaumont, Texas 77701
                                         Fax No.:     (409)838-6959
                                         Attention:   John Creighton III and
                                                      Brian A. Mills

     if to Purchaser to:                 Charys Holding Company, Inc.

                                         1117 Perimeter Center West, Suite N415
                                         Atlanta, Georgia 30338
                                         Attention:   Billy V. Ray, Jr.,
                                                      Chief Executive Officer
     with a copy to:                     Paul, Hastings, Janofsky & Walker LLP
                                         600 Peachtree Street, N.E.
                                         Suite 2400
                                         Atlanta, GA 30308
                                         Fax No.:     (404)815-2424
                                         Attention:   Wayne Bradley

or at such other address for a party as shall be specified by like notice Any notice which is delivered personally in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party or the office of such party. Any notice which is addressed and mailed in the manner herein provided shall be conclusively presumed to have been duly given to the party to which it is addressed at the close of business, local time of the recipient, on the fourth business day after the day it is so placed in the mail or, if earlier, the time of actual receipt.

     12.09     GOVERNING  LAW;  JURISDICTION. This Agreement is executed by the
               ------------------------------
parties hereto in and shall be construed in accordance with and governed by the laws of the State of Georgia without giving effect to the principles of conflicts of law thereof. Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby, or for recognition and enforcement of any judgment in respect hereof, brought by the other party hereto or its successors or assigns shall be brought and determined in state or federal courts sitting in the States of Georgia or Texas, and each party hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each party hereto hereby irrevocably waives, and agrees not to assert, by way of a motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

     12.10     PUBLIC  ANNOUNCEMENTS.  No  public  announcement shall be made by
               ----------------------
any person with regard to the transactions contemplated by this Agreement without the prior consent of the Seller and Purchaser; provided that either party may make such disclosure if advised by counsel that it is legally required to do so. The Seller, the Corporation and Purchaser will discuss any public announcements or disclosures concerning the transactions contemplated by this Agreement with the other parties prior to making such announcements or disclosures.

     12.11     KNOWLEDGE.  (a)  With  respect to the Corporation and the Seller,
               ----------
the Corporation and the Seller shall be deemed to have "Knowledge" of a particular fact or matter if an individual listed on SCHEDULE 12.11 (a) is
                                                           ------------------
actually  aware of such fact or matter without further investigation or inquiry.

            (b) With respect to the Purchaser, the Purchaser shall be deemed to have "Knowledge" of a particular fact or matter if any of Billy Ray, Ray Smith, Kathy Catalano or Michael Oyster is actually aware of such fact or matter without further inquiry.

     12.12     NO  THIRD-PARTY  BENEFICIARIES.  With  the  exception  of  the
               -------------------------------
parties to this Agreement, there shall exist no right of any person to claim a beneficial interest in this Agreement or any rights occurring by virtue of this Agreement.

     12.13     "INCLUDING".   Words  of  inclusion  shall  not  be construed as
               ------------
terms of limitation herein, so that references to "included" matters shall be regarded as non-exclusive, non- characterizing illustrations.

     12.14     GENDER  AND  NUMBER.  Where  the  context  requires, the use of a
               --------------------
pronoun of one gender or the neuter is to be deemed to include a pronoun of the appropriate gender, singular words are to be deemed to include the plural, and vice versa.

     12.15     REFERENCES.  Whenever  reference  is  made  in  this Agreement to
               -----------
any Article, Section, Schedule or Exhibit, such reference shall be deemed to apply to the specified Article or Section of this Agreement or the specified Schedule or Exhibit to this Agreement. The Schedules and Exhibits referenced in this Agreement are attached hereto, are hereby incorporated into this Agreement and are hereby made a part hereof as if set forth in full in this Agreement.

     12.16     SEVERABILITY.  In  case  any  one  or  more  of  the  provisions
               -------------
contained in this Agreement should be found by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect against any party hereto, such invalidity, illegality, or unenforceability shall only apply to such party in the specific jurisdiction where such judgment shall be made, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, except that this Agreement shall not be reformed in any way that will deny to any party the essential benefits of this Agreement, unless such party waives in writing its rights to such benefits.

     12.17     FURTHER  ASSURANCES.  Each  of  the  parties  hereto will use its
               --------------------
reasonably good faith efforts to take all actions and to do all things necessary, proper or advisable following the Second Closing Date to consummate and effectuate the transactions contemplated by this Agreement.

     12.18     CURRENCY.  All  payments  hereunder  or  contemplated  by  this
               ---------
Agreement  shall  be  paid  in  U.S.  currency.

     12.19     ORDINARY COURSE OF BUSINESS. "Ordinary Course of Business" means,
               ----------------------------  ---------------------------
with respect to actions and operations conducted by the Corporation, actions and operations that are (a) consistent with the past custom and practices of the Corporation, (b) taken in the ordinary course of the normal, day-to-day operations of the Corporation, (c) not required to be authorized by the Board of Directors or other governing body of the Corporation, and (d) similar in nature and magnitude to actions and operations customarily taken, without any authorization by the Board of Directors or other governing body, in the ordinary course of the normal, day-to-day operation of other companies that are in the same line of business as the Corporation.

     12.20     COMMERCIALLY  REASONABLE  EFFORTS.  "Commercially  Reasonable
               ----------------------------------   ------------------------
Efforts"  means  efforts  which  are  designed  to  enable  a party, directly or
-------
indirectly, to satisfy a condition to or otherwise assist in the consummation of a desired result and which do not require the performing party to expend funds or assume liabilities other than expenditures and liabilities which are customary and reasonable in nature and amount in the context hereof.

     12.21     MATERIAL  ADVERSE  CHANGE  (OR EFFECT).  "Material Adverse Change
               ---------------------------------------   -----------------------
(or  Effect)"  means  any change or effect that individually or in the aggregate
------------
with other changes or effects would be material and adverse to (a) the financial condition, assets, liabilities, businesses, or results or operations of the Corporation or the Purchaser, as the case may be, taken as a whole, or (b) the ability of the Seller or the Purchaser, as the case may be, to consummate the transactions contemplated hereby; provided, however, that any change or effect
                                    --------  --------
resulting from, or directly relating to, any of the following shall not be taken into account in making any such determination and shall not be deemed to constitute or give rise to a Material Adverse Effect: (i) a change or effect which has a similar impact on comparable businesses, (ii) a change or changes in general business or economic conditions, including, without limitation, changes in applicable laws or regulations and changes in financial or market conditions,
(iii) changes resulting from conditions generally affecting the geographic area or local, regional, or national industry in which the Corporation or the Purchaser, as the case may be, operates, (iv) acts of terrorism or war (whether or not declared), (v) the performance by any party of its obligations under this Agreement, (vi) the compliance by any party with any covenant hereunder, (vii) the performance by any party of any action to which the other party has consented, (viii) the fact that the Purchaser is the purchaser of the shares,
(ix)  the announcement of the transaction or the existence of this Agreement, or
(x) the taking of any action by or on behalf of the other party or its Affiliates, representatives, or agents.

     12.22     ARBITRATION.  The  parties  shall  use  their  respective  best
               ------------
efforts to resolve any disputes, claims, or controversies arising out of or relating to this Agreement, including the performance, breach, validity, interpretation., application, or termination thereof (a "Dispute"). Any party
                                                            -------
may give written notice of the existence of a Dispute (the "Notice of Dispute"),
                                                            -----------------
after which the parties shall attempt to resolve the Dispute through good faith negotiations by their respective authorized representatives. If the parties are unable to resolve the Dispute amicably within thirty (30) days after delivery of the written Notice of Dispute, or such other time as the parties may agree in writing, then the Dispute shall be subject to arbitration in accordance with this Section. Any Dispute not resolved amicably through good faith negotiation as provided above shall be finally resolved by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules as then in effect (the "AAA Rules"), and judgment on the award may be
                                   --------
entered in any court having jurisdiction thereof. In the event that any party's claim or counterclaim exceeds $1,000,000, exclusive of interest or attorneys' fees, the Dispute shall be heard and determined by three arbitrators, each of whom shall be independent and impartial; otherwise, the Dispute shall be heard and determined by one arbitrator. In the event that one arbitrator shall hear the Dispute, the parties shall attempt to agree upon a qualified individual to serve as arbitrator. If the parties are unable to so agree within thirty (30) days of the commencement of the arbitration, then the arbitrator shall be selected and appointed in accordance with the AAA Rules. In the event that three arbitrators shall hear the Dispute, each party shall, within twenty (20) days after commencement of the arbitration, select one person to act as
arbitrator.   The  two  arbitrators  so  selected  shall,  within
twenty (20) days of their appointment, select a third arbitrator who shall serve as the chairperson of the arbitral panel. The arbitrators selected shall be qualified by education, training, and experience to hear and determine matters in the nature of the Dispute. If a party fails to appoint an arbitrator as provided herein, or if the arbitrators selected by the parties are unable or fail to agree upon a third arbitrator within twenty (20) days of their appointment, or such other time as the parties may agree in writing, then that arbitrator shall be selected and appointed in accordance with the AAA Rules. Should an arbitrator die, resign, refuse to act, or become incapable of performing his or her functions as an arbitrator, the AAA may declare a vacancy on the Panel. The vacancy shall be filled by the method by which that arbitrator was originally appointed. The seat of the arbitration shall be Houston, Texas. The arbitrator(s) shall determine the matters at issue in the Dispute in accordance with the substantive law of Texas. The parties hereby waive any claim to exemplary, punitive, or similar damages in excess of compensatory damages, attorneys' fees, costs, and expenses of arbitration, and the arbitral panel is not empowered to and shall not award exemplary, punitive, or similar damages in excess of compensatory damages, attorneys' fees, costs, and expenses of arbitration. The award of the arbitration(s) shall be in writing and shall set out the reasons therefor.

     12.23     ENFORCEMENT.  Prior  to  the Closing Date, the parties agree that
               ------------
irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specified terms. It is accordingly agreed that prior to the Closing Date the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

                                    ********

     IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Agreement as of the date first above written.

                              PURCHASER:
                              ----------

                              CHARYS HOLDING COMPANY, INC.

                              By: /s/ Billy V. Ray Jr.
                                  -------------------------------
                                  Name: Billy V. Ray Jr.
                                  Title: CEO

                              THE CORPORATION
                              ---------------

                              CROCHET & BOREL SERVICES, INC.

                              By:
                                  ------------------------------
                                  Name:
                                  Title:


                              SELLER:
                              -------


                              -----------------------------------
                              TROY CROCHET

                              The spouse of Seller has joined in the execution of this Agreement for the purpose of binding and obligating the spouse's community property interest in the C&B Shares to all of the terms, covenants, conditions, limitations and restrictions contained herein as respect the C&B Shares.


                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

     IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Agreement as of the date first above written.

                              PURCHASER:
                              ----------

                              CHARYS HOLDING COMPANY, INC.

                              By:
                                  -------------------------------
                                  Name:
                                  Title:


                              THE CORPORATION:
                              ----------------

                              CROCHET & BOREL SERVICES, INC.

                              By: /s/ Troy Crochet
                                  -------------------------------
                                  Name: TROY CROCHET
                                  Title: PRESIDENT


                              SELLER:
                              -------



                              /s/ Troy Crochet
                              -----------------------------------
                              TROY CROCHET

                              The spouse of Seller has joined in the execution of this Agreement for the purpose of binding and obligating the spouse's community property in (crest in the C&B Shares to all of the terms, covenants, conditions, limitations and restrictions contained herein as respect the C&B Shares.

                              /s/ Tami Crochet
                              ----------------------------------
                              TAMI CROCHET


                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

                              SCHEDULE 2.06(A)(1)

                             INCENTIVE COMPENSATION

On the date that is 30 days following the issuance of Purchaser's Form 10K (the "Incentive Bonus Date") for the fiscal years 2007, 2008 and 2009 (each such year
 --------------------
being  a  "Performance Year"), the board of directors of Purchaser (the "Board")
           ----------------                                              -----
shall compare the audited year-end financials of the Corporation to the projected financials of Corporation. Based on the results of such comparison, the Seller and each Incentive Employee may be eligible for an incentive bonus calculated as follows:

1. For each Performance Year, the total amount of the bonus pool available shall be equal to 25% of the audited pre-tax income of the Corporation for such Performance Year (the "Bonus Pool Amount"). Any portion of the Bonus Pool
                        -----------------
Amount payable as provided herein shall be divided among the Seller and each Incentive Employee in accordance with the allocation provided by the Seller to Purchaser prior to the Incentive Bonus Date for the applicable Performance Year.

2. The aggregate amount of incentive bonuses payable for each Performance Year shall be an amount equal to (a) the Bonus Pool Amount, multiplied by (b) the percentage set forth in the table below opposite the applicable Financial Performance Target, calculated as set forth herein.

--------------------------------------------------------------------------
Actual Performance < 5% Financial Performance Target               0%

-----------------------------------------------------------------  -------
Actual Performance > 5% but < 20% Financial Performance Target     5%
                   -
-----------------------------------------------------------------  -------
Actual Performance > 20% but < 35% Financial Performance Target    20%
                   -
-----------------------------------------------------------------  -------
Actual Performance > 35% but < 50% Financial Performance Target    35%
                   -
-----------------------------------------------------------------  -------
Actual Performance > 50% but < 65% Financial Performance Target    50%
                   -
-----------------------------------------------------------------  -------
Actual Performance > 65% but < 80% Financial Performance Target    70%
                   -
-----------------------------------------------------------------  -------
Actual Performance > 80% but < 90% Financial Performance Target    90%
                   -
-----------------------------------------------------------------  -------
Actual Performance > 90% but < 100% Financial Performance Target   100%
                   -
-----------------------------------------------------------------  -------
Actual Performance > 100% but < 110% Financial Performance Target  110%
                   -
-----------------------------------------------------------------  -------
Actual Performance > 110% Financial Performance Target             120%
                   -
--------------------------------------------------------------------------

3. The "Financial Performance Target" shall be an amount equal to (i) the sum of the (x) Revenue Factor, (y) EBITDA Factor, and (z) Net Income Factor, for each Performance Year, as set forth below:

---------------------------------------------------------------------------
PERFORMANCE YEAR  PROJECTED REVENUE  PROJECTED EBITDA  PROJECTED NET INCOME
----------------  -----------------  ----------------  --------------------
FY 2007                     250,000           106,000               100,000
----------------  -----------------  ----------------  --------------------
FY 2008                     275,000           116,600               110,000
----------------  -----------------  ----------------  --------------------
FY 2009                     316,250           134,090               126,500
---------------------------------------------------------------------------

4. "Actual Performance" shall be an amount equal to the sum of actual (i) Revenue Factor, (ii) EBITDA Factor and (iii) Net Income Factor, for any Performance Year.

5. The Revenue Factor, the EBITDA Factor and the Net Income Factor shall be calculated in accordance with GAAP.

Any bonus due shall be payable in cash, to the extent such cash payment is permitted under the loan agreements to which the Corporation and Purchaser are a party to. If such agreements do not permit payment of such bonus in cash, then the bonus shall be paid in Purchaser Stock, at the Market Price as of the last trading day of the applicable Performance Year.

     For  purposes  of  this  Exhibit A, the terms set forth above shall mean as
                              ---------
follows:

          (i)       Revenue  Factor  shall  be  a  percentage  equal  to  the
                    ---------------
                    product of (x) forty percent (40%) multiplied by (y) a fraction the numerator of which is the Corporation's actual revenues for a Performance Year and the denominator of which is the Corporation's projected revenues for such corresponding Performance Year.

          (ii)      EBITDA  Factor  shall  be  a  percentage  equal  to,  the
                    --------------
                    product of (x) fifty percent (50%) multiplied by (y) a fraction the numerator of which is the Corporation's actual EBITDA for a Performance Year and the denominator of which is the Corporation's projected EBITDA for such corresponding Performance Year.

          (iii)     Net Income  Factor  shall  be  a  percentage  equal  to, the
                    ------------------
                    product of (x) ten percent (10%) multiplied by (y) a fraction the numerator of which is the Corporation's actual audited pre-tax net income for a Performance Year and the denominator of which is the Corporation's projected pre-tax net income for such corresponding Performance Year.

EXAMPLE CALCULATION
-------------------

By  way  of  example,  and  for  illustrative purposes only, the following model depicts the manner in which the bonus shall be calculated for a single Performance Year. The numbers and assumptions used herein are not intended to be the final projections or Bonus Pool Amount for purposes of this Schedule
                                                                        --------
2.06(1).
-------

------------------------------------------------------------------------------
PERFORMANCE YEAR  PROJECTED REVENUE   PROJECTED EBITDA   PROJECTED NET INCOME
------------------------------------------------------------------------------
FY 2007           $        5,000,000  $         100,000  $             500,000
------------------------------------------------------------------------------
PERFORMANCE YEAR    ACTUAL REVENUE      ACTUAL EBITDA      ACTUAL NET INCOME
------------------------------------------------------------------------------
FY 2007           $        6,000,000  $         800,000  $             250,000
------------------------------------------------------------------------------

Whereby:

1)  Revenue Factor = 48%; EBITDA Factor = 40%; Net Income Factor=5%

2)  Calculation Value = 48% + 40% + 5% = 93%

3)  Incentive Bonus payable based on a calculation value of 93% = $58,125

                               SCHEDULE 2.06(A)(2)

                               INCENTIVE EMPLOYEES

Bobby Chiasson
Bryan Bost
David Lejeune
Shelley Boudoin
Todd Wommack
Brent Guidry
Alan Stefek
Mike McGee
Rian Glasscock
Ron Chatagnier
Angela Pillsbury

                                SCHEDULE 2.06(B)

                       INTEGRATION INCENTIVE COMPENSATION

During the period beginning on the Second Closing Date and ending on the third anniversary of the Second Closing Date (the "Integration Incentive Period"), the
                                             ----------------------------
Seller shall be entitled to additional equity compensation determined in accordance with the following provisions:

1. As soon as reasonably practicable following the Second Closing Date, the Seller shall provide to the Purchaser a schedule identifying potential acquisition targets conducting business similar to the C&B Business (the "Acquisition Targets" and each, an "Acquisition Target"). For each Acquisition
 --------------------                 ------------------
Target,  the  Seller  shall  identify  the  target  annual  revenue (the "Target
                                                                          ------
Revenue")  of  such  Acquisition  Target.
-------

2. On the third anniversary of the Second Closing Date, the Seller shall be entitled to a bonus calculated as follows, payable in cash or shares of Purchaser Stock, in Purchaser's discretion: (A) Bonus Multiplier, multiplied by
                                                                  --------------
(B) the Integration Bonus Pool.

The  term  "Bonus  Multiplier" means a percentage, (A) the numerator of which is
            -----------------
the actual aggregate revenue for all Acquisition Targets measured over the trailing twelve months from Charys fiscal year end in the year in which such Acquisition Target is acquired (or, if the target is acquired in September 2006, the actual revenue of the Acquisition Target from 5-1-06 thru 4-31-07), and (B) the denominator of which is the aggregate Target Revenue for all Acquisition Targets. An example calculation of the Bonus Multiplier is as follows:

----------------------------------------
                          First Year
          Projected         Actual
           Millions    in year acquired
----------------------------------------
Target A  $       30  $              20
Target B  $       20  $              20
Target C  $      100  $             110
Target D  $       40  Did not acquire
Target E  $       10  $              40
----------------------------------------
          $      20O  $             190

LIMIT                             95.00%
----------------------------------------

The term "Integration Bonus Pool" means the aggregate audited pre-tax revenue of
          ----------------------
all Acquisition Targets during the Integration Incentive Period. An example calculation of the Integration Bonus Pool follows:

--------------------------------------------------------------------
                                           Actual
                                          Pre-tax
                                           Year 1   Year 2   Year 3
--------------------------------------------------------------------
Target A                                  $      3  $    -1  $    -2
Target B                                  $      2  $     2  $     1
Target C                                            $    15  $    17
Target D
Target E                                                     $    15
--------------------------------------------------------------------
                                          $      5  $    16  $    31

POOL                                      $      1  $     4  $     8

TOTAL POOL PAYABLE AT END OF YEAR THREE                      $    13
AMOUNT EARNED LIMITED TO 95%                                 $ 12.35
--------------------------------------------------------------------

                                  SCHEDULE 6.15
                               SPIN-OFF AGREEMENT

The following general terms and conditions shall be more fully reflected in a definitive agreement to be negotiated in good faith and, if reasonably acceptable to both Purchaser and the Seller, executed, on or prior to the Second Closing Date.

     - Purchaser shall cause the Corporation to maintain separate books and records and separately audited financial statements for the Corporation during the period beginning on the Second Closing Date and ending on the third anniversary of the Second Closing Date (the
          "Preparation  Period")  and  during  the  period  ending  on the third
           -------------------
          anniversary  of  the  Second  Closing  Date  and  ending  on the sixth anniversary  of  the  Second  Closing  Date  (the  "Option  Period").
                                                              --------------

     - During the Option Period, Seller may cause Purchaser to effectuate a spin-off of the Corporation (a "Spin-Off Transaction")
                                                          --------------------
          into a separate publicly-traded entity provided that the conditions set forth in the following section are met.

     - Seller may only cause Purchaser to effectuate a Spin-Off Transaction in the event that (a) during the three year period prior to the Seller's notification of its intent to effectuate a spin-off (the "Spin-Off Notice Date") the aggregate net revenue of the
                 ----------------------
          Corporation was greater than or equal to $750,000,000, (b) during the three year period prior to the Spin-Off Notice Date, the aggregate net earnings of the Corporation are greater than or equal to $150,000,000, (c) the Seller and the Inventive Employees (the "Spin-Off Participants") collectively hold in excess of 10,000,000
           ----------------------
          shares of Purchaser Stock, and (d) the Market Price of Purchaser Stock for twenty (20) consecutive trading days prior to the Spin-Off Notice Date is in excess of $20 per share, adjusted for any splits or dividends occurring between the Second Closing Date and the Spin-Off Notice Date.

     - The Spin-Off Transaction shall be effectuated by granting to each shareholder of Purchaser as of the effective date of the Spin-Off
          Transaction one publicly traded share of the Corporation for each share of Purchaser Stock held by such Shareholder. Simultaneously with the issuance of such shares, each Spin-Off Participant shall tender to Purchaser not less than 80% of the shares of Purchaser Stock held by such Spin-Off Participant in exchange for an equal number of shares of the Corporation.

                                    EXHIBIT A
                                    ---------

                                   SELLER NOTE

                                 PROMISSORY NOTE

                                  JUNE 5, 2006

     FOR VALUE RECEIVED, the undersigned, CHARYS HOLDING COMPANY, INC., a Delaware corporation ("Maker"), promises to pay to the order of TROY CROCHET, an
                       -----
individual  resident  of  the  State  of  Texas  ("Holder"),  an amount equal to
                                                   ------
$19,000,000 (such amount, being referred to as the "Principal Amount") in lawful
                                                    ----------------
money of the United States, together with interest thereon at the rate set forth below, pursuant to the terms and conditions set forth in this promissory note (this "Note").
        ----

1. The Principal Amount, together with all accrued and unpaid interest on the entire Principal Amount, shall be due and payable by Maker to Holder on or before July 15, 2006 (the "Maturity Date"). Upon payment of the Principal
                                --------------
Amount, together with payment of the accrued and unpaid interest on the Principal Amount, this Note shall have been paid in full.

2. From and after the date hereof, through the Maturity Date, or, if sooner, the date on which this Note has been paid in full, simple interest shall accrue on the outstanding principal balance hereof at the applicable federal short-term rate (such rate being determined from a one-month average of market yields from marketable obligations of the United States with maturities of three (3) years or less) for May, 2006 of 4.74% as set forth in IRS Rev. Rul. 2006-22 calculated on the basis of 365 days per year and actual days elapsed and computed on the daily outstanding principal balance hereof.

3. This Note shall be construed and enforceable in accordance with the laws of the State of Georgia.

     IN WITNESS WHEREOF, Maker has executed this Note effective as of the 5th day of June, 2006.


                                        CHARYS HOLDING COMPANY, INC.


                                        By: /s/ Billy V. Ray, Jr.
                                            ------------------------------------
                                        Name: Billy V. Ray, Jr.
                                        Title: Chief Executive Officer

                                        AGREED AND ACKNOWLEDGED BY:

                                        HOLDER:

                                        /s/ Troy Crochet
                                        ----------------------------------------
                                        Troy Crochet

                                    EXHIBIT B
                                    ---------

                          REGISTRATION RIGHTS AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

     THIS  REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of June 5,
                                                ---------
2006, by and among CHARYS HOLDING COMPANY, INC., a Delaware corporation (the "Company"), and TROY CROCHET, a resident of the State of Texas (the "Investor").
 -------                                                             --------

     WHEREAS:

     A. Company and Investor have entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of June 5, 2006, pursuant to which
       -------------------------
Investor shall sell, assign, transfer and convey unto Company, and Company shall purchase from Investor, all of the issued and outstanding capital stock of Crochet & Borel Services, Inc. (the "C&B Shares");
                                           -----------

     B. As part of the consideration of the sale of the C&B Shares to the Company, the Company shall issue to Investor shares of the Company's Common Stock (the "Company Common Stock");
              ----------------------

     C. To induce Investor to execute and deliver the Stock Purchase Agreement, Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations there under, or any similar successor statute (collectively, the "Securities Act"), and
                                                           --------------
applicable  state  securities  laws;  and

     D. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Stock Purchase Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Investor hereby agrees as follows:

     1.     DEFINITIONS.
            -----------

     As used in this Agreement, the following terms shall have the following meanings:

          (a)     "Commercially  Reasonable  Efforts"  means  efforts  which are
                   ---------------------------------
designed to enable a party, directly or indirectly, to satisfy a condition to or otherwise assist in the consummation of a desired result and which do not require the performing party to expend funds or assume liabilities other than expenditures and liabilities which are customary and reasonable in nature and amount in the context hereof.

          (b)     "Person"  means  a  corporation,  a  limited  liability
                   ------
company,   an  association,  a  partnership,  an  organization,  a  business, an individual, a governmental or political subdivision thereof or a governmental agency.

          (c)     "Register,"  "registered,"  and  "registration"  refer  to  a
                   --------     ----------          ------------
registration effected by preparing and filing a Registration Statement (as defined below) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis ("Rule 415"),
                                                                     --------
and the declaration or ordering of effectiveness of such Registration Statement by the Commission.

     2.     REGISTRATION  RIGHTS.
            --------------------

          (a)     Registration.   Subject  to the terms of that certain Investor
                  ------------
Registration Rights Agreement, dated May 19, 2006, by and among the Company and Gottbetter Capital Master, Ltd. (the "Gottbetter Agreement"), and subject to the
                                      --------------------
terms of this Agreement, on or prior to the ninetieth (90th) calendar day after the Closing Date, the Company shall prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form SB-2,
                             ----------
amend its existing registration statement on Form SB-2 presently on file with the Commission if not yet declared effective, or file such other appropriate form for which the Company is then eligible in accordance herewith (the "Registration Statement") covering the resale of the Company Common Stock to be
 -----------------------
issued  pursuant  to the Stock Purchase Agreement (the "Registrable Securities")
                                                        ----------------------
to the extent then registrable pursuant to the rules and regulations of the Commission for an offering to be made on a continuous basis pursuant to Rule
415. Only two Registration Statements shall be required hereunder. Company Common Stock issued pursuant to the Stock Purchase Agreement shall cease to be Registrable Securities if sold or transferred by Investor to any other Person and, in any event, on and after such date when such Company Common Stock may be sold without volume restrictions pursuant to Rule 144(k) under the Securities Act as determined by counsel to Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and Investor. The Company shall use Commercially Reasonable Efforts to file the
Registration Statement within 90 days following the Closing Date, and use Commercially Reasonable Efforts to cause the Registration Statement to be declared effective under the Securities Act within 180 days after the filing thereof. Further, the Company shall use Commercially Reasonable Efforts to keep the Registration Statement continuously effective under the Securities Act, subject to Section 2(b) below, for a period of three (3) years following the Closing Date (the "Registration Period").
                      --------------------

          (b)     Suspension  Rights.  Notwithstanding  anything  herein  to the
                  ------------------
contrary, the Company shall have the right to suspend the use of the Registration Statement for a period not greater than forty-five (45) consecutive days (the "Suspension Period"), but not more than one time during the
             ------------------
Registration Period, if, in the good faith opinion of the Company's Board of Directors, after consultation with counsel, material, nonpublic information exists, including the proposed acquisition or divestiture of assets by the Company or the existence of pending material corporate developments, the public disclosure of which would be necessary to cause the Registration Statement to be materially true and to contain no material misstatements or omissions, and in each such case, where, in the good faith opinion of the Company's Board of Directors, such disclosure would be reasonably likely to have a material adverse effect on the Company or on the proposed transaction or the Company requires time to prepare a post-effective amendment to the Registration Statement in order to disclose such material information. The Company shall give Investor notice promptly upon knowledge that a Suspension Period (without indicating the nature of such Suspension Period) may occur and prompt written notice if a Suspension Period will occur and such notices must be acknowledged in writing by Investor. During the pendency of any Suspension Period, no holder of Company Common Stock registered for resale on such Registration Statement shall attempt any public resale of such securities by the Registration
Statement.   Upon  the  conclusion  of  a  Suspension

Period, the Company shall provide Investor written notice that the Registration Statement is again available for use.

          (c)     Piggyback  Rights.  For  a  period  of  thirty-six (36) months
                  -----------------
following the Second Closing Date, each time the Company shall determine to file a registration statement under the Securities Act (excluding a registration on Form S-4 or S-8, or successor forms thereto, or a registration statement on Form S-l or SB-2 covering solely an employee benefit plan) in connection with the proposed offer and sale for money of any of its securities either for its own account or on behalf of any other security holder, the Company shall, if Investor continues to own any Company Common Stock at such time, give prompt written notice of such determination to Investor. Investor shall provide a written request to the Company if he desires to participate in such registration (the "Investor Notice"), stating the number of shares of Company Common Stock
       ----------------
then constituting Registrable Securities to be registered, which Investor Notice must be given within ten (10) days after the receipt by Investor of the Company's notice. Upon receipt of the Investor Notice, except as expressly provided otherwise in this Section 2(c) and subject to any prohibitions or restrictions set forth in any other agreement in existence on the date hereof granting registration rights with respect to shares of the Company's capital stock, the Company shall cause all shares of Company Common Stock constituting Registrable Securities with respect to which Investor has requested registration to be included in such registration statement and registered under the Securities Act, all to the extent requisite to permit the sale or other disposition by Investor of the Company Common Stock to be so registered. The Company shall have the right to withdraw and discontinue registration pursuant to this Section 2(c) of the shares of Company Common Stock if at any time prior to the effective date of the registration statement, the registration of the securities to be registered on behalf of the Company or any other participating security holders is withdrawn or discontinued. If the registration for which the Company gives written notice pursuant to this Section 2(c) is for a public offering involving an underwriting, the Company shall so advise Investor as a part of its written notice. In such event, the right of Investor to registration pursuant to this Section 2(c) shall be conditioned upon Investor's participation in such underwriting as a selling stockholder (including the execution and delivery of the applicable underwriting agreement) and the inclusion of Investor's shares of Company Common Stock in the underwriting to the extent provided herein. The Company shall not be required to include any of the shares of Company Common Stock constituting Registrable Securities in any registration statement to the extent the public offering involves an underwriting and the managing underwriter thereof advises the Company in writing that in their opinion the number of shares of Company Common Stock requested to be included exceeds the number that can be sold in such offering, at a price reasonably related to fair market value. To the extent the managing underwriter provides such advice, the shares of Company Common Stock to be included pursuant to this Section 2(c) shall be reduced as required by such underwriter. Notwithstanding anything herein to the contrary, the Company shall not be required to register Registrable Securities pursuant to this Section 2(c) on any registration statement prepared for the resale of securities in connection with the Gottbetter Agreement.

          (d)     Procedure.  If  and  whenever  the  Company is required by the
                  ---------
provisions of this Section 2 to effect the registration of shares of Registrable Securities under the Securities Act, the Company, at its expense and as expeditiously as reasonably possible shall, in accordance with the Securities Act and all applicable rules and regulations, prepare and file with the

Commission a registration statement with respect to such securities and shall use Commercially Reasonable Efforts to cause such registration statement to become and remain effective to the extent required hereby, and, during such period, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus contained therein as may be necessary to keep such registration statement effective and such registration statement and prospectus accurate and complete, subject to any Suspension Period pursuant to Section 2(b) hereof. The Company shall furnish to Investor and to the underwriters of securities being registered such number of copies of the registration statement and each amendment and supplement thereto, preliminary prospectus, final prospectus and such other documents as such underwriters and holders may reasonably request in order to facilitate the public offering of such securities. In addition, the Company shall otherwise use Commercially Reasonable Efforts to take such other actions as are necessary and appropriate to effect any such registration in compliance with all provisions of the Securities Act and all applicable state securities laws, including, using Commercially Reasonable Efforts to to register or qualify the securities covered by such registration statement under such state securities or Blue Sky laws of such jurisdictions as reasonably necessary to effect the sale thereof and such other actions as Investor shall reasonably request (provided that the Company shall not be required thereby to qualify to do business in such jurisdiction or consent, generally, to the service of process therein).

     3.     RELATED  OBLIGATIONS.
            --------------------

          (a) The Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until the date on which the Investor shall have sold all the Registrable Securities covered by such Registration Statement (the "Registration Period"), which Registration Statement (including any
       --------------------
amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          (b)     The  Company  shall  prepare  and  file  with  the  SEC  such amendments  (including  post-effective  amendments)  and  supplements  to  the
Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company's filing a report on Form 10-KSB, Form 10-QSB or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company
                                                     ------------
shall incorporate such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

          (c) The Company shall furnish to the Investor, without charge, at least one (1) copy of (i) such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Investor may reasonably request) and (iii) such other documents as the Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Investor.

          (d) The Company shall use Commercially Reasonable Efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its certificate of incorporation or by-laws,
(x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

          (e) As promptly as practicable after becoming aware of such event or development, the Company shall notify the Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to each Investor. The Company shall also promptly notify the Investor in writing
(i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Investor by facsimile on the same day of such effectiveness),
(ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          (f) The Company shall use Commercially Reasonable Efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

          (g) At the reasonable request of the Investor, the Company shall furnish to the Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as the Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investor.

          (h) The Company shall make available for inspection by the Investor and the Investor's accountant or other agent (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate
 ----------
documents  and properties of the Company (collectively, the "Records"), as shall
                                                             -------
be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which the Inspector may reasonably request; provided, however, that each Inspector shall agree, and the Investor hereby agrees, to hold in strict confidence and shall not make any disclosure (except to the Investor) or use any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (x) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (y) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or
(z) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector and the Investor has knowledge. The Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

          (i) The Company shall hold in confidence and not make any disclosure of information concerning the Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Investor and allow the Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

          (j) The Company shall use Commercially Reasonable Efforts either to cause all the Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or
(ii) the inclusion for quotation on the National Association of Securities Dealers, Inc. OTC Bulletin Board for such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

          (k) The Company shall cooperate with the Investor, to the extent applicable, to facilitate the timely preparation and delivery of certificates to a transferee of the Investor (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investor may reasonably request and registered in such names as the Investor may request.

          (l) The Company shall use Commercially Reasonable Efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

          (m) The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve (12) month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

          (n) The Company shall otherwise use Commercially Reasonable Efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

          (o) Within two (2) business days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the
Investor)  confirmation  that  such  Registration  Statement  has  been declared effective  by  the  SEC  in  the  form  attached  hereto  as  Exhibit  A.
                                                              ----------

          (p) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to a Registration Statement.

     4.     OBLIGATIONS  OF  THE  INVESTOR.
            ------------------------------

          (a)     Compliance.  Investor  covenants and agrees that Investor will
                  ----------
comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a registration statement of the Company.

          (b)     Investor  Information.  As  a condition to the registration of
                  ---------------------
any Registrable Securities under Section 2 hereof, the Company may require Investor to furnish to the Company

(i) a certified statement as to the number of shares of Company Common Stock then beneficially owned, and if requested by the Commission, the controlling Person thereof, (ii) a description of any material relationship between Investor and the Company, its predecessors or affiliates, within the past three years and
(iii) such other information regarding Investor as is required for such registration by the rules and regulations of the Commission.

          (c)     Inside  Information.  Investor  acknowledges  that  Investor's
                  -------------------
relationship with the Company may give Investor access to certain non-public material information of the Company (i.e. information that is likely to have a significant impact on the decision of a Person to buy, sell or hold Company stock), which information will only be considered to be publicly available when it has been released to the public through a Company press release or Commission filing and the investing public has had sufficient time to absorb and evaluate its impact. Investor acknowledges that federal securities laws prohibit Investor and members of Investor's family from buying or selling stock of the Company while having knowledge of material nonpublic information about the Company or the market for the Company's stock (so-called "inside information"), and, notwithstanding any other rights of Investor set forth herein, Investor covenants not to buy or sell any Company stock based on inside information, nor to communicate any inside information to a third party.

          (d)     Restrictions  on  Sale  of  Registrable  Securities.  Investor
                  ---------------------------------------------------
covenants and agrees that, for a period of six (6) months following the effectiveness of a registration statement with respect to the Registrable Securities, Investor will not sell, assign, transfer or convey more than fifty percent (50%) of such Registrable Securities held by Investor. Investor covenants and agrees that he will not engage in any short sales of, or hedging transactions with respect to the Company Common Stock held by Investor.

     5.     EXPENSES  OF  REGISTRATION.
            --------------------------

     All expenses incurred in connection with registrations, filings or qualifications pursuant to the Agreement including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company.

     6.     INDEMNIFICATION.
            ---------------

     With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

          (a) The Company will, and hereby does, indemnify, hold harmless and defend the Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls the Investor within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations there under, or any similar successor statute (collectively, the "Exchange Act") (each, an "Indemnified Person"),
                               -------------               ------------------
against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims") incurred in investigating,
                                             ------
preparing  or  defending  any  action,  claim,  suit,  inquiry,  proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the Commission, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar
          -------------------
as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky
                                                                       ---------
Filing"),  or the omission or alleged omission to state a material fact required
------
to be stated therein or necessary to make the statements therein not misleading;
(ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the Commission) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable
Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall
                                                 ----------
reimburse Investor and each such controlling Person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 2(d); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor.

          (b) In connection with a Registration Statement, the Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers, employees, representatives, or agents and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each an "Indemnified Party"), against any Claim or Indemnified
                           -----------------
Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investor. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to Investor prior to Investor's use of the prospectus to which the Claim relates.

          (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one (1) counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 5, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

          (d) The indemnification required by this Section 5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

          (e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

     7.     CONTRIBUTION.
            -------------

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 1l(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8.     AMENDMENT  OF  REGISTRATION  RIGHTS.
            ------------------------------------

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investor. Any amendment or waiver effected in accordance with this Section 8 shall be binding upon Investor and the Company,

     9.     MISCELLANEOUS.
            --------------

          (a) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If  to  the  Company,  to:              Charys Holding Company Inc.
                                        1117 Perimeter Center West, Suite N415
                                        Atlanta, GA  30338
                                        Attention:  Billy Ray, Jr.
                                        Telephone:  (678) 443-2300
                                        Facsimile:  (678) 443-2320

With  a  copy  to:                      Paul, Hastings, Janofsky & Walker LLP
                                        600 Peachtree Street, N.E., Suite 2400
                                        Atlanta, GA  30308
                                        Attention:  Wayne Bradley
                                        Telephone:  (404) 815-2202
                                        Facsimile:  (404) 685-5202

If  to  Investor,  to:                  Troy Crochet
                                        202 Castle  Circle
                                        Port Neches, Texas  77651
                                        Telephone:  ______________
                                        Facsimile:  ______________

With  a  copy  to:                      Orgain Bell & Tucker
                                        470 Orleans
                                        Beaumont, Texas  77701
                                        Attention:  John Creighton, III and
                                                    Brian Mills
                                        Telephone:  (409) 838-6412
                                        Facsimile:  (409) 838-6959

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or
(iii)  above,  respectively.

          (b) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          (c) The parties hereto agree that the internal laws of the State of Georgia shall govern this Agreement and the exhibits hereto, including, but not limited to, all issues related to usury. Any action to enforce the terms of this Agreement or any of its exhibits shall be brought exclusively in the state and/or federal courts situated in the States of Georgia or Texas. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this

Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

          (d) This Agreement, the Stock Purchase Agreement, and the documents referred to in the Stock Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Stock Purchase Agreement, and the documents referred to in the Stock Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

          (e) This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

          (f) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof,

          (g) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          (h) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          (i) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

          (j) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person,


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

                                        COMPANY:
                                        CHARYS HOLDING COMPANY INC.

                                        By:  /s/ Billy Ray, Jr.
                                           -------------------------------------
                                        Name:   Billy Ray, Jr.
                                        Title:  Chief Executive Officer


                                        INVESTOR:
                                        TROY CROCHET

                                        By:  /s/ Troy Crochet
                                           -------------------------------------

                                    EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT
                            -------------------------

Troy Crochet
202 Castle Circle
Port Neches, Texas  77651

     Re:  CHARYS HOLDING COMPANY INC.

Mr. Crochet:

     We are counsel to Charys Holding Company Inc., a Delaware corporation (the "Company"). In connection with the Company's obligations under that certain
 -------
Registration Rights Agreement (the "Registration Rights Agreement") entered into
                                    -----------------------------
by and between the Company and yourself, on                , the Company filed a
                                            ---------- ----
Registration  Statement  on  Form          (File  No.  333-          )  (the
                                   ------                  ----------
"Registration  Statement")  with  the  Securities  and  Exchange Commission (the
 -----------------------
"SEC")  relating to the Registrable Securities which names each of the Investors
 ---
as  a  selling  stockholder  thereunder.

     In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act of 1933 at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the Securities Act of 1933 pursuant to the Registration Statement.

                                        Very truly yours,

                                        [LAW FIRM]

                                        By:
                                           -------------------------------------

                                    EXHIBIT C
                                    ---------

                            NON-COMPETITION AGREEMENT

                            NON-COMPETITION AGREEMENT

     THIS  NON-COMPETITION  AGREEMENT (this "Agreement") is made     , 2006 (the
                                             ---------           ----
"Effective  Date"),  by  and between Troy Crochet ("Seller") and Crochet & Borel
 ---------------                                    ------
Services,  Inc.,  a  Texas  corporation  ("Company").  All capitalized terms not
                                           -------
otherwise defined herein shall have the meaning given to them in the Stock Purchase Agreement, dated as of June 5, 2006, among Company, Charys Holding
Company,  Inc.  ("Charys")  and  Seller  (the  "Stock  Purchase  Agreement").
                  ------                        --------------------------

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Seller is the sole shareholder and President of the Company, which is in the business of providing environmental remediation services to customers throughout the United States of America (the "Business");
                                                     --------

     WHEREAS, pursuant to the Stock Purchase Agreement, Charys is purchasing all of the issued and outstanding shares of the Company's capital stock;

     WHEREAS, contemporaneously herewith, Seller and Company are entering into an Employment Agreement (the "Employment Agreement");
                                  ---------------------

     WHEREAS, Company and Charys would not have entered into the Stock Purchase Agreement, and Company would not have entered into the Employment Agreement, without ensuring the confidentiality of certain information and protection against competition and solicitation by the Seller;

     WHEREAS, Company, or its respective assigns, will continue to engage in its business throughout the Gulf Coast region of the United States of America (the "Territory"); and
 ---------

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein and in the Stock Purchase Agreement and Employment Agreement, the benefits which Seller will receive from the transactions contemplated by the Stock Purchase Agreement and Employment Agreement, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     COVENANTS

     1.1     Acknowledgements  by  Seller.  Seller  acknowledges  the following:
             -----------------------------

          (a)     Seller  has  been engaged in the Business.    Such Business is
highly  competitive.

          (b) Seller's participation in the Business has provided Seller with valuable, confidential and proprietary information concerning the Business and its future plans, much of which Seller participated in developing.

          (c) Seller has had access to and has become acquainted with various trade secrets, proprietary data and other confidential information of the Business and may have contributed to such information, consisting of documents, files, software, development work computer programs and databases, processes, techniques and procedures, and related documentation, compilations of information, records and specifications, used in or related to the Business, including:

               (i) business information, such as (but not limited to) the business practices, suppliers, operational methods, technical processes, future plans, techniques, patent information and applications, leases, contracts and business plans;

               (ii) financial information, such as (but not limited to) earnings, sales, assets, debts, prices, pricing structure, margins, volume and quantities of purchases or sales, and other financial data;

               (iii) marketing information such as (but not limited to) prior, ongoing or proposed marketing programs, presentations or agreements by or on behalf of the Business, pricing information, marketing tests and results of marketing efforts;

               (iv) personnel information, such as (but not limited to) employees' personal or medical histories, compensation, employee incentive programs, terms of employment, actual or proposed promotions, hirings, resignations, terminations including reasons for such terminations, training methods and other personnel information;

               (v) customer information, such as (but not limited to) past, existing or prospective customers' names, addresses or backgrounds, customer specifications and requirements, prices that particular or various customers are charged or pay for services, proposals or agreements between customers and the Business, status of customers' accounts, and other information about actual or prospective customers; and

               (vi) customer or prospective customer trade secrets, proprietary data and other confidential information that is provided to Seller for the sole and exclusive purpose of permitting Seller to market or provide products or services of the Business to such customers or prospective customers.

          (d) Any unauthorized possession, communication or use of Confidential Information (defined below) would enable Seller (or any third party to whom the Seller might disseminate the Confidential Information) to compete unfairly with Company by using the Confidential Information to such person's advantage.

          (e) The agreements and covenants contained in this Agreement are essential to protect the interests of Company in connection with the transactions contemplated by the Stock Purchase Agreement.

          (f) Company and Charys would not have consummated the transactions contemplated by the Stock Purchase Agreement, and the Company would not have entered into the Employment Agreement, but for the agreements and covenants contained in this Agreement.

          For purposes of this Agreement, the trade secrets and confidential information referred to in Section 1.1(c) above, including those described in subsections l.l(c)(i) through

(vi),  shall  be  collectively  referred  to  as the "Confidential Information";
                                                      ------------------------
provided, however, that "Confidential Information" shall not include information that (A) is available from sources, other than Seller or their respective affiliates, which sources Seller reasonably believes do not have a duty of confidentiality to Company with respect to such information, or (B) is or becomes publicly available other than as a result of any Seller's breach of this Agreement.

     1.2     Noncompetition.  For  a  period of three (3) years from the date of
             ---------------
this Agreement or, if longer, for a period beginning on the date of this Agreement and ending two (2) years after the Employment Agreement's Expiration Date (as defined in the Employment Agreement), (the "Restricted Period"), Seller
                                                     -----------------
shall not, on his own behalf or on behalf of others, directly or indirectly, own, manage, operate, control, invest in, or participate in the ownership, management, operations, or control of, lend any Seller's name or any similar name to, any person, entity or business engaged in the Business in the Territory. Notwithstanding the foregoing, Seller shall not be prohibited from having beneficial ownership of up to 2% of the equity interest of any business entity, the equity securities of which are registered under the Securities Exchange Act of 1934, as amended.

     1.3     Nondisclosure  of  Confidential  Information.
             ---------------------------------------------

          (a) Seller acknowledges that (i) Company has a legitimate and continuing proprietary interest in the Confidential Information that Company has acquired for significant consideration; and (ii) in order to guard such interest of Company, it is necessary for Company to protect all Confidential Information. Seller agrees that his obligations under Section 1.3(b) of this Agreement shall be absolute and unconditional.

          (b) Seller shall not, directly or indirectly, during the Restricted Period, use, exploit, publish or otherwise disclose in any manner any Confidential Information, and shall otherwise keep all Confidential Information confidential. Notwithstanding the foregoing, Seller shall be entitled to disclose Confidential Information as may be required by applicable law, including a subpoena or court or administrative order, provided that in any such case Seller shall use reasonable efforts to give advance written notice of any such disclosure to Company and Chayrs. In addition, Seller shall be entitled to use or disclose Confidential Information to the extent necessary to (i) prepare tax returns of Seller or (ii) to enforce its rights under the Stock Purchase Agreement and other documents executed in connection therewith.

          (c) Seller acknowledges that all physical property of the Business in the direct or indirect possession of any Seller, including all documents, files, software, development work computer programs and databases, processes, techniques and procedures, and related documentation, compilations of information, records, specifications, equipment and similar items relating to the Business or any of the Customers, whether or not prepared by Seller and whether or not such property is Confidential Information, (i) is and shall remain the exclusive property of the Business and (ii) shall not be removed from the premises of the Business. For purposes of this Section 1.3 and Section 1.5 of this Agreement, "Customers" shall mean any customer of the Company, and their
                    ---------
respective affiliates, successors, and assigns, as of the date hereof and as of the Employment Agreement's Expiration Date.

     1.4     Nonsolicitation  of  Employees.   During  the  Restricted  Period,
             -------------------------------
Seller shall not, directly or indirectly, solicit the employment of, employ, recruit, or retain as an independent contractor or otherwise, any current employee of Company, or in any way induce or cause any current or future employee of Company, or any independent contractor with whom Company does business, to terminate its relationship with Company, or otherwise interfere or attempt to interfere in any way with any such relationship.

     1.5     Nonsolicitation of Customers.  During the Restricted Period, Seller
             -----------------------------
shall not, on its or his own behalf or on behalf of others, directly or indirectly, solicit any Customers for the purpose of engaging in the Business.

     1.6     Non-Disparagement. Unless necessary to prosecute any claims against
             ------------------
each other pursuant to this Agreement, the Stock Purchase Agreement or as required by law, including in response to a subpoena or court or administrative order, neither Company nor Seller shall, during the Restricted Period or anytime thereafter, disparage the other or any of its officers, directors, employees or direct or indirect equity owners (or their respective officers, directors or employees) in any way, including by making statements that would call into question the professional competence, billing or distribution practices, business competence or reputation of any of them.

2.     RIGHTS  AND  REMEDIES  UPON  BREACH.

Seller acknowledges that (a) the provisions of this Agreement are fundamental and essential for the protection of Company's legitimate business and proprietary interests; (b) such provisions are reasonable and appropriate in all respects; and (c) any breach of this Agreement will result in irreparable damage to Company for which an adequate monetary remedy does not exist and a remedy at law may prove to be inadequate. Accordingly, in the event of any actual or threatened breach by Seller of any provision of Sections 1.2, 1.3, 1.4, 1.5, or 1.6, Company shall, in addition to any other remedies permitted by law, be entitled to seek, and Seller consents to, equitable remedies including specific performance, injunctive relief, a temporary restraining order, and temporary or permanent injunctions, in any court of competent jurisdiction, to prevent or otherwise restrain a breach of such provision, without the necessity of proving harm or damages or the posting of any bond or other security, and to recover any and all costs and expenses, including reasonable attorneys' fees, incurred in enforcing this Agreement against Seller. Such relief shall be in addition to, and not in substitution of, any other remedies available to Company. The existence of any claim or cause of action of Seller against Company shall not constitute a defense to the enforcement by Company of the covenants contained in Sections 1,2, 1,3, 1.4, 1.5 or 1.6. Seller shall not defend any such claim or cause of action on the basis that there is an adequate remedy at law. The Restricted Period shall be extended by any period during which Seller is in breach of this Agreement as finally determined by a court of competent jurisdiction.

3.     SEVERABILITY;  BLUE  PENCILING.

The necessity of each of the restrictions set forth above and the nature and scope of each such restriction has been carefully considered, bargained for and agreed to by Company, Charys and Seller (each a "Party", and, collectively, the
                                                  -----
"Parties").  The  Parties  hereby agree and acknowledge that the duration, scope
 -------
and geographic area applicable to each of the restrictions set forth in this Agreement are fair, reasonable and necessary. The consideration provided for in the Stock Purchase Agreement, Employment
Agreement, and recited in this Agreement is sufficient and adequate to compensate Seller for agreeing to each of the restrictions contained in this Agreement. However, in the event that any portion of this Agreement shall be determined by any court of competent jurisdiction to be unenforceable, including by reason of its being extended over too great a period of time or too large a geographic area or over too great a range of activities, it shall be interpreted to extend only over the maximum period of time, geographic area or range of activities as to which it may be enforceable. Each provision and part of a provision of this Agreement shall be deemed a separate and severable covenant. It is the desire and intent of the Parties that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which such enforcement is sought. Accordingly, a court of competent jurisdiction is directed to modify any provision to the extent necessary to render such provision enforceable, and if such cannot be lawfully done, to sever any such portion of a provision, but only such portion of a provision as necessary to cause the remaining provisions or portions of such provision to be enforceable.

4.     MISCELLANEOUS.

     4.1     Representations  of  Seller.  Seller  represents  and warrants that
             ----------------------------
Seller has read and understands this Agreement and has consulted with legal counsel who has explained all of its terms and provisions and that the agreed upon consideration for the undertakings made by Seller in this Agreement is adequate. Seller acknowledges and agrees that the restrictions on competitive activities and the other undertakings made by Seller in this Agreement will adversely affect such Seller's ability to obtain future business and to engage in other pursuits and that Seller nonetheless intends to be bound by all of the restrictions, undertakings and other obligations required in this Agreement.

     4.2     Amendments and Waiver. No amendment, waiver or consent with respect
             ----------------------
to any provision of this Agreement shall in any event be effective unless it is in writing and signed by the Parties, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Any Party's lack of enforcement of any provision of this Agreement shall not be construed as a waiver, and the nonbreaching Party may elect to enforce any such provision at any time in the event of a past, repeated or continuing breach. The rights and remedies in this Agreement are the exclusive rights and remedies that the Parties may have upon a breach of this Agreement.

     4.3     Notices.  All notices or other communications required or permitted
             --------
under this Agreement shall be in writing and will be deemed to have been duly given when (a) delivered by hand, (b) sent by facsimile, provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight courier service (receipt requested), in each case to the appropriate addresses and fax numbers set forth below (or to such other addresses and fax numbers as a party may designate by notice to the other parties):

SELLER:                             COMPANY:

Troy Crochet                        CROCHET & BOREL SERVICES, INC.
202 Castle Circle
Port Neches, Texas 77651            --------------------------------------

                                    --------------------------------------
With a copy to:                     Attn: Chairman of the Board

Orgain Bell & Tucker, L.L.P.        With copies to:
470 Orleans
Beaumont, Texas 77701               CHARYS HOLDING COMPANY, INC.
Fax No.:    (409) 838-6959          1117 Perimeter Center West, Suite N415
                                    Atlanta, Georgia 30338
Attention: John Creighton, III and  Attention : Billy V. Ray, Jr.,
           Brian A. Mills           Chief Executive Officer

                                    and

                                    Paul, Hastings, Janofsky & Walker, LLP
                                    600 Peachtree Street N.E., Suite 2400
                                    Atlanta, Georgia 30308-2222
                                    Fax No: (404) 815-2424
                                    Attention: Wayne Bradley

          Either Party may change its address for receiving notice by giving written notice to the other Party in the manner provided in this Section 4.3.

     4.4     Governing Law.  This Agreement shall be governed by, and construed,
             --------------
enforced and interpreted in accordance with, the substantive laws (without regard to its conflicts of laws provisions) of the State of Texas.

     4.5     Successors  and  Assigns.  This  Agreement,  and  the  rights  and
             -------------------------
obligations of the Parties, shall inure to the benefit of and be binding on the Parties and their respective successors and assigns. Seller not may assign any rights, benefits, duties or obligations under this Agreement.

     4.6     Entire  Agreement. This Agreement, the Stock Purchase Agreement and
             ------------------
the documents referred to therein, and the Employment Agreement express the entire agreement and understanding between the Parties with respect to the subject matter hereof, and all promises, representations, understandings, arrangements and prior agreements are merged herein and therein and superseded hereby and thereby.

     4.7     Rules  of  Construction. The term "including" shall mean "including
             ------------------------
without limitation." The term "person" shall be broadly construed to mean any individual, trust, partnership, corporation, limited liability company, organization, joint venture or any other entity or body of any nature. The Article, Section and other headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     4.8     Expenses.  Each  Party  shall  pay  its  own  costs and expenses in
             ---------
connection  with  the  transactions  contemplated  by  this  Agreement.

     4.9     Counterparts.  This  Agreement  may  be  executed  in  multiple
             -------------
counterparts, each of which shall for all purposes be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:                                SELLER:

CROCHET & BOREL SERVICES, INC.

By:
   ---------------------------------    ------------------------------
                                        Troy Crochet
Name:
     -------------------------------

Title: Chairman of the Board


                   SIGNATURE PAGE TO NON-COMPETITION AGREEMENT

                                    EXHIBIT D
                                    ---------

                              EMPLOYMENT AGREEMENT

                              EMPLOYMENT  AGREEMENT
                              ---------------------

          I, Troy Crochet, agree to the terms and conditions of employment with Crochet & Borel Services, Inc., a Texas corporation ("Company"), set forth in
                                                         -------
this  Employment  Agreement  ("Agreement").  All capitalized terms not otherwise
                               ---------
defined herein shall have the meaning given to them in the Stock Purchase Agreement, dated as of June 5, 2006, among Company, Charys Holding Company, Inc. ("Charys"), and Troy Crochet (the "Stock Purchase Agreement").
  ------                                --------------------------

          1.     TERM  OF  EMPLOYMENT.  My employment under this Agreement shall
commence  on       , 2006 ("Effective Date") and end on the third anniversary of
             ------         --------------
the  Effective  Date  ("Expiration  Date"),  or  such  earlier  date on which my
                        ----------------
employment is terminated under Section 5 of this Agreement, provided that if neither party provides notice of termination to the other party not later than 90 days prior to the Expiration Date or the expiration date of any subsequent term, this Agreement shall automatically extend for an additional one year term. If the Company continues to employ me beyond the Expiration Date without entering into a written agreement extending the term of this Agreement, except as provided in a new written employment agreement between the Company and me, all obligations and rights under this Agreement shall prospectively lapse as of the Expiration Date, except the Company's ongoing indemnification obligation under Section 4(g), my confidentiality and other obligations under Section 6, and our mutual arbitration obligations under Section 8, and I thereafter shall be an at-will employee of the Company.

          2. NATURE OF DUTIES. I shall be the Company's President. As such, I shall work exclusively for the Company and shall have all of the customary powers and duties associated with that position. I agree that the Company may alter my duties from time to time. I shall devote my full business time and effort to the performance of my duties for the Company, which I shall perform faithfully and to the best of my ability. I shall be subject to the Company's policies, procedures and approval practices, as generally in effect from time to time. Notwithstanding the foregoing or any other provision of this Agreement, it shall not be a breach or violation of this Agreement for me to (i) serve on corporate (subject to approval of the Board), civic or charitable boards or committees, (ii) deliver lectures, fulfill speaking engagements or teach at educational institutions, or (iii) manage personal investments, so long as such activities do not significantly interfere with or significantly detract from the performance of my responsibilities to the Company in accordance with this agreement.

          3. PLACE OF PERFORMANCE. I shall be based at the Company's headquarters in Port Neches, Texas, except for required travel on the Company's business.

          4.     COMPENSATION  AND  RELATED  MATTERS.

               (a)     BASE  SALARY.  $250,000

               (b)     BONUS.   As  determined  by the board of directors of the
Company.

               (c)     AUTOMOBILE  ALLOWANCE.   The  Company  shall  provide  an
automobile, or shall provide to me an automobile allowance equal to $1,000 per month.

               (d) STANDARD BENEFITS. During my employment, I shall be entitled to continue to participate in all employee benefit plans and programs,
including paid vacations, that are provided by the Company as of       , 2006 in
                                                                 ------
accordance  with  the  terms  of  those  plans  and programs and applicable law.

               (e) 401(k). During my employment, I shall be entitled to continue to participate in the Company's 401(k) plan, in accordance with the terms of that plan and applicable law.

               (f) INDEMNIFICATION. The Company shall extend to me the same indemnification arrangements as are generally provided to other similarly situated Company executives, including after termination of my employment.

               (g) EXPENSES. I shall be entitled to receive prompt reimbursement for all reasonable and customary travel and business expenses I incur in connection with my employment, but I must incur and account for those expenses in accordance with the policies and procedures established by the Company.

               (h) SARBANES-OXLEY ACT LOAN PROHIBITION. To the extent that any Company benefit, program, practice, arrangement, or this Agreement would or might otherwise result in my receipt of an illegal loan ("Loan"), the Company
                                                             ----
shall use reasonable efforts to provide me with a substitute for the Loan that is lawful and of at least equal value to me. If this cannot be done, or if doing so would be significantly more expensive to the Company than making the Loan, the Company need not make the Loan to me or provide me substitute for it.

          5.     TERMINATION.

               (a) RIGHTS AND DUTIES. If my employment is terminated, I shall be entitled to the amounts or benefits shown on the applicable row of the following table, subject to the balance of this Section 5. The Company and I shall have no further obligations to each other, except the Company's ongoing indemnification obligation under Section 4(g), my confidentiality and other obligations under Section 6, and our mutual arbitration obligations under
Section 8, or as set forth in any written agreement I subsequently enter into with the Company.

-------------------------------------------------------------------------------
DISCHARGE    Payment or provision when due of (1) any unpaid base salary,
FOR CAUSE    expense reimbursements, and vacation days accrued prior to termination of employment, and (2) other unpaid vested amounts or benefits under Company compensation, incentive, and benefit plans.
-----------  ------------------------------------------------------------------
DISABILITY   Same as for "Discharge for Cause" EXCEPT that i also shall be potentially eligible for disability benefits under any Company-
             provided disability plan in which I then participate.
-----------  ------------------------------------------------------------------
DISCHARGE    Same as for "Discharge for Cause" EXCEPT that, in exchange for
OTHER THAN   my execution of a release in accordance with this section, my base
FOR CAUSE    salary, but not my employment, shall continue through the
OR           Agreement's Expiration Date, or for 12 weeks, whichever comes
DISABILITY   first.
-----------  ------------------------------------------------------------------
RESIGNATION  Same as for "Discharge for Cause."
-----------  ------------------------------------------------------------------
DEATH        Same as for "Discharge for Cause" EXCEPT that payments shall be made to the person or entity prescribed by Company policies.
-----------  ------------------------------------------------------------------
EXPIRATION
OF           Same as for "Discharge for Cause."
AGREEMENT
-------------------------------------------------------------------------------

               (B) DISCHARGE FOR CAUSE, The Company may terminate my employment at any time if it believes in good faith that it has Cause to terminate me. "Cause" shall include, but not be limited to:
                 -----

                    (i) my refusal to follow the Company's lawful directions or my material failure to perform my duties (other than by reason of physical or mental illness, injury, or condition), in either case, after I have been given notice of my default and a reasonable opportunity to cure my default;

                    (ii) my material failure to comply with Company policies;

                    (iii) my engaging in conduct that is or may be unlawful or disreputable, to the possible detriment of the Company and its subsidiaries and affiliates, and their predecessors and successors ("Group"), or my own
                                                              -----
reputation;

                    (iv) my seeking, exploring, or accepting a position with another business enterprise or venture without the Company's written consent at any time more than 90 days before the Expiration Date; or

                    (v) my engaging in activities on behalf of an enterprise which competes or plans to compete with the Company or any of its subsidiaries or affiliates.

If my employment ends for any reason other than discharge by the Company for Cause, but at a time when the Company had Cause to terminate me (or would have had Cause if it then knew all relevant facts), my termination shall be treated as a discharge by the Company for Cause.

               (c)     TERMINATION  FOR  DISABILITY.    Except  as prohibited by
applicable law, the Company may terminate my employment on account of Disability, or may transfer me to inactive employment status, which shall have the same effect under this Agreement as a termination for Disability. "Disability" means a physical or mental illness, injury, or condition that
 ----------
prevents me from performing my duties, as determined under Company policies relating to disability applicable to me and other similarly situated employees.

               (d) DISCHARGE OTHER THAN FOR CAUSE OR DISABILITY. The Company may terminate my employment at any time for any reason, and without advance notice. If I am terminated by the Company other than for Cause under Section 5(b) or for Disability under Section 5(c), I will only receive the special benefits provided for a non-Cause discharge under Section 5(a) if I sign a general release form furnished to me by the Company (which may include any provision customary in formal settlement agreements and general releases, including such things as my release of the Company and all conceivably related persons or entities ("affiliates") from all known and unknown claims, my covenant never in the future to pursue any released claim, my promise never to seek employment with the Company or any affiliate in the future, my promise not to solicit current or former customers, employees, suppliers or, to the fullest extent lawful, engage in business activities that compete with the Company or any affiliate, or disclose or use any of their proprietary or trade secret information) within 60 days after my employment ends (or within 60 days after an arbitrator determines that I am entitled to such payments if I sign the general release) and I do not thereafter properly revoke the release.

               (e) RESIGNATION. I promise not to resign my employment before the Expiration Date without giving the Company at least 30 days advance written notice. If I resign, the Company may accept my resignation effective on the date set forth in my notice or any earlier date. If I resign, I shall nevertheless remain employed under this Agreement except to the extent the Company elects to cancel it.

               (f) DEATH. If I die while employed under this Agreement, the payments required by Section 5(a) in the event of my death shall be made.

               (g) TRANSFERS TO GROUP MEMBER. My transfer to another member of the Group shall not be deemed a termination of my employment under this Agreement if it assumes this Agreement.

               (h) DISPUTES UNDER THIS SECTION. All disputes relating to this Agreement, including disputes relating to this section, shall be resolved by final and binding arbitration under Section 8. For example, if the Company and I disagree as to whether the Company had Cause to terminate my employment, we will resolve the dispute through arbitration; the arbitrator will decide whether the Company had Cause to terminate me.

               (i) AMOUNTS OWED TO THE COMPANY. Any amounts payable to me under this section shall first be applied to repay any amounts I owe the Company.

          6. CONFIDENTIALITY. I acknowledge that as an integral part of the Company's business, the Company has developed, and will develop, at a considerable investment of time and expense, marketing and business plans and strategies, procedures, methods of operation and marketing, financial data, lists of actual and potential customers and suppliers, and independent sales representatives and related data, technical procedures, engineering and product specifications, plans for development and expansion, and other confidential and sensitive information, and I acknowledge that the Company has a legitimate business interest in protecting the confidentiality of such information. I acknowledge that I will be entrusted with such information as well as confidential information belonging to customers, suppliers, and other third parties.

               (a) "TRADE SECRETS" are defined as information, regardless of form, belonging to the Company, licensed by it, or disclosed to it on a confidential basis by its customers, suppliers, or other third parties, including, but not limited to, technical or nontechnical data, formulae, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, product plans, or lists of actual or potential customers or suppliers which are not commonly known by or available to the public and which information: (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

               (b) "CONFIDENTIAL INFORMATION" is defined as information, regardless of form, belonging to the Company, licensed by it, or disclosed to it on a confidential basis by its customers, suppliers, or other third parties, other than Trade Secrets, which is material and valuable to the Company and not generally known by the public.

               (C) PROMISE NOT TO DISCLOSE. I promise never to use or disclose any Trade Secret before it has become generally known within the relevant industry through no fault of my own. I agree that this promise shall never expire. I further promise that, while this Agreement is in effect and for 2 years after its termination, I will not, without the prior written approval of the Company, disclose any Confidential Information before it has become generally known within the relevant industry through no fault of my own.

               (d) PROMISE NOT TO SOLICIT. To prevent me from inevitably breaking this promise, I further agree that, while this Agreement is in effect and for 24 months after its termination: (1) as to any customer or supplier of the Group with whom I had dealings or about whom I acquired proprietary information during my employment, I will not solicit or attempt to solicit (or assist others to solicit) the customer or supplier to do business with any person or entity other than the Group; and (2) I will not solicit or attempt to solicit (or assist others to solicit) for employment any person who is, or within the preceding 12 months was, an officer, manager, employee, or consultant of the Group.

               (e) PROMISE NOT TO ENGAGE IN CERTAIN EMPLOYMENT. I agree that, while this Agreement is in effect and for 24 months after its termination, I will not accept any employment or engage in any activity, without the written consent of the Board if the loyal and complete fulfillment of my duties would inevitably require me to reveal or utilize Trade Secrets or Confidential Information, as reasonably determined by the Board.

               (f) RETURN OF INFORMATION. When my employment with the Company ends, I will promptly deliver to the Company, or, at its written instruction, destroy, all documents, data, drawings, manuals, letters, notes, reports, electronic mail, recordings, and copies thereof, of or pertaining to it or any other Group member in my possession or control. In addition, during my employment with the Company or the Group and thereafter, I agree to meet with Company personnel and, based on knowledge or insights I gained during my employment with the Company and the Group, answer any question they may have related to the Company or the Group.

               (g) PROMISE TO DISCUSS PROPOSED ACTIONS IN ADVANCE. To prevent the inevitable use or disclosure of Trade Secrets or Confidential
Information, I promise that, before I disclose or use Trade Secrets or Confidential Information and before I commence employment, solicitations, or any other activity that could possibly violate the promises I have just made, I will discuss my proposed actions with an attorney for the Company, who will advise me in writing whether my proposed actions would violate these promises.

               (h) INTELLECTUAL PROPERTY. Intellectual property (including such things as all ideas, concepts, inventions, plans, developments, software, data, configurations, materials (whether written or machine-readable), designs, drawings, illustrations, and photographs, that may be protectable, in whole or in part, under any patent, copyright, trademark, trade secret, or other intellectual property law), developed, created, conceived, made, or reduced to practice during my Company employment (except intellectual property that has no relation to the Group or any Group customer that I developed, purely on my own time and at my own expense), shall be the sole and exclusive property of the Company, and I hereby assign all my rights, title, and interest in any such intellectual property to the Company.

               (i) EXECUTION OF INNOVATION AGREEMENT. I agree to the terms of the Company's Assignment of Inventions agreement, which is attached to this Agreement as Schedule 1, and I promise to execute it contemporaneously with this
             ----------
Agreement.

               (j) ENFORCEMENT OF THIS SECTION. This section shall survive the termination of this Agreement for any reason. I acknowledge that (a) my services are of a special, unique, and extraordinary character and it would be very difficult or impossible to replace them, (b) this section's terms are reasonable and necessary to protect the Company's legitimate interests, (c) this section's restrictions will not prevent me from earning or seeking a livelihood,
(d) this section's restrictions shall apply wherever permitted by law, and (e) my violation of any of this section's terms would irreparably harm the Company. Accordingly, I agree that, if I violate any of the provisions of this section, the Company or any Group member shall be entitled to, in addition to other remedies available to it, an injunction to be issued by any court of competent jurisdiction restraining me from committing or continuing any such violation, without the need to prove the inadequacy of money damages or post any bond or for any other undertaking.

          7.     NOTICE.

               (a) TO THE COMPANY. I will send all communications to the Company in writing, addressed as follows (or in any other manner the Company notifies me to use):

          If  Mailed:  Crochet  &  Borel  Services,  Inc.

               ----------------------------------------

               ----------------------------------------
               Attention:  Chairman  of  the  Board

          With  a  copy  to:

                    Charys Holding Company, Inc.
                    1117 Perimeter Center West, Suite N 415
                    Atlanta, Georgia  30338
                    Attention: Billy V. Ray, Jr., Chief Executive Officer

               (b) TO ME. All communications from the Company to me relating to this Agreement must be sent to me in writing as follows (or in any other manner that I notify the Company) at my Company office or in any other manner I notify the Company to use.

If  mailed:                             Troy Crochet
                                        202 Castle Circle
                                        Port Neches, Texas,  77651
                                        Facsimile:

With  a  copy  to:                      Orgain, Bell & Tucker, L.L.P.
                                        470 Orleans
                                        Beaumont, Texas  77701
                                        Attention:  John Creighton III and
                                                    Brian A. Mills
                                        Telephone:  (409) 838-6412
                                        Facsimile:  (409) 838-6959

               (c) TIME NOTICE DEEMED GIVEN. Notice shall be deemed to have been given when delivered or, if earlier (1) when mailed by United States certified or registered mail, return receipt requested, postage prepaid, or
(2) faxed with confirmation of delivery, in either case, addressed as required in this section.

          8. ARBITRATION OF DISPUTES. All disputes between the Company and me are to be resolved by final and binding arbitration in accordance with the separate Arbitration Agreement attached as Schedule 2 to this Agreement. This
                                            ----------
section  shall  remain  in  effect  after  the  termination  of  this Agreement.

          9. GOLDEN PARACHUTE LIMITATION. I agree that my payments and benefits under this Agreement and all other contracts, arrangements, or programs shall not, in the aggregate, exceed the maximum amount that may be paid to me without triggering golden parachute penalties under Section 280G and related provisions of the Internal Revenue Code, as determined in good faith by the Company's independent auditors. If any benefits must be cut back to avoid triggering such penalties, my benefits shall be cut back in the priority order designated by the Company. If an amount in excess of the limit set forth in this section is paid to me, I will repay the excess amount to the Company upon demand, with interest at the rate provided for in Internal Revenue Code Section 1274(b)(2)(B). The Company and I agree to cooperate with each other in connection with any administrative or judicial proceedings concerning the existence or amount of golden parachute penalties with respect to payments or benefits I receive.

          10. AMENDMENT. No provisions of this Agreement may be modified, waived, or discharged except by a written document signed by a duly authorized Company officer and me. Thus, for example, promotions, commendations, and/or bonuses shall not, by themselves, modify, amend, or extend this Agreement. A waiver of any conditions or provisions of this Agreement in a given instance shall not be deemed a waiver of such conditions or provisions at any other time.

          11. INTERPRETATION; EXCLUSIVE FORUM. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Texas (excluding any that mandate the use of another jurisdiction's laws). Any litigation, arbitration, or similar proceeding with respect to such matters only may be brought within that state, and all parties to this Agreement consent to that state's jurisdiction and agree that venue anywhere in that state would be proper.

          12. SUCCESSORS. This Agreement shall be binding upon, and shall inure to the benefit of, me and my estate, but I may not assign or pledge this Agreement or any rights arising under it, except to the extent permitted under the terms of the benefit plans in which I participate. Without my consent, the Company may assign this Agreement to any affiliate or successor that agrees in writing to be bound by this Agreement, after which any reference to the "Company" in this Agreement shall be deemed to be a reference to the affiliate or successor, and the Company thereafter shall have no further primary, secondary or other responsibilities or liabilities under this Agreement of any kind.

          13. TAXES. The Company shall withhold taxes from payments it makes pursuant to this Agreement as it determines to be required by applicable law.

          14. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect. In the event that a court of competent jurisdiction determines that any provision of this Agreement is invalid or more restrictive than permitted under the governing law of such jurisdiction, then only as to enforcement of this Agreement within the jurisdiction of such court, such provision shall be interpreted and enforced as if it provided for the maximum restriction permitted under such governing law.

          15. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall for all purposes be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

          16. ENTIRE AGREEMENT. All oral or written agreements or representations, express or implied, with respect to the subject matter of this Agreement are set forth in this Agreement. However, this Agreement does not override other written agreements I have executed relating to specific aspects of my employment, such as conflicts of interest.

          17. FORMER EMPLOYERS. I am not subject to any employment, confidentiality, or other agreement or restriction that would prevent me from fully satisfying my duties under this Agreement or that would be violated if I did so. Without the Company's prior written approval, I promise I will not:

               (a) disclose proprietary information belonging to a former employer or other entity without its written permission;

               (b) contact any former employer's customers or employees to solicit their business or employment on behalf of the Group; or

               (c) distribute announcements about or otherwise publicize my employment with the Group.

I will indemnify and hold the Company harmless from any liabilities, including defense costs, it may incur because I am alleged to have broken any of these promises or improperly revealed or used such proprietary information or to have threatened to do so, or if a former employer challenges my entering into this Agreement or rendering services pursuant to it.

          18. DEPARTMENT OF HOMELAND SECURITY VERIFICATION REQUIREMENT. If I have not already done so, I agree to timely file all documents required by the Department of Homeland Security to verify my identity and my lawful employment in the United States. Notwithstanding any other provision of this Agreement, if I fail to meet any such requirements promptly after receiving a written request from the Company to do so, I agree that my employment shall terminate immediately and that I shall not be entitled to any compensation from the Company of any type.

                            [SIGNATURE PAGE FOLLOWS]

--------------------------------------------------------------------------------
I ACKNOWLEDGE THAT ALL UNDERSTANDINGS AND AGREEMENTS BETWEEN THE COMPANY AND ME RELATING TO THE SUBJECTS COVERED IN THIS AGREEMENT ARE CONTAINED IN IT AND THAT I HAVE ENTERED INTO THIS AGREEMENT VOLUNTARILY AND NOT IN RELIANCE ON ANY PROMISES OR REPRESENTATIONS BY THE COMPANY OTHER THAN THOSE CONTAINED IN THIS AGREEMENT ITSELF.

I UNDERSTAND THAT PAUL, HASTINGS, JANOFSKY & WALKER LLP (PHJ&W) REPRESENTED THE COMPANY, NOT ME, IN NEGOTIATING THIS CONTRACT; I WAS REPRESENTED BY SEPARATE COUNSEL. TO THE EXTENT PHJ&W HAS REPRESENTED ME, IS REPRESENTING ME, OR REPRESENTS ME IN THE FUTURE, I IRREVOCABLY WAIVE ANY CONFLICT OF INTEREST
OBJECTIONS I MAY HAVE TO ITS REPRESENTATION OF THE COMPANY AS TO ANY MATTERS RELATING TO MY EMPLOYMENT BY THE COMPANY, INCLUDING THE NEGOTIATION OF THIS CONTRACT.

I FURTHER ACKNOWLEDGE THAT I HAVE CAREFULLY READ THIS AGREEMENT, THAT I UNDERSTAND ALL OF IT, AND THAT I HAVE BEEN GIVEN THE OPPORTUNITY TO DISCUSS THIS AGREEMENT, TOGETHER WITH ALL ATTACHED SCHEDULES AND EXHIBITS, WITH MY PRIVATE LEGAL COUNSEL AND HAVE AVAILED MYSELF OF THAT OPPORTUNITY TO THE EXTENT I WISHED TO DO SO. I UNDERSTAND THAT BY SIGNING THIS AGREEMENT I AM GIVING UP MY RIGHT TO A JURY TRIAL.
--------------------------------------------------------------------------------


Date:                                   CROCHET & BOREL SERVICES, INC.
      -------------------
                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:  Chairman of the Board
Date:
      -------------------
                                        TROY CROCHET


                                        ----------------------------------------

                                   Schedule 1
                                   ----------

                           ASSIGNMENT  OF  INVENTIONS
                           --------------------------

1. I will promptly disclose in writing to the Company all Inventions. For purposes of this Agreement, "Invention" shall mean any discovery, whether or not
                             ---------
patentable, as well as improvements thereto, which is conceived or first practiced by me, alone or in a joint effort with others, whether prior to or following execution of this Agreement, which: (i) may be reasonably expected to be used in a product of the Company; (ii) results from work that I have been assigned as part of my duties as an employee of the Company; (iii) is in an area of technology which is the same as or substantially related to the areas of technology with which I am involved; (iv) is useful, or which the Company reasonably expects may be useful, in any manufacturing or product design process of the Company; or (v) utilizes any Confidential Information.

2. All Inventions developed while employed by the Company in the scope of such my employment and duties belong to and are the sole property of the Company and will be subject to this Agreement, I assign to the Company all right, title, and interest I may have or may acquire in and to all Inventions. I shall sign and deliver to the Company (during and after employment) any other documents that the Company considers reasonably necessary to provide evidence of (i) the assignment of all of my rights, if any, in any Inventions and (ii) the Company's ownership of such Inventions.

3. I will assist the Company in applying for, prosecuting, obtaining, or enforcing any patent, copyright, or other right or protection relating to any Invention, all at the Company's expense but without consideration to me in excess of my salary or wages. If the Company requires any assistance after termination of my employment, I will be compensated for time actually spent in providing that assistance at an hourly rate equivalent to my salary or wages during the last period of employment with the Company.

4. If the Company is unable to secure my signature on any document necessary to apply for, prosecute, obtain, or enforce any patent, copyright, or other right or protection relating to any Invention, whether due to my mental or physical incapacity or any other cause, I hereby irrevocably designate and appoint the Company and each of its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf to execute and file any such document and to do all other lawfully permitted acts to further the prosecution, issuance, and enforcement of patents, copyrights, or other rights or protections, with the same force and effect as if executed and delivered by me.

                            [SIGNATURE PAGE FOLLOWS]

EMPLOYEE:                         CROCHET & BOREL SERVICES. INC.


------------------------------    ----------------------------------------------
Signature of Employee             Signature of Authorized Company Representative

Troy Crochet                      Chairman of the Board
------------------------------    ----------------------------------------------
Print Name of Employee            Title of Representative

------------------------------    ----------------------------------------------
Date                              Date


              SIGNATURE PAGE TO ASSIGNMENT OF INVENTIONS AGREEMENT

                                   Schedule 2
                                   ----------

                      MUTUAL AGREEMENT TO ARBITRATE CLAIMS
                      ------------------------------------

          I recognize that differences may arise between the Company and me during or following my employment with the Company, and that those differences may or may not be related to my employment. I understand and agree that by entering into this Mutual Agreement to Arbitrate Claims ("Agreement"), I
                                                                  ---------
anticipate gaining the benefits of a speedy, impartial, final and binding dispute-resolution procedure.

          Except as provided in this Agreement, the Federal Arbitration Act shall govern the interpretation, enforcement and all proceedings pursuant to this Agreement. To the extent that the Federal Arbitration Act is inapplicable, or held not to require arbitration of a particular claim or claims, state law pertaining to agreements to arbitrate shall apply.

Claims  Covered  by  the  Agreement
-----------------------------------

          The Company and I mutually consent to the resolution by arbitration of all claims or controversies ("claims"), past, present or future, whether or not arising out of my employment (or its termination), that the Company may have against me or that I may have against any of the following (1) the Company, (2) its officers, directors, employees or agents in their capacity as such or otherwise, (3) the Company's parent, subsidiary and affiliated entities, (4) the Company's benefit plans or the plans' sponsors, fiduciaries, administrators, affiliates and agents, and/or (5) all successors and assigns of any of them.

          The only claims that are arbitrable are those that, in the absence of this Agreement, would have been justiciable under applicable state or federal law. The claims covered by this Agreement include, but are not limited to: claims for wages or other compensation due; claims for breach of any contract or covenant (express or implied); tort claims; claims for discrimination
(including, but not limited to, race, sex, sexual orientation, religion, national origin, age, marital status, physical or mental disability or handicap, or medical condition); claims for benefits (except claims under an I benefit or pension plan that either (1) specifies that its claims procedure shall culminate in an arbitration procedure different from this one, or (2) is underwritten by a commercial insurer which decides claims); and claims for violation of any federal, state, or other governmental law, statute, regulation, or ordinance, except claims excluded in the section of this Agreement entitled "Claims Not Covered By The Agreement."

          Except as otherwise provided in this Agreement, both the Company and I agree that neither of us shall initiate or prosecute any lawsuit or administrative action (other than an administrative charge of discrimination to the Equal Employment Opportunity Commission, California Department of Fair Employment and Housing or similar fair employment practices agency, or an administrative charge within the jurisdiction of the National Labor Relations Board), in any way related to any claim covered by this Agreement.

Claims  Not  Covered  by  the  Agreement
----------------------------------------

          Claims for workers' compensation or unemployment compensation benefits are not covered by this Agreement.

          Also not covered are claims by the Company or by me for temporary restraining orders or preliminary injunctions ("temporary equitable relief) in cases in which such temporary equitable relief would be otherwise authorized by law. Such resort to temporary equitable relief shall be pending and in aid of arbitration only, and in such cases the trial on the merits of the action will occur in front of, and will be decided by, the Arbitrator, who will have the same ability to order legal or equitable remedies as could a court of general jurisdiction.

Time  Limits  for  Commencing  Arbitration  and  Required  Notice  of All Claims
--------------------------------------------------------------------------------

          The Company and I agree that the aggrieved party must give written notice of any claim to the other party no later than the expiration of the statute of limitations (deadline for filing) that the law prescribes for the claim. Otherwise, the claim shall be void and deemed waived. I understand that the aggrieved party is encouraged to give written notice of any claim as soon as possible after the event or events in dispute so that arbitration of any differences may take place promptly.

          Written notice to the Company, or its officers, directors, employees or agents, shall be sent to the Company's chief operating officer or chief legal officer or person with similar authority at the Company's then-current address. I will be given written notice at the last address recorded in my personnel file.

          The written notice shall identify and describe the nature of all claims asserted, the facts upon which such claims are based and the relief or remedy sought. The notice shall be sent to the other party by certified or registered mail, return receipt requested.

Representation
--------------

          Any party may be represented by an attorney or other representative selected by the party.

Discovery
---------

          Each party shall have the right to take depositions of up to 10 fact witnesses and any expert witness designated by another party. Each party also shall have the right to make requests for production of documents to any party and to subpoena documents from third parties. Requests for additional discovery may be made to the Arbitrator selected pursuant to this Agreement. The Arbitrator may grant an order for such requested additional discovery if the Arbitrator finds that the party requires it to adequately arbitrate a claim, taking into account the parties' mutual desire to have a fast, cost-effective dispute resolution mechanism.

Designation  of  Witnesses
--------------------------

          At least 30 days before the arbitration, the parties must exchange lists of witnesses, including any experts, and copies of all exhibits intended to be used at the arbitration.

Subpoenas
---------

          Each party shall have the right to subpoena witnesses and documents for the arbitration as well as documents relevant to the case from third parties.

Arbitration  Procedures
-----------------------

          The  arbitration  will  be  held  under  the  auspices of a sponsoring organization,  either  the  American Arbitration Association ("AAA") or Judicial
                                                               ---
Arbitration & Mediation Services, with the designation of the sponsoring organization to be made by the party who did not initiate the claim.

          The Company and I agree that, except as provided in this Agreement, the arbitration shall be in accordance with the sponsoring organization's then-current employment arbitration rules/procedures. The Arbitrator shall be either a retired judge, or an attorney who is experienced in employment law and licensed to practice law in the state in which the arbitration is convened (the "Arbitrator"). The arbitration shall take place in or near the city in which I
 ----------
am  or  was  last  employed  by  the  Company.

          The Arbitrator shall be selected as follows. The sponsoring organization shall give each party a list of eleven (11) arbitrators drawn from its panel of employment dispute arbitrators. Each party shall have ten (10) calendar days from the postmark date on the list to strike all names on the list it deems unacceptable. If only one common name remains on the lists of all parties, that individual shall be designated as the Arbitrator. If more than one common name remains on the lists of all parties, the parties shall strike names alternately from the list of common names until only one remains. The party who did not initiate the claim shall strike first. If no common name exists on the lists of all parties, the sponsoring organization shall furnish an additional list of eleven (11) arbitrators from which the parties shall strike alternately, with the party initiating the claim striking first, until only one name remains. That person shall be designated as the Arbitrator.

          The Arbitrator shall apply the substantive law (and the law of remedies, if applicable) of the state in which the claim arose, or federal law, or both, as applicable to the claim(s) asserted. The Arbitrator is without jurisdiction to apply any different substantive law or law of remedies. The Federal Rules of Evidence shall apply. The Arbitrator shall have exclusive authority to resolve any dispute relating to the interpretation, applicability, enforceability or formation of this Agreement, including but not limited to any claim that all or any part of this Agreement is void or voidable. The arbitration shall be final and binding upon the parties, except as provided in this Agreement.

          The Arbitrator shall have jurisdiction to hear and rule on pre-hearing disputes and is authorized to hold pre-hearing conferences by telephone or in person, as the Arbitrator deems advisable. The Arbitrator shall have the authority to entertain a motion to dismiss and/or a motion for summary judgment by any party and shall apply the standards governing such motions under the Federal Rules of Civil Procedure.

          Either party, at its expense, may arrange for and pay the cost of a court reporter to provide a stenographic record of proceedings.

          Should any party refuse or neglect to appear for, or participate in, the arbitration hearing, the Arbitrator shall have the authority to decide the dispute based upon whatever evidence is presented,

          Either party, upon request at the close of hearing, shall be given leave to file a post-hearing brief. The time for filing such a brief shall be set by the Arbitrator.

          The Arbitrator shall render an award and written opinion in the form typically rendered in labor arbitrations no later than thirty (30) days from the date the arbitration hearing concludes or the post-hearing briefs (if requested) are received, whichever is later. The opinion shall include the factual and legal basis for the award.

          Either party shall have the right, within twenty (20) days of issuance of the Arbitrator's opinion, to file with the Arbitrator a motion to reconsider (accompanied by a supporting brief), and the other party shall have twenty (20) days from the date of the motion to respond. The Arbitrator thereupon shall reconsider the issues raised by the motion and, promptly, either confirm or change the decision, which (except as provided by law) shall then be final and conclusive upon the parties.

Arbitration  Fees  and  Costs
-----------------------------

          The Company will be responsible for paying any filing fee and the fees and costs of the Arbitrator; provided, however, that if I am the party initiating the claim, I will contribute an amount equal to the filing fee to initiate a claim in the court of general jurisdiction in the state in which I am (or was last) employed by the Company. Each party shall pay for its own costs and attorneys' fees, if any. However, if any party prevails on a statutory claim which affords the prevailing party attorneys' fees and costs, or if there is a written agreement providing for attorneys' fees and/or costs, the Arbitrator may award reasonable attorneys' fees and/or costs to the prevailing party, applying the same standards a court would apply under the law applicable to the claim(s).

Judicial  Review
----------------

          Either party may bring an action in any court of competent jurisdiction to compel arbitration under this Agreement and to enforce an arbitration award.

Interstate  Commerce
--------------------

          I understand and agree that the Company is engaged in transactions involving interstate commerce.

Requirements  for  Modification  or  Revocation
-----------------------------------------------

          This Agreement to arbitrate shall survive the termination of my employment and the expiration of any benefit plan. It can only be revoked or modified by a writing signed by both the Company's Chief Executive Officer and me which specifically states an intent to revoke or modify this Agreement.

Sole  and  Entire  Agreement
----------------------------

          This is the complete agreement of the parties on the subject of arbitration of disputes (except for any arbitration agreement in connection with any pension or benefit plan). This Agreement supersedes any prior or contemporaneous oral or written understandings on the subject. No party is relying on any representations, oral or written, on the subject of the effect, enforceability or meaning of this Agreement, except as specifically set forth in this Agreement.

Construction
------------

          If any provision of this Agreement is adjudged to be void or otherwise unenforceable, in whole or in part, such adjudication shall not affect the validity of the remainder of the Agreement. All other provisions shall remain in full force and effect.

Consideration
-------------

          The promises by the Company and by me to arbitrate differences, rather than litigate them before courts or other bodies, provide consideration for each other.

Not  an  Employment  Agreement
------------------------------

          This Agreement is not, and shall not be construed to create, any contract of employment, express or implied. Nor does this Agreement in any way alter the "at-will" status of my employment,

Voluntary  Agreement
--------------------

          I ACKNOWLEDGE THAT I HAVE CAREFULLY READ THIS AGREEMENT, THAT I UNDERSTAND ITS TERMS, THAT ALL UNDERSTANDINGS AND AGREEMENTS BETWEEN THE COMPANY AND ME RELATING TO THE SUBJECTS COVERED IN THE AGREEMENT ARE CONTAINED IN IT, AND THAT I HAVE ENTERED INTO THE AGREEMENT VOLUNTARILY AND NOT IN RELIANCE ON ANY PROMISES OR REPRESENTATIONS BY THE COMPANY OTHER THAN THOSE CONTAINED IN THIS AGREEMENT ITSELF.

          I UNDERSTAND THAT BY SIGNING THIS AGREEMENT I AM GIVING UP MY RIGHT TO A JURY TRIAL.

                                                              Employee initials:

                                                              ------------------

          I FURTHER ACKNOWLEDGE THAT I HAVE BEEN GIVEN THE OPPORTUNITY TO DISCUSS THIS AGREEMENT WITH MY PRIVATE LEGAL COUNSEL AND HAVE AVAILED MYSELF OF THAT OPPORTUNITY TO THE EXTENT I WISH TO DO SO,

EMPLOYEE:                         CROCHET & BOREL SERVICES, INC


------------------------------    ----------------------------------------------
Signature of Employee             Signature of Authorized Company Representative

Troy Crochet                      Chairman of the Board
------------------------------    ----------------------------------------------
Print Name of Employee            Title of Representative

------------------------------    ----------------------------------------------
Date                              Date


             SIGNATURE PAGE TO MUTUAL AGREEMENT TO ARBITRATE CLAIMS

                         INITIAL CLOSING DATE AGREEMENT
                         ------------------------------

     THIS INITIAL CLOSING DATE AGREEMENT (this "Agreement"), dated as of June 5,
                                                ---------
2006, by and among CHARYS HOLDING COMPANY, INC., a Delaware corporation ("Purchaser"), CROCHET & BOREL SERVICES, INC., a Texas corporation (the
  ---------
"Corporation"),  and  TROY  CROCHET,  a  resident  of  the  State of Texas (the
 -----------
"Seller").
 ------

     A. Purchaser, the Corporation and the Seller entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"; all terms not otherwise
                            -------------------------
defined herein have the meaning ascribed thereto in the Stock Purchase Agreement), dated as of June 5, 2006, pursuant to which Purchaser agreed to acquire from Seller, and Seller agreed to sell to the Purchaser, all of the issued and outstanding capital stock of Crochet & Borel Services, Inc. (the "C & B Shares");
 ------------

     B. Pursuant to the terms of the Stock Purchase Agreement, simultaneously with the execution of this Agreement the Initial Closing Date has occurred;

     C. Purchaser, the Corporation and Seller have agreed to consummate the transactions contemplated to occur on the Initial Closing Date, in accordance with the terms of the Stock Purchase Agreement, despite the fact that the Schedules to be delivered to the Purchaser by the Corporation and Seller (the "Remaining Schedules") other than SCHEDULE 2.06(a)(1), SCHEDULE 2,06(a)(2),
 --------------------                 --------------------  -------------------
SCHEDULE  2.06(b),  and  SCHEDULE  6.15 (the "Completed Schedules") have not yet
----------------         --------------       -------------------
been  complete;  and

     D. Purchaser, the Corporation and Seller have agreed that the Corporation and Seller shall deliver the Remaining Schedules on or prior to the Second Closing Date.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Investor hereby agrees as follows:

     1. Purchaser, the Corporation and the Seller hereby agree that the Completed Schedules are correct and complete as of the Initial Closing Date, and shall not be subject to further amendment or modification except in accordance with the terms of the Stock Purchase Agreement.

     2. Purchaser, the Corporation and the Seller hereby agree that the Corporation and the Seller shall deliver the Remaining Schedules on or prior to the Second Closing Date.

     IN WITNESS WHEREOF, the parties have caused this Initial Closing Date Agreement to be duly executed as of day and year first above written.


THE CORPORATION:                           PURCHASER:
CROCHET & BOREL  SERVICES,  INC.           CHARYS HOLDING COMPANY INC.

BY: /s/ Troy Crochet                       BY:
   -----------------------------------        ----------------------------------
NAME:  Troy Crochet, President             NAME: Billy Ray, Jr., Chief Executive
                                                 Officer

SELLER:
TROY CROCHET

BY: /s/ Troy Crochet
   -----------------------------------

                         INITIAL CLOSING BATE AGREEMENT
                         ------------------------------

     THIS INITIAL CLOSING DATE AGREEMENT (this "Agreement"), dated as of June 5,
                                                ---------
2006, by and among CHARYS HOLDING COMPANY, INC., a Delaware corporation ("Purchaser"), CROCHET & BOREL SERVICES, INC., a Texas corporation (the
  ---------
"Corporation"),  and  TROY  CROCHET,  a  resident  of  the  State of Texas (the
 -----------
"Seller").
 ------

     A. Purchaser, the Corporation and the Seller entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"; all terms not otherwise
                            -------------------------
defined herein have the meaning ascribed thereto in the Stock Purchase Agreement), dated as of June 5, 2006, pursuant to which Purchaser agreed to acquire from Seller, and Seller agreed to sell to the Purchaser, all of the issued and outstanding capital stock of Crochet & Borel Services, Inc. (the "C & B Shares");
 ------------

     B. Pursuant to the terms of the Stock Purchase Agreement, simultaneously with the execution of this Agreement the Initial Closing Date has occurred;

     C. Purchaser, the Corporation and Seller have agreed to consummate the transactions contemplated to occur on the Initial Closing Date, in accordance with the terms of the Stock Purchase Agreement, despite the fact that the Schedules to be delivered to the Purchaser by the Corporation and Seller (the "Remaining Schedules") other than SCHEDULE 2.06(a)(1), SCHEDULE 2,06(a)(2),
 --------------------                 --------------------  -------------------
SCHEDULE  2.06(b),  and  SCHEDULE  6.15 (the "Completed Schedules") have not yet
----------------         --------------       -------------------
been  complete;  and

     D. Purchaser, the Corporation and Seller have agreed that the Corporation and Seller shall deliver the Remaining Schedules on or prior to the Second Closing Date.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Investor hereby agrees as follows:

     1. Purchaser, the Corporation and the Seller hereby agree that the Completed Schedules are correct and complete as of the Initial Closing Date, and shall not be subject to further amendment or modification except in accordance with the terms of the Stock Purchase Agreement.

     2. Purchaser, the Corporation and the Seller hereby agree that the Corporation and the Seller shall deliver the Remaining Schedules on or prior to the Second Closing Date.

     IN WITNESS WHEREOF, the parties have caused this Initial Closing Date Agreement to be duly executed as of day and year first above written.


THE CORPORATION:                           PURCHASER:
CROCHET & BOREL  SERVICES,  INC.           CHARYS HOLDING COMPANY INC.

BY:                                        BY: /s/ Billy Ray, Jr.
   -----------------------------------        ----------------------------------
NAME: Troy Crochet, President              NAME: Billy Ray, Jr., Chief Executive
                                                 Officer

SELLER:
TROY CROCHET

BY:
   -----------------------------------